EXHIBIT 10.36
                                                                  CONFORMED COPY

                            DATED 20th October, 2000








                    DRESDNER KLEINWORT BENSON FINANCE LIMITED
            as Lessor (in its capacity as security trustee for and on
              behalf of itself and each of the Lessor Risk Parties)


                                       and

                         VIATEL U.K. LIMITED (as Lessee)







                   ------------------------------------------

                         MASTER LEASE PURCHASE AGREEMENT

                   ------------------------------------------




                                  ALLEN & OVERY
                                     London

                                    CONTENTS

CLAUSE                                                                                                     PAGE
1.       Interpretation.......................................................................................1
2.       Leasing; Quiet Enjoyment............................................................................25
3.       Delivery, Risk and Acceptance.......................................................................25
4.       Period of Leasing...................................................................................27
5.       Rentals.............................................................................................27
6.       Payments............................................................................................29
7.       Conditions Precedent................................................................................32
8.       Representations and Warranties of Lessee............................................................35
9.       Representations and Warranties of Lessor............................................................38
10.      Disclaimer and Exclusion of Liability; Lessor Security Interests....................................39
11.      Protection of Lessor's Interests....................................................................43
12.      Operational Undertakings............................................................................46
13.      Inspection of the Equipment.........................................................................53
14.      Insurance...........................................................................................53
15.      Event of Loss.......................................................................................57
16.      Default.............................................................................................64
17.      Dealings with Equipment following Termination or Expiry.............................................70
18.      Disposal............................................................................................72
19.      Indemnities.........................................................................................73
20.      Tax indemnity and Other Provisions..................................................................75
21.      Increased Costs and Funding Problems................................................................83
22.      Changes to the Parties..............................................................................85
23.      Costs, Expenses and Fees............................................................................88
24.      Evidence and Calculations...........................................................................89
25.      Amendments and Waivers..............................................................................89
26.      Set off.............................................................................................89
27.      Severability........................................................................................90
28.      Counterparts........................................................................................90
29.      Notices.............................................................................................90
30.      Language............................................................................................91
31.      Continuation of Indemnities.........................................................................91
32.      Indemnifiable Persons...............................................................................92
33.      Governing Law.......................................................................................92
34.      Illegality..........................................................................................92

SCHEDULES
1.       Lease Schedule......................................................................................93
2.       Certificate of Acceptance...........................................................................97
3.       Part I - Conditions Precedent Documents.............................................................99
         Part II - Conditions Precedent to Leasing of Equipment.............................................101
         Part III - Conditions Precedent Documents..........................................................106
4.       Loss Payee Clause..................................................................................107
5.       Form of Written Non-Disclosure Agreement...........................................................108
6.       Form of Permitted Sub-Lease........................................................................112
7.       Form of Notices to Landlords.......................................................................154
8.       Schedule of Euro and [Redacted] High Yield Notes...................................................164
9.       Form of Subordination Letter Agreement.............................................................165

SIGNATORIES.................................................................................................173

THIS MASTER LEASE PURCHASE AGREEMENT is dated 20th October, 2000,

BETWEEN:

(1) DRESDNER KLEINWORT BENSON FINANCE LIMITED (Registered No. 212857) whose registered office is at 20 Fenchurch Street, London EC3P 3DB (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties and together with its successors, permitted assigns and permitted transferees, the "LESSOR"); and

(2) VIATEL U.K. LIMITED (Registered No. 2968371) whose registered office is at Parnell House, 25 Wilton Road, London SW1V 1LW (the "LESSEE").

WHEREAS:

The Lessee wishes to lease from the Lessor and the Lessor is willing to lease to the Lessee the Equipment on the terms of this Master Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Master Agreement:

         "ACCEPTANCE COST"

         means, in respect of any Equipment, an amount equal to the finance charges calculated on the price of that Equipment as determined under the Nortel Supply Contract (excluding any VAT thereon) for the period from the Ship Date of that Equipment to the Initial Term Start Date in respect of that Equipment at the Acceptance Rate for that Equipment, such finance charges to accrue from day to day and to be calculated on the basis of a 360 day year.

         "ACCEPTANCE RATE"

         means in respect of any Equipment, the aggregate of the Cost of Funds and the Margin.

         "ACQUISITION COST"

         means, in respect of any Equipment which is the subject of a Lease Schedule, the aggregate of the price of that Equipment under the Nortel Supply Contract and any other contract for the provision of any of the Services (excluding any VAT) and, in the case of any Equipment, the Acceptance Cost for that Equipment as set out in that Lease Schedule.

         "ADDITIONAL ASSUREDS"

         means each of the persons required to be named as additional assureds under Clause 14.5(a) (Provisions common to insurances).

         "ADJUSTED EURO QUOTE"

         means, in respect of any Initial Term Start Date, a Euro Quote less the Relevant Swap Rate in respect of Euros (which figure shall illustrate the Viatel high yield risk premium for Euros).

         "AFFILIATE"

         means, in relation to a person, a Subsidiary or a holding company of that person or any other Subsidiary of that holding company.

         "AGENT'S FEES LETTER"

         means the agent's fee side letter of even date between the Lessor and the Lessee.

         "AGGREGATE ACQUISITION COST"

         means the aggregate of the Acquisition Costs under each of the Lease Schedules.

         "APPLICABLE LAW"

         means, as the context may require, all or any laws, statutes, proclamations, treaties, bylaws, directives, regulations, statutory instruments, rules, orders, decisions, circulars, codes, decrees, injunctions, resolutions, judgments, rules of court, delegated or subordinate legislation, rules of common law or any European Union legislation at any time or from time to time in force in a Relevant Country and which are or may become applicable to this Master
         Agreement, any agreement or document referred to in this Master Agreement or any other Transaction Documents, and have force of law, as the same may be subjected to any Change in Law from time to time.

         "APPROVED AGENT"

         means a bank or other financial institution mutually acceptable to the Lessee, the Lessor and Nortel for the purpose of fixing the Euro Quote in accordance with the provisions of Clause 21.3(b). Without limiting the foregoing, the parties agree that following banks and financial institutions are mutually acceptable for this purpose: Lloyds TSB Bank plc, Barclays Bank Plc, HSBC Bank plc, Banque International de Luxembourg and Toronto Dominion Bank.

         "ASSIGNMENT"

         means the Security Assignment re Nortel Supply Contract of even date herewith between the Lessee and the Lessor.

         "BOARD OF DIRECTORS"

         means the board of directors of the Lessee, any Permitted Sub-Lessee or any Guarantor, as the case may be, or any duly authorised committee of such board.

         "BREAK COSTS"

         has the meaning given to it in Clause 6.8 (Break Costs indemnity).

         "BUSINESS DAY"

         means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and New York.

         "CAPITAL OUTSTANDING"

         means, in relation to any Equipment the subject of a Lease Schedule and for any date, the amount set out in the "Schedule of Capital Outstanding" annexed to that Lease Schedule (being the schedule annexed as at the date that Lease Schedule is entered into or such other schedule as may have been substituted therefor from time to time following a prepayment by the Lessee under Clause 16.3(a) or an Event of Loss in respect of part of the Equipment pursuant to Clause 15.5(c)) opposite that date (if the relevant date is a Rental Payment Date) and opposite the immediately preceding Rental Payment Date (if the relevant date is not a Rental Payment Date).

         "CERTIFICATE OF ACCEPTANCE"

         means, in relation to any Equipment, the certificate in the form set out in Schedule 2 (Certificate of Acceptance) (or otherwise in such form as the Lessor may reasonably require) relating to that Equipment.

         "CHANGE IN LAW"

         means the application to any person of any Applicable Law, which did not apply to such person prior to the date of this Master Agreement, or, after the date of this Master Agreement, any change (whether with immediate, prospective or retrospective effect) in, or any change in the practice of application of any Applicable Law (including, without limitation, any Applicable Law ceasing to apply, being withdrawn or not being renewed, becoming effective or being varied and any change in interpretation of any Applicable Law by any competent authority).

         "CHANGE OF CONTROL"

         means such time as (i) a "person" or a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 of the United States of America (the "EXCHANGE ACT")) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of Viatel, Inc. or the Lessee or any Permitted Sub-Lessee on a fully diluted basis, and if, in the case of the Lessee or any Permitted Sub-Lessee, the Lessee or such Permitted Sub-Lessee ceases to be a member of Viatel, Inc.'s Group; or (ii) individuals who on the 19th March, 1999 constituted the Board of Directors of Viatel, Inc. (together with any new directors whose election by such Board of Directors or whose nomination to such Board of Directors for election by Viatel, Inc.'s stockholders was approved by a vote of at least two-thirds of the members of such Board of Directors then in office who either were members of such Board of Directors on 19th March 1999 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors of Viatel, Inc.

         "COLLOCATION ACKNOWLEDGEMENT"

         means, in respect of any Collocation Agreement, the agreement, in form and substance reasonably acceptable to the Lessor and the Lessee entered or to be entered into between the counterparty to the relevant Collocation Agreement, the Lessor, the Lessee and, if appropriate, the relevant Permitted Sub-Lessee and relating to that Collocation
         Agreement whereby the counterparty to the relevant Collocation Agreement, inter alia, acknowledges the ownership by the Lessor of the Equipment located or to be located on premises owned by or leased to the counterparty to the relevant Collocation Agreement.

         "COLLOCATION AGREEMENT"

         means any licence agreement made between the counterparty to such licence agreement (being the ultimate lessee or sub-lessee of the premises on which the Equipment is or is to be installed unless the relevant site is owned by, or leased to, Viatel, Inc. or another member of Viatel, Inc.'s Group) and the Lessee or, as the case may be, a Permitted Sub-Lessee in respect of certain premises in one or more of the Relevant Countries in which some or all of the Equipment is to be located.

         "COMMENCEMENT DATE"

         means, in respect of any Equipment, the date on which such Equipment is accepted and placed in service by the Lessee as evidenced by a Network Acceptance Certificate in respect of such Equipment.

        "COMMITMENT"

        [Redacted]

         "COMMITMENT FEE LETTER"

         means the commitment fee side letter of even date between the Lessor and the Lessee.

        "COMMITMENT PERIOD"

        [Redacted]

         "COMPENSATION AWARD"

         means the amount in Euros converted at the then prevailing exchange rate of the proceeds of any condemnation or other compensatory proceeds or awards arising on Compulsory Acquisition of the Equipment (other than the Services).

         "COMPULSORY ACQUISITION"

         means requisition of the Equipment (other than the Services) for title, other compulsory acquisition or requisition of the Equipment (other than the Services) (otherwise than by requisition for use or hire not involving requisition for title), or condemnation, seizure, capture, nationalisation, appropriation, expropriation, deprivation or confiscation for any reason of the Equipment (other than the Services) by any authority.

         "COMPULSORILY ACQUIRED"

         will be construed accordingly.

         "COST OF FUNDS"

         means, in respect of a Lease Schedule, the interest rate swap offered rate for Euros proposed by the Lessor on the date which falls three (3) Business Days prior to the Initial Term Start Date for such Lease Schedule, in respect of a period equal to the average life of such Lease Schedule and which is acceptable to the Lessee. In the event that such rate is not acceptable to the Lessee, then the rate shall be the annual interest rate swap offered rate that the Lessor obtains from the ICAPEURO screen provided by Reuters, which the Lessor then interpolates to reflect the average life of the relevant Lease Schedule, and converts into a monthly rate, in each case plus 5 basis points.

         "DEED OF NOVATION"

         means the deed of novation dated on or about the date of this Master Agreement to be entered into by, Viatel, Inc. and the Lessee by which Nortel Optical and Viatel, Inc. transfer their respective rights and obligations under the Nortel Supply Contract to Nortel and the Lessee respectively.

         "DEFAULT RATE"

         means, in respect of any Lease Schedule, two (2) per cent. per annum above the aggregate of the Costs of Funds and the Margin.

         "DELIVERY"

         means, in respect of an item of the Equipment, the delivery of the item by the Lessor to the Lessee under this Master Agreement.

         "DETACHABLE ADDITIONS"

         has the meaning in Clause 12.13(b) (Title to replacements etc.).

         "ELECTION PROCEDURE"

        [Redacted]

         "ENVIRONMENT"

         means all, or any of, the following media, the air (including the air within buildings and the air within other natural or man-made structures above or below ground), water (including ground and surface water) and land (including surface and subsurface soil).

         "ENVIRONMENTAL AFFILIATE"

         means an agent, employee, independent contractor, sub-contractor or other person in a contractual relationship with the Lessee relating to the Equipment or its operation.

         "ENVIRONMENTAL APPROVALS"

         means any authorisation required under applicable Environmental Laws.

         "ENVIRONMENTAL CLAIM"

         means any written or oral notice or assertion from anyone, including, without limitation, any government, alleging any breach, contravention or violation of any Environmental Law or the existence of any liability or potential liability arising from such breach, contravention or violation or the presence of Hazardous Material including, without limitation, liability to conduct, pay for or for damages in respect of any investigation or audit clean-up, redemption, administrative cost or charge or expense, damage to the Environment or any natural resource, property loss or damage, personal injury or any penalty attaching or relating to the presence, emission, release or leak of any Hazardous Material in or to the Environment.

         "ENVIRONMENTAL LAWS"

         means any or all applicable law (whether civil, criminal or administrative), common law, statute, statutory instrument, treaty, convention, regulation, directive, by-law, demand, decree, ordinance, injunction, resolution, order, judgment, rule, permit, licence or restriction (in each case having the force of law) and codes of practice or conduct, circulars and guidance notes having legal or judicial import or effect, in each case of any Governmental Authority in any applicable jurisdiction relating to or concerning:

         (a)  pollution or contamination of the Environment;

         (b) harm, whether actual or potential, to mankind and human senses, other living organisms and ecological systems;

         (c)  the  generation,   manufacture,   processing,   distribution,  use
              (including abuse), treatment, storage, disposal, transport or handling of Hazardous Materials; and

         (d) the emission, leak, release, spill or discharge into the Environment of noise, vibration, dust, fumes, gas, odours, smoke, steam effluvia, heat, light, radiation (of any kind), infection, electricity or any Hazardous Material and any matter or thing capable of constituting a nuisance or an actionable tort or breach of statutory duty of any kind in respect of such matters, including, without limitation, the following laws of the United States of America: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Oil Pollution Act of 1990, as amended, the Resource Conservation and Recovery Act, as amended, and the Toxic Substances Control Act, as amended, together, in each case, with the regulations promulgated and the guidance issued pursuant thereto.

         "EQUIPMENT"

         means together each and every item of optical network, transmission or other equipment supplied by the Seller as set out in the Lease Schedules and including the Seller provided cabinet and/or racks in which the same has been, or is to be, installed together with, where the context so permits, all Technical Records relating thereto and Services to be provided in connection with such equipment and including any and all parts, components, equipment and accessories (whether assembled or self assembly) installed thereon or therein on the Commencement Date which form part of such Equipment (or which, having been removed therefrom, remain the property of the Lessor) and all substitutions, replacements and modifications required by law, other modifications and replacements from time to time made to that Equipment in accordance with or permitted by the terms of this Master Agreement, (but excluding all items that cease to be subject to the terms of this Master Agreement) and, unless the context otherwise requires, references to "EQUIPMENT" shall include a reference to any of them or a reference to any part of it.

         "EURO" and "E"

         means the lawful currency in a Participating Member State.

        "EURO QUOTE"

        [Redacted]

        [Redacted]

         "EVENT OF DEFAULT"

         means any event specified in Clause 16.1 (Events of Default).

         "EVENT OF LOSS"

         in respect of all the Equipment (other than the Services), has the meaning given in Clause 15.1 (Event of Loss of the Equipment) and, in respect of part only of the Equipment (other than the Services), has the meaning given in Clause 15.2 (Event of Loss of part of the Equipment).

         "FACILITY FEE LETTER"

         means the facility fee side letter of even date between the Lessor and the Lessee.

        "FIXING PERIOD"

         means the period ending [Redacted] from the date of this Master Agreement.

         "GOVERNMENTAL AUTHORITY"

         means:

         (a) any government (de jure or de facto) of a Relevant Country or political subdivision of a Relevant Country, or local jurisdiction in a Relevant Country; and/or

         (b) any governmental authority or statutory, legal, fiscal, monetary or administrative body or supra-national body (whether it be domestic, foreign, international, state or local and including any such authority or body of the European Union and the United Nations) which operates or has jurisdiction, directly or indirectly, in a Relevant Country; and/or

         (c) any instrumentality, board, commission, court, or agency of any thereof, however constituted.

         "GROUP"

         means in relation to any company, that company and any company which is a holding company or subsidiary of that company and any subsidiary of such holding company.

         "GUARANTORS"

         means together Viatel, Inc., a company incorporated and existing under the laws of the State of New York and with its principal place of business at 685 Third Avenue, New York, NY 10017, U.S.A. together with, if and when the same is established, any holding company of Viatel U.K. Limited and "GUARANTOR" shall mean any of them.

         "HAZARDOUS MATERIAL"

         means any element or substance, whether natural or artificial, and whether consisting of gas, liquid, solid or vapour, whether on its own or in any combination with any other element or substance, which is listed, identified, defined or determined by any Environmental Law to be, to have been, or to be capable of being or becoming harmful to mankind or any living organism or damaging to the Environment, including, without limitation, oil (as defined in the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended).

         "INDEMNIFIABLE PERSON"

         means each of the Lessor, each Lessor Risk Party, each member of the Lessor Group, each member of a Lessor Risk Party's Group and their respective shareholders, agents, subcontractors, partners, receivers, assigns, directors, officers, servants and employees and the dependants of any of the foregoing.

        "INITIAL TERM"

         means, in respect of any Equipment which is the subject of a Network Acceptance Certificate, the period commencing on the Commencement Date for that Equipment and continuing until the day preceding the day which falls [Redacted] months (or, if the Initial Term Start Date falls in the period described in proviso (ii) to the definition of "INITIAL TERM START DATE", [Redacted] months) after the Initial Term Start Date for that Equipment.

        "INITIAL TERM START DATE"

         means, in respect of any Equipment, the last Business Day of the month during the Commitment Period in which the Commencement Date in respect of that Equipment occurs PROVIDED ALWAYS THAT:

         (a) if the Commencement Date for any Equipment occurs ten (10) Business Days or less before the end of a month, the Initial Term Start Date for that Equipment shall be the last Business Day of the immediately succeeding month during the Commitment Period; and

         (b) if the Commencement Date occurs ten (10) Business Days or less prior to the end of the Commitment Period, the Initial Term Start Date for the relevant Equipment shall be the last Business Day of [Redacted]

         "INSTALMENT SALE AGREEMENT"

         means the instalment sale agreement entered or to be entered into between the Lessor and the Seller in respect of the Equipment.

         "INSURANCE PROCEEDS"

         means the proceeds of any of the Insurances relating to loss of or damage to the Equipment or any item thereof.

         "INSURANCES"

         means:

         (a)  all  contracts  and policies of  insurance  which are from time to time effected in respect of the Equipment under Clause 14 (Insurance) or which are otherwise required to be taken out under this Master Agreement; and

         (b)  all benefits thereunder and all claims in respect thereof,

         (in the case of (a) and (b) above, as the interests of the Lessor may appear).

         "IRRECOVERABLE VAT"

         means any VAT paid by or on behalf of the Lessor in relation to any matter or transaction in respect of supplies of goods or services made to the Lessor (or any company which is treated as a member of the same group as the Lessor for VAT purposes) in connection with the Equipment and any associated transaction in connection with the Lessor's acquisition of the Equipment if in respect of such payment and to the extent thereof the Lessor (or the representative member of the Lessor's VAT group, if the Lessor is treated as a member of a VAT group) is not entitled to recover such amount from the authority responsible for the collection of VAT or is not entitled to receive and retain a credit in full as "INPUT TAX" as a deduction against "OUTPUT TAX" (as the expressions "OUTPUT TAX" and "INPUT TAX" are defined, in the United Kingdom, in Section 24 VATA 1994 and in any other Relevant Country, equivalent terms under equivalent legislation) under, in the United Kingdom, Section 25 VATA 1994 and in any other Relevant Country, an equivalent term under equivalent legislation in relation to VAT in which such supplies are treated as made.

         "LEASE GUARANTEE"

         means the guarantee and indemnity of even date herewith by Viatel, Inc. in favour of the Lessor in respect of the obligations of the Lessee under this Master Agreement and the other Transaction Documents or, as the case may be, such other guarantee and indemnity which might at any time replace the same by the Guarantors on a joint and several basis in favour of the Lessor in respect of those obligations.

         "LEASE PARTICIPANT"

         means a party (other than the Lessor) to any Lease Participation Arrangements.

         "LEASE PARTICIPATION ARRANGEMENTS"

         means arrangements entered into by the Lessor and/or the Seller and/or any third party:

         (a) pursuant to which such other third party (but not the Seller), in consideration of an agreed percentage of the Lease Payments due to the Lessor under this Master Agreement, shall deposit monies with the Lessor by way of funded sub-participation; or

         (b) the effect and intention of which is to transfer to the Seller or such other third party from the Lessor the risk of non payment by the Lessee under this Master Agreement.

         "LEASE SCHEDULE"

         means, in relation to the Equipment or a part thereof which is to be located in a particular Relevant Country, leased to the Lessee and (if applicable) sub-leased to a particular Permitted Sub-Lessee, a lease schedule to be entered into between the Lessor and the Lessee in respect of that Equipment in substantially the same form as that set out in Schedule 1 (Form of Lease Schedule) (or otherwise in such form as the Lessor may reasonably require).

         "LESSOR GROUP"

         means the Lessor and any other member of the Group of companies of which the Lessor is a member.

         "LESSOR RISK PARTIES"

         means together the Lessor, the Seller and any Lease Participant and "LESSOR RISK PARTY" means any of them.

         "LESSOR SECURITY INTEREST"

         means  any  Security   Interest  on  the  Equipment  which  the  Lessee
         establishes arises as a result of:

          (a) claims against or affecting the Lessor other than Security Interests arising as a result of its participation in the transactions contemplated by the Transaction Documents;

          (b) acts or omissions of the Lessor which do not constitute the performance of obligations or liabilities, or the exercise of rights, by the Lessor under any of the Transaction Documents; or

          (c) the non-payment of Taxes imposed on the Lessor other than Taxes the subject of any indemnity in favour of the Lessor under the Transaction Documents or where the liability to pay, or the amount of, such Taxes is being disputed by the Lessor in good faith by appropriate proceedings diligently pursued and a stay of enforcement is in effect with respect to the Security Interest.

         "LOSSES"

         means any and all costs, expenses, payments, charges, losses, demands, liabilities, claims (including Environmental Claims), actions, proceedings, penalties, fines, damages, judgments, orders or other actions.

         "MAKE WHOLE AMOUNT"

         means, in respect of a Lease Schedule, the sum equal to the excess, if any, of:

         (a) the sum of the present value of each of the remaining payments of Periodic Rent under such Lease Schedule, discounted by the Reinvestment Rate of the Lessor on the date of the relevant prepayment; over

         (b) the Capital Outstanding under such Lease Schedule plus the accrued but unpaid finance charge on that Capital Outstanding (calculated at the aggregate of the Cost of Funds and the Margin) up to and including the relevant Termination Date.

        "MARGIN"

        [Redacted]

         "MASTER AGREEMENT"

         means this master lease purchase agreement.

         "MASTER SUPPLEMENTAL AND AMENDMENT AGREEMENT IN RELATION TO THE NORTEL SUPPLY CONTRACT"

         means the agreement of that title dated on or about the date of this Master Agreement between Nortel (in its capacity as seller under the Nortel Supply Contract), the Lessor and the Lessee (in its capacity as purchaser under the Nortel Supply Contract).

         "MATERIAL ADVERSE CHANGE"

         means:

         (a) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Viatel, Inc.'s Group taken as a whole since the date of Viatel, Inc. Group's most recent audited annual financial statements for the period to 31st December, 1999 (except for matters disclosed in Viatel, Inc.'s Form 10-Q for the fiscal quarter ended 30th June, 2000 filed with the U.S. Securities and Exchange Commission (the "SECOND QUARTER 2000 10-Q")); or

         (b) a material impairment of the ability of the Lessee, any Permitted Sub-Lessee or either or both of the Guarantors to perform when due their respective obligations under or to remain in compliance with the Transaction Documents to which they are or will be a party.

         "MATERIAL CONTRACTS"

         includes:

         (a) any material licence issued to the Lessee, either of the Guarantors or any other member of Viatel, Inc.'s Group and required for the installation and utilisation of telecommunications networks in the Relevant Countries in which Equipment is located; or

         (b) any other licence or agreement the termination or expiration of which would cause a Material Adverse Change.

         "NET INSURANCE PROCEEDS"

          means, in relation to an Event of Loss, any Insurance Proceeds referable thereto unconditionally received by the Lessor less the costs and expenses of the Lessor referred to in Clause 15.6(a)(i) (Application of Insurance Proceeds and Compensatory Awards).

         "NETWORK"

         has the meaning given to it in the Nortel Supply Contract.

         "NETWORK ACCEPTANCE"

         has the meaning given to it in the Nortel Supply Contract.

         "NETWORK ACCEPTANCE CERTIFICATE"

         means, in respect of any of the Equipment (other than the Services) that undergoes Network Acceptance Tests, the Acceptance Certificate relating to that Equipment signed by the Network Acceptance Manager of the Lessee, the relevant Permitted Sub-Lessee or, as the case may be, Viatel, Inc. upon satisfactory completion by that Equipment of those Network Acceptance Tests.

         "NETWORK ACCEPTANCE TEST"

         has the meaning given to it in the Nortel Supply Contract.

         "NORTEL"

         means  Nortel  Networks  plc  (Registered  No.   3937799),   a  company
         incorporated under the laws of England and Wales whose registered office is at Maidenhead Office Park, Westacott Way, Maidenhead, Berkshire SL6 3QH, England.

         "NORTEL DEED OF NOVATION"

         means the deed of novation of even date herewith entered into between Nortel, the Lessor, the Lessee and Viatel, Inc. pursuant to which this Master Agreement and the other relevant Transaction Documents are to be novated by the Lessor to Nortel in the circumstances and subject to the conditions set out therein.

         "NORTEL NETWORKS GROUP"

         means any company which is a member of the Group of companies to which Nortel belongs.

         "NORTEL OPTICAL"

         means Nortel Networks Optical Components Limited (formerly known as Nortel Networks plc and before that as Nortel plc), a company incorporated under the laws of England and Wales (Registered No. 251571) whose registered office is at Maidenhead Office Park, Westacott Way, Maidenhead, Berkshire SL6 3QH, England.

         "NORTEL SUPPLY CONTRACT"

         means the equipment purchase agreement dated 30th December, 1998 between Viatel, Inc., (as buyer) and Nortel Optical (under its former name of Nortel plc) (as Seller) in respect of, inter alia, the Equipment, the Software and certain services in relation thereto all as more particularly described in the equipment purchase agreement as amended and supplemented from time to time and as novated to Nortel and the Lessee pursuant to the Deed of Novation, together with (i) Orders in respect of the Equipment and (ii) the Master Supplemental and Amendment Agreement in relation to the Nortel Supply Contract.

         "ORDER"

         has the meaning given to it in the Nortel Supply Contract.

         "OUTSTANDING AMOUNTS"

         means any amount payable by the Lessee (including but not limited to Rental) which has fallen due under any of the Transaction Documents but which is unpaid.

         "PARENT BANK"

         means Dresdner Bank A.G., London Branch.

         "PARENT BANK'S SPOT RATE OF EXCHANGE"

         means the Parent Bank's spot rate of exchange for the purchase of Euros in the London foreign exchange market with any other currency at or about 11.00 a.m. on a particular day.

         "PARTICIPATING MEMBER STATE"

         means a Member of state of the European Communities that adopts the Euro as its currency in accordance with legislation of the European Union relating to European Economic and Monetary Union.

         "PARTICIPATION"

         means  the  amount  paid  by  a  Lease   Participant  under  the  Lease
         Participation Arrangements in order to acquire the relevant rights granted by those Lease Participation Arrangements.

         "PARTY"

         means a party to this Master Agreement.

         "PERIODIC RENT"

         means, in respect of that part of the Equipment which is the subject of a Lease Schedule, the amount to be paid by way of scheduled rent for that Equipment, the amounts and dates for payment of which will be set out in that Lease Schedule and which will be calculated by reference to Clause 5.2(a)(ii).

         "PERMITTED SECURITY INTEREST"

         means:

         (a) any lien in respect of Taxes which are either not yet assessed or, if assessed, are not yet due and payable, or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves or an adequate bond have been provided by the Lessee);

         (b) any lien of a mechanic, repairer, workman or storage facility provider or other similar lien arising in the ordinary course of business by statute or by operation of law, in respect of obligations which are not overdue or which are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves or an adequate bond have been provided by the Lessee);

         (c) any lien or other right of detention arising out of any judgment or award with respect to which at the relevant time an appeal is being presented in good faith and with respect to which there has been secured a stay of execution pending such appeal;

         (d)  any Lessor Security Interest;

         (e) any lien in favour of any Member of the Nortel Networks Group or any of its suppliers under the Nortel Supply Contract;

         (f)  any Security Interest created by the Transaction Documents; and

         (g)  any Security Interest consented to in writing by the Lessor,

         PROVIDED THAT, in the case of (a) to (c) and (e) above, any such proceedings, or the continued existence of such lien or other right, do not involve any likelihood of the sale, forfeiture or loss of the Equipment or any interest therein.

         "PERMITTED SUB-LEASE"

          means, in respect of any or all of the Equipment which is the subject of a Lease Schedule, a sub-lease of such Equipment entered into by the Lessee with a Permitted Sub-Lessee (other than one in the United States of America, [Redacted] or [Redacted]) substantially in the form of the pro-forma sub-lease at Part I of Schedule 6 (Form of Permitted Sub-Lease), for a Permitted Sub-Lease in the United States of America, substantially in the form of the pro-forma sub-lease at Part II of
          Schedule 6 (Form of Permitted Sub-Lease), for a Permitted Sub-Lease in [Redacted], substantially in the form of the pro-forma sub-lease at
          Part III of Schedule 6 (Form of Permitted Sub-Lease) and, for a Permitted Sub-Lease in [Redacted], substantially in the form of the pro-forma sub-lease at Part IV of Schedule 6 (Form of Permitted Sub-Lease) and satisfying the conditions set out in Clause 12.3 (Possession and sub-leasing).

         "PERMITTED SUB-LESSEE"

         means a sub-lessee which is a member of Viatel, Inc.'s Group and which has its principal place of business in the Relevant Country in which the Equipment to be sub-leased to such sub-lessee is installed.

         "POTENTIAL EVENT OF DEFAULT"

         means an event which with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

         "PROCEEDS"

         means the proceeds of any sale or disposal of any of the Equipment.

         "PROVISIONAL ACCEPTANCE CERTIFICATE"

         means the acceptance certificate relating to any Equipment (other than the Services) that undergoes Provisional Acceptance Tests signed by the Lessee or Permitted Sub-Lessee or, as the case may be, Viatel, Inc. upon satisfactory completion by that Equipment of those Provisional Acceptance Tests.

         "PROVISIONAL ACCEPTANCE TESTS"

         has the meaning given to it in the Nortel Supply Contract.

         "REINVESTMENT RATE"

         means, in respect of the Capital Outstanding under a Lease Schedule, the interest rate swap bid rate for Euros proposed by the Lessor on the date which falls three (3) Business Days prior to the proposed Termination Date for such Lease Schedule, in respect of a period equal to the remaining average life of such Lease Schedule and which is acceptable to the Lessee. In the event that such rate is not acceptable to the Lessee, then the rate shall be the annual interest rate swap bid rate that the Lessor obtains from the ICAPEURO screen provided by Reuters, which the Lessor then interpolates to reflect the remaining average life of the relevant Lease Schedule and converts into a monthly rate, in each case less 5 basis points. If there is no rate available on the ICAPEURO screen provided by Reuters, then the rate shall be the average of the annual interest rate swap bid rates that the Lessor obtains from each of Barclays Bank Plc, HSBC Bank plc and Lloyds TSB Bank plc interpolated and converted into a monthly rate as aforesaid less 5 basis points.

         "RELEVANT COUNTRY"

         means, according to the context in which it is used, the country in which the Lessor, the Lessee, a Permitted Sub-Lessee or a Guarantor is incorporated or in which the Equipment is located from time to time.

        "RELEVANT SWAP RATE"

        [Redacted]

         "RENTAL"

         means Periodic Rent and any other amount expressed to be payable by the Lessee under this Master Agreement or any Lease Schedule as rental or additional rental.

         "RENTAL PAYMENT DATE"

         means, for each Lease Schedule, the Initial Term Start Date and the last Business Day of each month for the remainder of the Initial Term for that Lease Schedule.

         "REQUISITIONED EQUIPMENT"

         has the meaning given to it in Clause 15.8 (Requisition for hire).

         "SECURITY INTEREST"

         means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest).

         "SECURITY TRUSTEE AGREEMENT"

         means the security trustee agreement entered or to be entered into between the Lessor and each other Lessor Risk Party.

         "SELLER"

         means Nortel or any member of the Nortel Networks Group in its capacity as seller of the Equipment to the Lessor.

         "SERVICES"

         means, in relation to the Equipment, Services (as that term is defined in the Nortel Supply Contract) together with the provision of maintenance, spares management (pursuant to any Service Level Agreement entered into between Nortel and the Lessee) and any extended warranty provided by Nortel to the Lessee.

         "SETTLEMENT DATE"

         means, in relation to an Event of Loss the 120th day after the date of occurrence of the Event of Loss.

         "SHIP DATE"

         means the date on which a product ordered by Viatel or a Viatel Affiliate is shipped from Nortel's or an Affiliate of Nortel's facility or in the case of Software which is downloaded, the date upon which such software is downloaded to the System; however Ship Date shall not mean the date on which non-licensed software (as described in Clause
         19.3 of Annex A (General Conditions) to the Nortel Supply Contract) is activated.

         "SIGNIFICANT SUBSIDIARY"

         means, at any date of determination, any Subsidiary of Viatel, Inc. that, together with its Subsidiaries (as defined in the Schedule of Covenants to the Lease Guarantee):

         (a) for the most recent fiscal year of Viatel, Inc., accounted for more than 10 per cent. of the consolidated revenues of Viatel, Inc.; or

         (b) as of the end of such fiscal year, was the owner of more than 10 per cent. of the consolidated assets of Viatel, Inc.,

         all as set forth in the most recently available consolidated financial statements of Viatel, Inc. for such fiscal year.

         "SOFTWARE"

         means the set of machine readable instructions provided by the Seller for the control and operation of the System.

         "SPECIFICATION"

         means any specification incorporated in Annex D of the Nortel Supply Contract.

         "SUB-LEASE ASSIGNMENT"

         means the deed of assignment of the Permitted Sub-Leases to be entered into by the Lessor and the Lessee.

         "SUB-LESSEE INSOLVENCY EVENT"

         means the occurrence of any of the events set out in Clauses 16.1(f) to
         (j) inclusive in respect of a Permitted Sub-Lessee.

         "SUBORDINATION LETTER AGREEMENT"

         means  the  Subordination  Letter  Agreement  in the  form of Part I of
         Schedule 9 (Form of Subordination Letter Agreement) and in the case of any Permitted Sub-Lessee in [Redacted], in the form of Part II of
         Schedule 9 (Form of subordination Letter Agreement) to be entered into between the Lessor, the Lessee and any Permitted Sub-Lessee to which the Lessee sub-leases any Equipment pursuant to Clause 12.3 (Possession and sub-leasing), by which (among other things) the Permitted Sub-Lessee confirms that its rights under the Permitted Sub-Lease to which it is a party are subordinate to the Lessor's rights under this Master Agreement and as owner of that Equipment.

         "SUBSIDIARY"

         means, with respect to any Person (as defined in the Schedule of Covenants to the Lease Guarantee), any corporation, association or other business entity of which more than 50 per cent. of the voting power of the outstanding Voting Stock (as defined in the Schedule of Covenants to the Lease Guarantee) is owned, directly or indirectly, by such Person and/or one or more other Subsidiaries of such Person (as defined in the Schedule of Covenants to the Lease Guarantee).

         "SYSTEM"

         means the Equipment and Software integrated as necessary to meet the requirements of the Specification and the other provisions of the Nortel Supply Contract.

         "TA 1988"

         means the Income and Corporation Taxes Act 1988.

         "TAX LIABILITY"

         means in respect of any person:

         (a) any liability or any increase in the liability of that person to make any payment or payments of or in respect of Tax;

         (b) the loss, or setting off against income, profits or gains, or against any liability to make a payment or payments of, or in respect of Tax, of any relief, allowance, deduction or credit (a "RELIEF") which would otherwise have been available to that person; and

         (c) the loss, or setting off against any liability to make a payment or payments of or in respect of Tax, of a right to repayment of Tax which would otherwise have been available to that person;

         and in any case falling within (b) or (c) above the amount that is to be treated as a Tax Liability shall be determined as follows:

         (i) in a case which falls within (b) above, and where the Relief that was the subject of the loss or setting off was or would have been a deduction from or offset against Tax, the Tax Liability shall be the amount of that Relief;

         (ii) in a case which falls within (b) above, and which involves the loss of a Relief which would otherwise have been available as a deduction from or offset against gross income, profits or gains, the Tax Liability shall be the amount of Tax which would (on the basis of the Tax rates current at the date of the loss and assuming that the person has sufficient gross income, profits or gains to utilise the Relief) have been saved but for the loss of the Relief;

         (iii)in a case which falls within (b) above, and which involves the setting off of a Relief which would otherwise have been available as a deduction from or offset against gross income, profits or gains, the Tax Liability shall be the amount of Tax which has been or will be saved in consequence of the setting off; or

         (iv) in a case which falls within (c) above, the Tax Liability shall be the amount of the repayment that would have been obtained but for the loss or setting off.

         For the purposes of this definition any question of whether any relief, allowance, deduction, credit or right to repayment of tax has been lost or set off, and if so, the date on which that loss or set off took place, shall be conclusively determined by the Lessor, acting in good faith.

         "TAXES"

         means all present and future taxes, levies, duties, imposts, charges, of any kind whatsoever, payable at the instance of or imposed by any Governmental Authority, together with any penalties, additions, fines, surcharges or interest relating thereto and "TAX", "TAX" and "TAXATION" will be construed accordingly (subject to the definitions of VAT and Irrecoverable VAT herein).

         "TECHNICAL RECORDS"

         means, in relation to the Equipment, all manuals, logs, records, technical data, drawings, schedules and other materials, documents and Software (whether kept or to be kept in compliance with any law or regulation or the requirements of any Governmental Authority or otherwise) relating to the Equipment, its ownership, operation, use, maintenance or repair (and whether kept in written or electronic form).

         "TERMINATION"

         means a termination of the leasing of the Equipment the subject of a Lease Schedule by reason of:

         (a)  the service of a notice by the Lessor on the Lessee  under  Clause
              16.2 (Termination by Lessor); or

         (b)  the service by the Lessee of a Voluntary Termination Notice; or

         (c)  an Event of Loss occurring in respect of all of that Equipment; or

         (d)  the   occurrence   of  an   illegality   event  under   Clause  34
              (Illegality); or

         (e) the occurrence of one of the mandatory prepayment events set out in Clause 16.5.

         "TERMINATION AMOUNT"

         means, in respect of the items of Equipment which are the subject of a Lease Schedule and for any date, the aggregate of the following amounts for that Lease Schedule:

         (a) the Capital Outstanding set out opposite that date in the Schedule of Capital Outstanding to the relevant Lease Schedule (if the relevant date is a Rental Payment Date) or, as the case may be, set out opposite the immediately preceding Rental Payment Date in the Schedule of Capital Outstanding to the relevant Lease Schedule (if the relevant date is a day other than a Rental Payment Date);

         (b) any unpaid Rental and any other Outstanding Amounts (to the extent not included in Capital Outstanding under paragraph (a) above);

         (c)  any and all  accrued  but unpaid  finance  charges on the  Capital
              Outstanding calculated at the rate per annum which is the aggregate of the Cost of Funds and the Margin; and

         (d)  the Make Whole Amount.

         "TERMINATION DATE"

         means:

         (a) in the case of a notice served by the Lessor under Clause 16.2 (Termination by Lessor), the date on which that notice is served;

         (b) in the case of a Voluntary Termination Notice or a Partial Voluntary Termination Notice, the date for prepayment specified in such notice;

         (c) in the case of an Event of Loss, the Business Day following the Settlement Date;

         (d) in the case of an illegality event under Clause 34 (illegality), the day falling one day before such illegality event; and

         (e) in the case of the occurrence of one of the mandatory prepayment events set out in Clause 16.5, the date upon which the Lessee is obliged to make the mandatory prepayment pursuant to Clause 16.5.

        "TIER 1 COUNTRY"

         means any of the United Kingdom, [Redacted], United States of America, [Redacted].

        "TIER 2 COUNTRY"

        [Redacted]

         "TRANSACTION DOCUMENTS"

         means:

         (a)  this Master Agreement;

         (b)  each Lease Schedule;

         (c)  each Certificate of Acceptance;

         (d)  the Security Assignment re Nortel Supply Contract;

         (e)  the Lease Guarantee;

         (f) the Master Supplemental and Amendment Agreement in relation to the Nortel Supply Contract;

         (g)  each agreement in respect of Lease Participation Arrangements;

         (h)  the Sub-Lease Assignment;

         (i)  the Deed of Novation;

         (j)  the Nortel Deed of Novation; and

         (k) any and all other documents, agreements and letters, between the Lessor and the Lessee (whether or not amongst others) to the extent relating to the Equipment,

         and all notices, consents, certificates and other documents from time to time issued pursuant to any of the above and all other agreements, letters and documents designated as such by the Parties.

         "VAT"

         means value added tax as provided for in the VATA 1994 and in any other Relevant Country, equivalent legislation and legislation (whether delegated or otherwise) supplemental to it or in any primary or subordinate legislation promulgated by the European Union or any body or agency thereof and any tax similar or equivalent to value added tax imposed by any country other than the United Kingdom and any similar or turnover Tax replacing or introduced in addition to any of the foregoing.

         "VATA 1994"

         means the Value Added Tax Act 1994.

         "VIATEL, INC."

         means a company incorporated and existing under the laws of the State of Delaware and with its principal place of business at 685 Third Avenue, New York, NY 10017, U.S.A.

         "VOLUNTARY TERMINATION NOTICE"

         has the meaning given to it in Clause 16.3(b).

1.2      CONSTRUCTION

         (a) In this Master Agreement unless the contrary intention appears a reference to:

              (i)   an  "AGREEMENT"  includes  a  concession,   contract,  deed,
                    instrument, franchise, licence, treaty or undertaking (in each case, whether oral or written);

                    an   "AMENDMENT"   includes  a   supplement,   novation   or
                    re-enactment and "AMENDED" is to be construed accordingly;

                    "ASSETS" includes present and future properties, revenues and rights of every description;

                    "AUTHORISATION"   includes   an   authorisation,    consent,
                    approval, resolution, licence, permit, exemption, filing and registration;

                    "INCLUDING" or "IN PARTICULAR" is to be construed as being by way of illustration or emphasis and not limiting or prejudicial to the generality of any foregoing words;

                    a "PERSON" includes any individual, company, unincorporated association or body of persons (including a partnership, joint venture or consortium), Governmental Authority, state, agency, international organisation or other entity and its successors and assigns;

                    a "REGULATION" includes any regulation, rule, official directive, request (not having the force of law but which banks and financial institutions in any Relevant Country customarily comply with) or guideline (whether or not having the force of law) of any Governmental Authority;

                    "SUBSIDIARY"   and  "HOLDING   COMPANY"  have  the  meanings
                    respectively given to them by sections 736 and 736A of the Companies Act 1985;

              (ii)  a Clause or a  Schedule  or  Appendix  is a  reference  to a
                    clause  of  or  a  schedule   or  appendix  to  this  Master
                    Agreement;

              (iii) a Paragraph  is a reference  to a paragraph of a Schedule to this Master Agreement;

              (iv) a Transaction Document or another document is a reference to that Transaction Document or other document as amended;

              (v)   a time of the day is a reference to London time; and

              (vi) words importing the plural shall include the singular and vice versa.

         (b) In this Master Agreement unless the contrary intention appears a reference to a provision of law is a reference to that provision as amended or re-enacted and (i) includes any statute, decree, constitution, regulation, order, judgment or directive of any Governmental Authority; (ii) includes any treaty, pact, compact or other agreement to which any Governmental Authority is a signatory or party; and (iii) includes any judicial or administrative interpretation or application thereof.

         (c) Unless the contrary intention appears or it is specifically defined therein, a term used in any other Transaction Document or in any notice given under or in connection with any Transaction Document has the same meaning in that Transaction Document or notice as in this Master Agreement.

         (d) The index to and the headings in this Master Agreement are for convenience only and are to be ignored in construing this Master Agreement.

         (e) Wherever in this Master Agreement the Lessee is required to indemnify the Lessor or any Lessor Risk Party "after Tax" this shall mean that the payment to be made under the indemnity shall be sufficient to ensure that the Lessor or, as the case may be, the relevant Lessor Risk Party is fully indemnified in respect of the relevant matter but receives no net benefit as a result of the indemnity payment taking into account both any Tax liability of the Lessor or, as the case may be, the relevant Lessor Risk Party in respect of the receipt of the indemnity payment and the benefit of any deduction or Tax relief to which the Lessor or, as the case may be, the relevant Lessor Risk Party is entitled in respect of payment of the liability giving rise to the indemnity payment.

         (f) For the purposes of this Master Agreement, the Cost of Funds, the Margin and any other interest rate shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

2.       LEASING; QUIET ENJOYMENT

2.1      AGREEMENT TO LEASE

         The Lessor agrees to lease and the Lessee agrees to take on lease the Equipment on and subject to the terms of this Master Agreement.

2.2      QUIET ENJOYMENT

         The Lessor recognises the Lessee's right to quiet enjoyment, use and possession of the Equipment in the ordinary course of its business and agrees, so long as no Event of Default or Potential Event of Default has occurred and is continuing and subject to the terms of the
         Transaction Documents (other than the Lease Participation Arrangements), that the Lessor will not interrupt or interfere with such quiet enjoyment, use and possession during the Lease Period. The Lessor will not be liable to the Lessee for any interruption or interference of or with the Lessee's enjoyment, use and possession to the extent the same arises directly or indirectly from any act or omission of any person other than the Lessor.

2.3      NATURE OF LESSOR'S AND LESSEE'S INTERESTS

         (a) The Lessee acknowledges that the Lessor is acquiring the Equipment under the Instalment Sale Agreement and that, as between the Parties and subject to the Lessee's rights under this Master Agreement and to Permitted Security Interests (other than Lessor Security Interests), as from the Commencement Date for any Equipment the Lessor will be the owner of and have title to that Equipment except as otherwise provided expressly herein.

         (b) The Lessee's sole rights in the Equipment will be as bailee under this Master Agreement and the Lessee will not acquire or have any right to acquire legal or beneficial ownership of the Equipment or any proprietary interest therein.

3.       DELIVERY, RISK AND ACCEPTANCE

3.1      DELIVERY

         Delivery of an item of the Equipment by the Lessor to the Lessee under this Master Agreement shall be deemed to take place immediately upon execution of a Network Acceptance Certificate in respect of that Equipment by the Lessee or the relevant Permitted Sub-Lessee acting in each case through its Network Acceptance Manager (and if a person purports to sign a Network Acceptance Certificate in that capacity, the Lessor shall be entitled to assume that such person is in fact the Network Acceptance Manager for the Lessee or, as the case may be, the relevant Permitted Sub-Lessee).

3.2      RISK

         After Delivery of an item of Equipment the item will be in every respect at the sole risk of the Lessee who will bear all risk of loss, theft or destruction of, or damage to, the item from any cause of any kind.

3.3      ACCEPTANCE

         (a) Acceptance of an item of the Equipment under this Master Agreement shall be deemed to take place immediately upon execution of a Network Acceptance Certificate in respect of that Equipment by the Lessee or, the relevant Permitted Sub-Lessee acting in each case through its Network Acceptance Manager (and if a person purports to sign a Network Acceptance Certificate in that capacity, the Lessor shall be entitled to assume that such person is in fact the Network Acceptance Manager for the Lessee or, as the case may be, the relevant Permitted Sub-Lessee). The execution and delivery of a Network Acceptance Certificate shall, without the need for any further action being taken, constitute irrevocable acceptance by the Lessee of the item of Equipment for lease under this Master Agreement without any qualification or reservation. The Lessee acknowledges that its or, as the case may be, the relevant
              Permitted Sub-Lessee's or, as the case may be, the relevant authorised agent's execution and delivery of any Network Acceptance Certificate shall conclusively establish, as between the Lessor and the Lessee, that the Equipment has been inspected by the Lessee, is in good repair and working order and is of the design, manufacture and capacity selected by the Lessee and is accepted by the Lessee under the applicable Lease Schedule.

         (b) If and to the extent that title to or risk in any Equipment shall pass to the Lessor prior to the Commencement Date or any such Equipment shall come into the possession of the Lessee (or any party acting on behalf of the Lessee) (otherwise than by way of a leasing under this Master Agreement) the Lessee shall, so far as practicable, in any such event from such time perform and undertake in favour of the Lessor all of the obligations of the Lessee (other than to pay Periodic Rent) to be performed under this Master Agreement as if the leasing under this Master Agreement had commenced.

         (c) The Lessee acknowledges and agrees that, with effect from the Commencement Date in respect of any Equipment until the date that the Lessee signs a Lease Schedule in respect of that Equipment, the Lessee is bound by the terms of this Master Agreement, together with any riders, schedules or amendments hereto, as if the Lessee had signed a Lease Schedule in respect of that Equipment and shall perform and undertake in favour of the Lessor all of the obligations imposed on the Lessee (other than the obligation to pay Periodic Rent) to be performed under this Master Agreement as if a Lease Schedule in respect of that Equipment had been signed by the Lessee.

3.4      RESPONSIBILITY FOR DELAY AND COSTS

         (a) The Lessor's ability to perform its obligations to lease the Equipment under this Master Agreement is dependent upon the due and punctual performance by the Seller of its obligations under the Nortel Supply Contract and the Instalment Sale Agreement. The Lessor will have no responsibility to the Lessee for, or arising out of, any delay in or failure to effect Delivery of any item of the Equipment or for any Event of Loss or damage incurred in the course of Delivery.

         (b) The Lessee will be responsible for all costs and expenses incurred in connection with the Lessor's purchase of the Equipment (including shipment, delivery and installation) not specifically agreed as being part of the Acquisition Cost. The Lessee shall indemnify the Lessor on demand against all such costs and expenses incurred by the Lessor.

         (c) The Lessee hereby agrees to indemnify, defend and hold the Lessor and Lessor Risk Parties (other than the Seller in its capacity as supplier of the Equipment under the Nortel Supply Contract) harmless from any liability which the Lessor or any of the Lessor Risk Parties (other than the Seller in its capacity as supplier of the Equipment under the Nortel Supply Contract) suffers or incurs to any other manufacturer or supplier arising from the failure of the Lessee to lease any Equipment which is acquired or agreed to be acquired by the Lessor at the request of the Lessee or for which the Lessor has assumed an obligation to purchase at the request of the Lessee.

4.       PERIOD OF LEASING

         The leasing of each item of the Equipment shall be deemed to have commenced on the Commencement Date for such Equipment and shall continue until expiration of the Initial Term for such Equipment subject to the provisions for earlier termination contained in this Master Agreement.

5.       RENTALS

5.1      FIXING OF EURO QUOTE

         [Redacted]

5.2      CALCULATION OF PERIODIC RENT AND CAPITAL OUTSTANDING

         (a) Before issuing a Lease Schedule to the Lessee in accordance with Clause 5.2(b) below, the Lessor shall calculate:

              (i) the Acceptance Cost, Acquisition Cost and Capital Outstanding for the Equipment which is to be subject to that Lease Schedule; and

              (ii) the Periodic Rent for the Equipment which is to be subject to that Lease Schedule. Each amount of Periodic Rent shall be the amount determined by the Lessor which, if paid in

                   [Redacted] (or, if the Initial Term Start Date falls in the period described in proviso (ii) to the definition of "Initial Term Start Date", [Redacted]) equal monthly amounts commencing on the Initial Term Start Date and on each Rental Payment Date thereafter, would repay in full the Capital Outstanding on the Initial Term Start Date together with finance charges on the balance outstanding from time to time of the Capital Outstanding calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate.

                   The calculations referred to in (i) and (ii) above shall be made on the basis that the price of the Equipment the subject of the relevant Lease Schedule under the Nortel Supply Contract is in Euros.

         (b) No later than three Business Days prior to the Initial Term Start Date in respect of any Equipment which is to be the subject of a Lease Schedule, the Lessor shall complete and deliver to the Lessee a Certificate of Acceptance and Lease Schedule in respect of that Equipment for signature. For each Initial Term Start Date, there shall be one Lease Schedule in respect of all the Equipment which is, or is to be located in a particular Relevant Country, leased to the Lessee and sub-leased to a particular Permitted Sub-Lessee. The Lessee shall promptly and, in any event, no later than one Business Day prior to the relevant Initial Term Start Date execute the relevant Certificate of Acceptance and Lease Schedule and redeliver the same to the Lessor. If the Lessee does not execute the relevant Certificate of Acceptance and Lease Schedule prior to the Initial Term Start Date, the Lessee shall nevertheless be deemed to accept the relevant Equipment and to agree to the terms of the relevant Lease Schedule as if it had signed such Lease Schedule and the terms and conditions of that Lease Schedule and this Master Agreement shall then apply to the relevant Equipment.

5.3      ACCEPTANCE COST

         The Acceptance Cost for any Equipment will be capitalised on the Initial Term Start Date for that Equipment and will constitute a part of the Acquisition Cost of the Equipment.

5.4      PERIODIC RENTAL

         Periodic Rent shall be due and payable in Euros in respect of each item of Equipment without prior notice or demand by the Lessee on each Rental Payment Date in respect of that item of Equipment during the Initial Term for that item of Equipment.

6.       PAYMENTS

6.1      CURRENCY

         (a) All amounts payable by the Lessee under the Transaction Documents by way of indemnity or reimbursement of any costs, expenses, Taxes and the like incurred or suffered by any Indemnifiable Person are, except as otherwise provided in the Transaction Documents, payable in the currency in which the cost, expense, Tax or other like amount was incurred or suffered.

         (b) Any payments or prepayments of Rentals, Capital Outstanding, Termination Amount and finance charges thereon under a Lease Schedule are payable in Euros.

         (c) Any other amounts payable under the Transaction Documents are, except as otherwise provided in the Transaction Documents, payable in Euros.

6.2      PLACE AND MANNER

         (a) All payments to be made by the Lessee, under the Transaction Documents will be made to the Lessor at Dresdner Bank AG, Frankfurt, Swift Code: DRESDEFF, for the account of Kleinwort Benson Ltd., Swift Code: KBENGB22, A/C 499/08047728/11, Favour of Dresdner Kleinwort Benson Finance Limited, Account Number 259357802,or such other account(s) as the Lessor may notify to the Lessee in writing for this purpose.

         (b) Payments under the Transaction Documents to the Lessor shall be made for value on the due date at such times and in such funds as the Lessor may specify to the Lessee as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

         (c) All payments to be made by the Lessee under the Transaction Documents shall be made without set-off or counterclaim and in such funds as the recipient may specify as being customary at the time for the settlement of transactions in the currency in question.

         (d) All payments to be made by the Lessor to the Lessee under the Transaction Documents shall be made for value on the due date to such account of the Lessee in the principal financial centre of the relevant currency (or, in the case of payments in Euros, in the principal financial centre of a Participating Member State or London) as the Lessee may by reasonable notice specify to the Lessor for this purpose.

6.3      LATE PAYMENTS

         If the Lessee fails to make a payment in full under the Transaction Documents to the Lessor when due and payable (taking into account any applicable grace period) it will, on demand, pay to the Lessor (without prejudice to any other rights and remedies available to the Lessor) interest on the amount outstanding at the Default Rate from and including the date of demand. Such interest will be compounded monthly.

6.4      CALCULATIONS

         Interest under Clause 6.3 (Late Payments) and the fees payable under Clause 23.2 (Fees) accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 360 days.

6.5      BUSINESS DAYS

         Whenever any payment falls due on a day which is not a Business Day, the due date will be the next succeeding Business Day.

6.6      NET AGREEMENT

         The Lessee's obligations under this Master Agreement are absolute and unconditional and will not be affected by, or contingent upon, any act, omission, matter or thing which, but for this provision, would or might reduce, release or prejudice (in whole or in part) any of its obligations under this Master Agreement including:

         (a) any right of set-off, counterclaim, recoupment, suspension, deduction or defence or other right which any Party may have against another (unless and to the extent mandatorily required by law to be exercised);

         (b) any unavailability or interruption of use of any of the Equipment for any reason including its Compulsory Acquisition (subject as provided in Clause 15.5 (Consequences of an Event of Loss)), any prohibition or other restriction against its use, operation or possession, or any other interference with its use, operation or possession (except as a result of a breach by the Lessor of Clause
              2.2 (Quiet Enjoyment));

         (c) any lack or invalidity of title or any other defect in the title, quality, condition, design, operation or fitness for use or purpose of the Equipment or any embargo or the ineligibility of the Equipment for any particular use or trade;

         (d) the absence or withdrawal of any authorisation relating to the Equipment or any lack or invalidity of or any other defect in any other documentation or the registration of any documentation relating to the Equipment under the laws of England or any other Relevant Country;

         (e) subject as provided in Clause 15.5 (Consequences of an Event of Loss), any Event of Loss of or any other loss of or damage to the Equipment;

         (f) any failure, breach or delay on the part of any Party however fundamental, whether with or without fault on its part, in performing or complying with any of the provisions of any Transaction Document (other than any breach by the Lessor of its obligations under the Instalment Sale Agreement which breach prevents the Lessee, or as the case may be, the relevant Permitted Sub-Lessee from using the Equipment or any part of it or prevents the Lessor passing title to the Equipment or any part of it to the Lessee in accordance with this Master Agreement);

         (g) any insolvency, bankruptcy, reorganisation, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against the Lessor or the Lessee or any other person; or

         (h) any invalidity or unenforceability or lack of due authorisation of or other defect in any Transaction Document,

         it being the declared intention of the Parties that the provisions of this Clause 6.6 and the obligations of the Lessee to pay the amounts expressed to be payable under this Master Agreement will survive any frustration and that, except as expressly provided in this Master Agreement, no moneys payable under this Master Agreement by the Lessee to the Lessor will in any circumstances be repayable to the Lessee. Nothing in this Clause 6.6 shall constitute a waiver by the Lessee of any right to claim damages against the Lessor and/or other relief from the courts arising out of any breach by the Lessor of its express obligations under this Master Agreement and the Lessee's right to termination as a consequence of repudiatory or fundamental breach by the Lessor and provided further that the Lessee shall not be bound to continue to pay Periodic Rent to the Lessor if it is bound by an order of a court of competent jurisdiction directing it to make payment to a third party.

6.7      TIME OF THE ESSENCE

         Punctual payment of amounts payable by the Lessee to the Lessor and performance by the Lessee of its obligations under this Master Agreement shall, subject to any express periods of grace set out in Clause 16.1 (Events of Default) or elsewhere, be of the essence and conditions of this Master Agreement.

6.8      BREAK COSTS INDEMNITY

         The Lessee agrees to indemnify the Lessor on demand against any Losses (including any loss of margin or other loss, premium or expense on account of funds borrowed, contracted for or utilised to fund or maintain the funding of any amount payable or paid by way of Acquisition Cost (or any part thereof) or any other amount due or to become due under this Master Agreement or which may be incurred in liquidating or employing any such funds) ("BREAK COSTS") incurred by the Lessor as a consequence of:

         (a) any delay in or non-delivery of any of the Equipment under the Nortel Supply Contract and/or the Instalment Sale Agreement or this Master Agreement or the non-payment of all or any part of the purchase price for the Equipment under the Nortel Supply Contract and/or the Instalment Sale Agreement for any reason on the anticipated due date therefor (other than by reason of a breach by the Lessor of its express obligations under the Nortel Supply Contract and/or the Instalment Sale Agreement or by reason of the operation of Clause 7.6 (Lessee's conditions precedent) or Clause
              7.7 (Further Lessee's conditions precedent)) or the operation of Clause 7.5(a) (Failure to satisfy conditions precedent);

         (b)  the receipt of any Rental otherwise than on a Rental Payment Date;
              or

         (c) any Termination (other than a Termination in respect of which the Make Whole Amount is payable).

6.9      CHANGE OF CURRENCY

(a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

         (i) any reference in the Transaction Documents to, and any obligations arising under the Transaction Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lessor; and

         (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lessor (acting reasonably).

(b) If a change in any currency of a country occurs, this Master Agreement will, to the extent the Lessor (acting reasonably) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

7.       CONDITIONS PRECEDENT

7.1      DOCUMENTARY CONDITIONS PRECEDENT

         This Master Agreement shall become effective upon its execution by the Parties but the obligations of the Lessor under this Master Agreement including its obligation to purchase and supply any Equipment to be leased hereunder are subject to the condition that the Lessor has received all of the documents set out in Part I of Schedule 3 in form and substance satisfactory to the Lessor and the Lessor Risk Parties.

7.2      GENERAL CONDITIONS PRECEDENT

         The obligations of the Lessor under this Master Agreement to purchase and supply any Equipment or enter into any lease thereof in accordance with this Master Agreement are subject to the further conditions precedent that as of the date the Lessor would but for this Clause 7.2 be obligated to do so:

         (a) no Event of Default or Potential Event of Default has occurred and is continuing or might result from the leasing of the Equipment;

         (b) the representations and warranties in Clause 8.1 (Representations and warranties of Lessee) and in Clause 5 of the Lease Guarantee are true and accurate in all material respects as if made on such date by reference to the facts and circumstances then existing and will remain true and correct in all material respects immediately after execution of the Transaction Documents;

         (c) no change has occurred after the date of this Master Agreement in any Applicable Law or in the interpretation of any such law or regulation which in the Lessor's opinion would make it illegal for the Lessor or the Lessee or either of the Guarantors to perform any of their respective obligations under the Transaction Documents;

         (d)  the  Lessor  has   received   such  other   documents,   opinions,
              certificates, authorisations and assurances as the Lessor may reasonably request;

         (e) Viatel, Inc., the Lessee, Nortel Optical and Nortel have entered into the Deed of Novation;

         (f) all undisputed balances due and outstanding from the Lessee, or either of the Guarantors or any member of Viatel, Inc.'s Group to the Nortel Networks Group are current, or if not current, are being disputed in good faith;

         (g) since the date of the most recent audited annual financial statements of Viatel, Inc.'s Group for the period to 31st December, 1999 (except for matters disclosed in the Second Quarter 2000 10-Q), no Material Adverse Change has occurred;

         (h) an agent for service of process in England for Viatel, Inc. has been appointed and evidence (in a form and substance reasonably satisfactory to the Lessor) has been furnished to the Lessor both of the appointment of that agent for service of process and of that agent's acceptance of such appointment;

         (i) the Lessor is satisfied with the results of its due diligence including its review of all Material Contracts of the Lessee, the Guarantors and the Permitted Sub-Lessees; and

         (j) all necessary internal approvals from any party to any Transaction Document which is required to furnish such approval (including approvals from the boards of directors of companies within the Nortel Networks Group) have been given in a form and substance satisfactory to the Lessor.

7.3      CONDITIONS PRECEDENT TO LEASING OF EQUIPMENT

(a) Without prejudice to Clause 7.1 (Documentary conditions precedent) and Clause 7.2 (General conditions precedent), the obligation of the Lessor to supply each item of Equipment under this Master Agreement is subject to:

         (i) the conditions precedent set out in Part II of Schedule 3 (Conditions Precedent Documents) being fulfilled to the satisfaction of the Lessor (or waived in writing by the Lessor) on or prior to the Initial Term Start Date for such item of Equipment (or such other date as may be specified in Part II of Schedule 3);

         (ii) the Acquisition Cost of the Equipment when aggregated with the Acquisition Cost of all Equipment already supplied by the Lessor under this Master Agreement and the subject of Lease Schedules not exceeding the Commitment; and

         (iii)the Lessor being satisfied that any and all steps necessary to be taken prior to the Initial Term Start Date in each Tier 1 Country have been taken to protect the Lessor's ownership and repossession rights, including, without limitation, all filings and registrations.

(b) The Lessor shall not be required to pay the Acquisition Cost for any Equipment unless and until the Lessee has executed a Lease Schedule in respect of such Equipment and all of the conditions precedent set out in Part II of Schedule 3 (Conditions Precedent Documents) have been fulfilled to the satisfaction of the Lessor (or waived in writing by the Lessor).

7.4      WAIVER OR DEFERRAL OF CONDITIONS PRECEDENT

(a) The conditions precedent referred to in Clauses 7.1 (Documentary conditions precedent), 7.2 (General conditions precedent) and 7.3 (Conditions precedent to leasing of Equipment) are inserted for the sole benefit of the Lessor and may be waived or deferred in whole or in part subject to such conditions as the Lessor may notify to the Lessee.

(b) The Lessee will, to the extent that it is capable of so doing, use its commercially reasonable endeavours to fulfil, or ensure fulfilment of, such conditions within the time specified.

7.5      FAILURE TO SATISFY CONDITIONS PRECEDENT

         If:

         (a) any of the conditions precedent referred to in Clauses 7.1 (Documentary conditions precedent), 7.2 (General conditions precedent) and 7.3 (Conditions precedent to leasing of Equipment) to the leasing of any of the Equipment (other than receipt of the relevant Lease Schedule signed by the Lessee as referred to in paragraph (i) of Part II of Schedule 3) which have not been waived or deferred by the Lessor under Clause 7.4 (Waiver or deferral of conditions precedent) are not fulfilled to the satisfaction of the Lessor on or before the Initial Term Start Date in respect of that Equipment; or

         (b) the Lessee shall refuse for any reason whatsoever to accept delivery of any item of the Equipment otherwise deliverable under this Master Agreement,

              then:

              (i) the leasing of that Equipment shall automatically terminate on the Initial Term Start Date for that Equipment and the terms of the Master Supplemental and Amendment Agreement in relation to the Nortel Supply Contract shall then apply to the relevant Equipment; and

              (ii) the Lessee will  indemnify  the Lessor on demand  against all
                   Losses (including Break Costs ) suffered or incurred by the Lessor as a result of or in connection with the termination of the leasing of the Equipment.

7.6      LESSEE'S CONDITIONS PRECEDENT

         The obligations of the Lessee to take the Equipment on lease from the Lessor are subject to the condition that the Lessee has received no later than the Initial Term Start Date all of the documents set out in
         Part III of Schedule 3.

7.7      FURTHER LESSEE'S CONDITIONS PRECEDENT

         The obligations of the Lessee to take the Equipment on lease from the Lessor are subject to the further condition precedent that the representations and warranties of the Lessor in Clause 9 (Representations and warranties of Lessor) are true and accurate as at the date of this Master Agreement.

7.8      LESSEE'S WAIVER OR DEFERRAL OF CONDITIONS PRECEDENT

(a) The conditions precedent specified in Clauses 7.6 (Lessee's conditions precedent) and 7.7 (Further Lessee's conditions precedent) are inserted for the sole benefit of the Lessee and may be waived or deferred in whole or in part subject to such conditions as the Lessee may notify to the Lessor.

(b) The Lessor will to the extent that it is capable of so doing, use its commercially reasonable endeavours to fulfil, or ensure fulfilment of such conditions within the time specified and otherwise under the terms of such notification.

8.       REPRESENTATIONS AND WARRANTIES OF LESSEE

8.1      REPRESENTATIONS AND WARRANTIES OF LESSEE

         The Lessee makes the representations and warranties set out in this Clause 8 to the Lessor.

8.2      STATUS

(a) It is a corporation or limited liability company duly organised and validly existing under the laws of the jurisdiction of its formation; and

(b) It has the power to own its property and assets and carry on its business as it is now being conducted and is the holder of all necessary licences material to the conduct of its business.

8.3      POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

8.4      LEGAL VALIDITY

         Each Transaction Document to which it is or will be a party constitutes, or when executed in accordance with the terms of that Transaction Document will constitute, its legal, valid and binding obligation enforceable in accordance with the terms of that Transaction Document.

8.5      NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents do not and will not:

         (a)  conflict with any law or regulation or judicial or official order;
              or

         (b)  conflict with its constitutional documents; or

         (c) conflict with any document which is binding upon it or any of its assets; or

         (d) result in the creation of any Security Interest over any of its assets except as contemplated by the Transaction Documents (other than the Lease Participation Arrangements).

8.6      NO DEFAULT

(a) No Potential Event of Default is outstanding or might result from the entry into or performance of any Transaction Document to which the Lessee is a party; and

(b) no other event is outstanding which constitutes (or with the giving of notice, lapse of time, determination of materiality or the fulfilment of any other applicable condition or any combination of the foregoing, might constitute) a default under any document which is binding on it or any of its assets to an extent or in a manner which might effect a Material Adverse Change.

8.7      AUTHORISATIONS

         All authorisations, approvals, consents, licences, exemptions filings, recordings and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Transaction Documents to which the Lessee is a party have been obtained or effected (as appropriate) and are in full force and effect.

8.8      FINANCIAL STATEMENTS

         The audited Financial Statements of Viatel, Inc. for the fiscal year ended 31st December, 1999 delivered to the Lessor:

         (a)  have  been  prepared  in  accordance   with   generally   accepted
              accounting principles consistently applied; and

         (b) fairly represent the financial condition of the Lessee, and (except for any matters disclosed in the Second Quarter 2000 10-Q) nothing has occurred which would be reasonably likely to constitute a Material Adverse Change in respect of the Lessee since the date of the balance sheet included in those accounts.

8.9      LITIGATION

         No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened, which has a reasonable likelihood of being adversely determined, and if so adversely determined, would effect a Material Adverse Change.

8.10     INFORMATION

         To the best of its knowledge and belief all written information supplied by the Lessee to the Lessor was true as at the date that it was supplied and the Lessee has not failed to disclose to the Lessor any information which, if disclosed, might adversely affect the decision of a person considering whether to enter into this Master Agreement in the capacity of the Lessor.

8.11     OWNERSHIP

         It is a wholly owned Subsidiary of Viatel, Inc.

8.12     ENVIRONMENTAL

         Except as may already have been disclosed by the Lessee in writing to, and acknowledged in writing by, the Lessor:

         (a) the Lessee and its Environmental Affiliates have without limitation complied in all material respects with the provisions of all applicable Environmental Laws in relation to the Equipment (other than Services); and

         (b) the Lessee and its Environmental Affiliates have obtained all material Environmental Approvals in relation to the Equipment (other than Services) and are in compliance in all material respects with such Environmental Approvals.

8.13     INSURANCES

         All Insurances required to be effected under Clause 14 (Insurances) are in full force and effect, all premiums and contributions which have fallen due have been paid and no event or circumstances has occurred nor has there been any omission to disclose a fact which in any such case would entitle any insurer to avoid or otherwise reduce its liability under any of the Insurances.

8.14     MATERIAL CONTRACTS

(a) Each of the Material Contracts to which the Lessee is a party constitutes its legal, valid and binding obligation and is enforceable in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or equitable principles relating to a limiting creditors' rights generally) and all authorisations, approvals, consents, licences, exemptions, filings, recordings, and other matters necessary in connection with the entry into, performance, validity and enforceability of the Material Contracts have been obtained or effected (as appropriate) and are in full force and effect.

(b) Neither the Lessee nor any other member of Viatel, Inc.'s Group is in breach of its obligations under any Material Contract in any respect which would be reasonably likely to result in the termination thereof nor, has anything occurred under, in respect of or in connection with any Material Contract which could result in any such breach of any Material Contract.

8.15     MOVEABLE PROPERTY

         Subject to the Instalment Sale Agreement being entered into on or prior to the first Commencement Date, in each Relevant Country, the Equipment (other than Services) belongs to the Lessor, constitutes the Lessor's personal or moveable property (as appropriate) and in each Relevant Country no person has any rights in or to any Equipment (other than Services) by reason of that Equipment (other than Services) being, or being deemed to be, affixed to or attached to, or otherwise located on, real property.

8.16     REGISTRATIONS RE EQUIPMENT

         Except for those registrations referred to in Schedule 3 Part II (Conditions Precedent to leasing of Equipment), it is not necessary to effect in any Relevant Country in which any Equipment (other than Services) is, or is to be located, any registrations with any relevant Governmental Authority concerning the installation of that Equipment (other than Services) on real property or the fixture, attachment or location, or deemed fixture, attachment or location, of that Equipment (other than Services) on that property or, as the case may be, in order to protect the ownership and/or security interests of the Lessor and the other Lessor Risk Parties.

8.17     LEASE GUARANTEE

         The covenants contained in the Lease Guarantee are not materially less onerous than those contained in any indenture entered into by Viatel, Inc.

8.18     TITLE TO THE EQUIPMENT

         Neither the Lessee nor any Permitted Sub-Lessee nor any other member of the Viatel, Inc. Group has title to any Equipment which is or is to be the subject of a Lease Schedule.

8.19     PERMANENT ESTABLISHMENT

         Other than in England and Wales, the Lessee has not established a permanent establishment in any other Relevant Country where it is proposing to enter into a Permitted Sub-Lease with a Permitted Sub-Lessee.

8.20     TIME FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties in this Clause 8 shall survive the execution of this Master Agreement:

         (a)  are made on the date of this Master Agreement; and

         (b) (other than the representation and warranty set out in Clause 8.15 (Taxes) above) are deemed to be repeated on each Initial Term Start Date, with reference to the facts and circumstances then subsisting as if made at such time except that each reference to the financial statements of Viatel, Inc. in Clause 8.8 (Financial Statements) shall be construed as a reference to the then latest available financial statements of the Lessee and each reference to the date as of such accounts were prepared shall be construed as a reference to the date as of which the then latest available accounts of the Lessee were prepared.

9.       REPRESENTATIONS AND WARRANTIES OF LESSOR

9.1      REPRESENTATIONS AND WARRANTIES OF LESSOR

         The Lessor makes the representations and warranties set out in this Clause 9 to the Lessee on the date of this Master Agreement.

9.2      STATUS

         It is a limited liability company duly incorporated and validly existing under the laws of the jurisdiction of its incorporation.

9.3      POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

9.4      LEGAL VALIDITY

         Each Transaction Document to which it is or will be a party constitutes, or when executed in accordance with the terms of that Transaction Document will constitute, its legal, valid and binding obligation enforceable in accordance with the terms of that Transaction Document except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or equitable principle relating to or limiting creditors' rights generally.

10.      DISCLAIMER AND EXCLUSION OF LIABILITY; LESSOR SECURITY INTERESTS

10.1     DISCLAIMER

         THE LESSEE ACKNOWLEDGES AND AGREES THAT:

         (a) THE EQUIPMENT HAS BEEN SELECTED BY THE LESSEE (AND NOT THE LESSOR) IN ACCORDANCE WITH THE TERMS OF THE NORTEL SUPPLY CONTRACT FOR ACQUISITION BY THE LESSOR UNDER THE INSTALMENT SALE AGREEMENT AND LEASING BY THE LESSEE FROM THE LESSOR UNDER THIS MASTER AGREEMENT AND THE LESSOR HAS NOT BEEN AND WILL NOT BE INVOLVED IN THE DESIGN, MANUFACTURE, CONSTRUCTION OR INSTALLATION OF THE EQUIPMENT;

         (b) THE LESSEE IS LEASING EACH ITEM OF THE EQUIPMENT IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS AND SUBJECT TO ALL SECURITY

              INTERESTS AND DEBTS (OTHER THAN LESSOR SECURITY INTERESTS) AS AT THE COMMENCEMENT DATE FOR THAT EQUIPMENT AND DELIVERY OF A NETWORK ACCEPTANCE CERTIFICATE FOR THAT EQUIPMENT WILL BE CONCLUSIVE PROOF, AS BETWEEN THE PARTIES, THAT THE LESSEE'S DULY AUTHORISED TECHNICAL EXPERTS HAVE HAD FULL OPPORTUNITY TO INSPECT THE ITEM AND THAT THE ITEM IS IN GOOD WORKING ORDER AND REPAIR, COMPLETE, OF SATISFACTORY QUALITY, FIT FOR ANY PURPOSE FOR WHICH IT MAY BE INTENDED OR REQUIRED, WITHOUT DEFECT (WHETHER IN CONDITION, DESIGN OR OTHERWISE AND WHETHER OR NOT DISCOVERABLE AS AT THE
              COMMENCEMENT DATE FOR THAT EQUIPMENT) AND IN EVERY WAY SATISFACTORY TO THE LESSEE (ALL OF THE FOREGOING, HOWEVER, BEING STATED FOR THE LESSOR'S BENEFIT ONLY WITHOUT PREJUDICE TO THE LESSEE'S RIGHTS AND REMEDIES AGAINST THE SELLER);

         (c) SUBJECT TO CLAUSE 2.2 (QUIET ENJOYMENT), NO REPRESENTATION, WARRANTY, TERM OR CONDITION (EXPRESS OR IMPLIED AND WHETHER STATUTORY OR OTHERWISE) HAS BEEN OR IS GIVEN BY OR ON BEHALF OF THE LESSOR NOR ANY OTHER LESSOR RISK PARTY (OTHER THAN THE SELLER IN ITS CAPACITY AS SUPPLIER OF THE EQUIPMENT PURSUANT TO THE NORTEL SUPPLY CONTRACT) AND THE LESSOR (ON BEHALF OF ITSELF AND EACH SUCH LESSOR RISK PARTY) HEREBY DISCLAIMS ANY REPRESENTATION, WARRANTY, TERM OR CONDITION WHATSOEVER, IN RELATION TO THE EQUIPMENT INCLUDING AS TO TITLE, DESCRIPTION, VALUE, CONDITION, DESIGN, CAPACITY, QUALITY, DURABILITY, OPERATION, PERFORMANCE, FITNESS OR SUITABILITY OR ELIGIBILITY FOR ANY PARTICULAR USE OR PURPOSE, AS TO THE ABSENCE OF DEFECTS (WHETHER OR NOT DISCOVERABLE) OR ANY INFRINGEMENT OF ANY INTELLECTUAL PROPERTY OR OTHER RIGHTS OF ANY PERSONS, ALL OF WHICH REPRESENTATIONS, WARRANTIES, TERMS AND CONDITIONS ARE HEREBY EXCLUDED;

         (d) THE LESSOR WILL HAVE NO LIABILITY TO THE LESSEE AND THE LESSEE WILL HAVE NO RIGHT, CLAIM OR REMEDY OF ANY KIND AGAINST THE LESSOR, IN EACH CASE, HOWSOEVER AND WHERESOEVER ARISING, WHETHER IN CONTRACT, TORT OR OTHERWISE, IN RESPECT OF ANY LOSSES (INCLUDING CONSEQUENTIAL AND INDIRECT LOSSES AND LOSS OF PROFIT, SPECIAL DAMAGES OR ANY DAMAGES/LOSSES ARISING FROM OR ATTRIBUTABLE TO FAILURE TO REALISE EXPECTED SAVINGS, LOSS OF DATA, CAPITAL
              DOWNTIME  COSTS,  LOSS  OF  USE,  LOSS  OF  GOODWILL  OR  LOSS  OF
              ANTICIPATED OR ACTUAL REVENUE) ARISING AS A DIRECT OR INDIRECT RESULT OF ANY LOSS OF OR DAMAGE (INCLUDING DEATH, INJURY AND DISEASE) TO OR ANY UNAVAILABILITY (WHETHER INITIALLY OR FOR ANY PERIOD) OF THE EQUIPMENT OR ANY OTHER ASSETS OR ANY PERSONS IRRESPECTIVE OF WHETHER SUCH LOSS, DAMAGE OR UNAVAILABILITY SHALL ARISE FROM ANY ACT OR OMISSION OF THE LESSOR OR ANY PERSON ACTING ON ITS BEHALF (INCLUDING THE NEGLIGENCE OF THE LESSOR OR ANY SUCH PERSON);

         (e)  THE  DESCRIPTION  OF  THE  EQUIPMENT   CONTAINED  IN  ANY  OF  THE
              TRANSACTION DOCUMENTS IS FOR IDENTIFICATION PURPOSES ONLY;

         (f) SUBJECT TO THE EXPRESS TERMS OF THIS AGREEMENT AND SAVE FOR DULY AUTHORISED EMPLOYEES OF THE LESSOR, NO PERSON (INCLUDING ANY DEALER OR SUPPLIER OR ANY PERSON THROUGH WHOM THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS MAY HAVE BEEN INTRODUCED, NEGOTIATED OR CONDUCTED) HAS ANY AUTHORITY (EXPRESS OR IMPLIED) TO ACT AS THE LESSOR'S AGENT OR TO MAKE ANY STATEMENT, REPRESENTATION OR WARRANTY ON BEHALF OF THE LESSOR.

10.2     WAIVER

(a) WITHOUT PREJUDICE TO THE GENERALITY OF CLAUSE 10.1 (DISCLAIMER), THE LESSEE WAIVES, AS BETWEEN ITSELF AND THE LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY WARRANTY, REPRESENTATION, TERM OR CONDITION OF THE TYPE REFERRED TO IN CLAUSE 10.1(c) (DISCLAIMER).

(b) THE LESSEE ACKNOWLEDGES AND AGREES THAT ANY DAMAGE TO OR LOSS, DESTRUCTION, OR UNFITNESS OF, OR DEFECT IN THE EQUIPMENT, OR THE INABILITY OF THE LESSEE TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER, OR ANY OTHER CIRCUMSTANCE WHATSOEVER SHALL NOT:

         (i) GIVE RISE TO ANY DEFENCE, COUNTERCLAIM, OR RIGHT OF SETOFF AGAINST THE LESSOR OR ANY OTHER LESSOR RISK PARTY (EXCEPT THE SELLER IN ITS CAPACITY AS SUPPLIER UNDER THE NORTEL SUPPLY CONTRACT); OR

         (ii) PERMIT ANY ABATEMENT OR RECOUPMENT OF, OR REDUCTION IN PERIODIC RENT; OR

         (iii) ALLOW THE LESSEE TO CANCEL, TERMINATE, MODIFY OR REPUDIATE THE APPLICABLE LEASE SCHEDULE; OR

         (iv) RELIEVE THE LESSEE OF, OR EXCUSE THE LESSEE FROM, THE PERFORMANCE OF ITS OBLIGATIONS UNDER THE APPLICABLE LEASE SCHEDULES INCLUDING, BUT NOT LIMITED TO, ITS OBLIGATION TO PAY THE FULL AMOUNT OF PERIODIC RENT, WHICH OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL.

10.3     NO OBLIGATION TO REPLACE ETC.

         If any item of Equipment is lost, damaged, Compulsorily Acquired, worn out, in need of repair or otherwise unfit or unavailable, the Lessor and each other Lessor Risk Party (other than the Seller in its capacity as supplier of the Equipment pursuant to the Nortel Supply Contract) will:

         (a) have no liability or responsibility of any kind in respect of any such loss, damage, Compulsory Acquisition, wearing out, want of repair, unfitness or unavailability; and

         (b)  be under no obligation to:

              (i)   provide any replacement for such item of Equipment;

              (ii) repair, maintain, reinstate or insure the Equipment or secure its release or return; or

              (iii) compensate the Lessee in respect  thereof nor, except to the extent expressly provided in this Master Agreement, return to or otherwise account to the Lessee for all or any part of any Periodic Rent or other sum that has been paid in advance.

10.4     NO EXCLUSION

         Without prejudice to the indemnities given by the Lessee in the Transaction Documents, nothing in this Clause 10 shall exclude or limit any liability on the part of the Lessor or any other Lessor Risk Party to the Lessee:

         (a)  in contract  for any breach by the Lessor or any other Lessor Risk
              Party  of  its  express   obligations  to  the  Lessee  under  the
              Transaction Documents; or

         (b) to the extent that the Lessor or any other Lessor Risk Party may be precluded by Applicable Law from excluding or limiting its liability and in particular nothing in this Clause 10 shall afford to the Lessor or any other Lessor Risk Party any wider exclusion of any liability of the Lessor or any other Lessor Risk Party for death or personal injury than the Lessor or any other Lessor Risk Party may effectively exclude having regard to the provisions of the Unfair Contract Terms Act 1977.

10.5     LESSOR SECURITY INTERESTS

         Other than pursuant to and in accordance with the Transaction Documents, the Lessor will not knowingly create or permit to arise any Lessor Security Interests in any of the Equipment which is not fully subordinate to the interest of the Lessee in the Equipment pursuant to this Master Agreement.

10.6     RIGHTS AGAINST SUPPLIERS

(a) Without prejudice to the other provisions of this Clause 10 and subject as provided below, if the Lessee is dissatisfied with any of the Equipment or any Services provided in connection with it then the Lessee's sole remedy will be to take the matter up with the original supplier or manufacturer of the Equipment and the Lessee shall, notwithstanding any such claim, continue to pay the Lessor all amounts due and to become due under the applicable Lease Schedule and the other Transaction Documents.

(b) Prior to the Lessee making a claim under any supplier or manufacturer condition, warranty or guarantee the Lessee will notify the Lessor.

(c) Nothing in this Clause 10.6 will entitle the Lessee to carry on any proceedings in the name of the Lessor without the Lessor's prior written consent (which consent the Lessor may give or withhold in its absolute discretion).

(d) To the extent that the Lessor has the benefits of any or all of the conditions, warranties and guarantees of the suppliers and manufacturers of the Equipment and providers of the Services, subject always to the Security Assignment re Nortel Supply Contract, the Lessor hereby assigns them to the Lessee. To the extent that any of such conditions, warranties and guarantees are non-assignable, the Lessor will, subject always to the Security Assignment re Nortel Supply Contract, hold the benefit of such conditions, warranties and guarantees on trust for the Lessee (or as the Lessee may direct) and will enforce such conditions, warranties and guarantees for the benefit of the Lessee at the Lessee's direction.

10.7     CONFIRMATION

         The Lessee acknowledges that Clauses 3.1 (Delivery), 3.3 (Acceptance) and 3.4 (Refusal), 7.3(b) and 10.1 to 10.6 inclusive (the "IDENTIFIED CLAUSES") have been the subject of full and free discussion and negotiation between the parties, the Lessee fully understands the provisions of the Identified Clauses and the implications thereof and that the Rental and other amounts payable by it under this Master Agreement have been calculated and the insurance provisions agreed, in the light of such discussions and negotiation and taking full account of the terms of the identified clauses. The Lessee further acknowledges and accepts that the provisions of the Identified Clauses are fair and reasonable to be included in this Master Agreement having regard to the circumstances which were, or ought reasonably to have been in the contemplation of the Lessee and the Lessor at the time this Master Agreement was entered into.

11.      PROTECTION OF LESSOR'S INTERESTS

11.1     PROTECTION OF LESSOR'S INTERESTS

         The Lessee will:

         (a) on or before the Commencement Date relating to any item of the Equipment (other than Services) and at the request of the Lessor where the Lessor has received advice from legal counsel in the Relevant Country that it is necessary or advisable in that Relevant Country to protect its interest, the Lessee shall affix or cause to be affixed to the Equipment (other than Services), in a conspicuous place, a label or plaque stating that the Equipment (other than Services) is owned by the Lessor;

         (b) not place or permit to be placed on the Equipment (other than Services)any other plates or insignia dealing with the rights of any person in the Equipment (other than Services) but this will not prohibit the Lessee's usual livery and advertising material (if any);

         (c) not, directly or indirectly, create, incur, assume, suffer or permit to subsist any Security Interest on or with respect to the Equipment (other than Permitted Security Interests) or any interest therein or in this Master Agreement or the Insurances and promptly, take such action as may be necessary to discharge any such Security Interest;

         (d) not, directly or indirectly, sell or dispose of, or purport to sell or dispose of, the Equipment or any interest therein nor hold itself out as the owner of the Equipment or as having any power to sell or dispose of the Equipment;

         (e) not pledge the credit of the Lessor, whether for any maintenance, service, repairs, overhauls of, or modifications to, the Equipment or otherwise;

         (f) not do any act or thing which could reasonably be expected to prejudice or jeopardise the rights and interests (whether as to ownership, security or otherwise) of the Lessor in and to the Equipment and use all reasonable endeavours to take such action as

              Lessor's counsel has advised to be necessary or has recommended to prevent those rights and interests from being prejudiced or jeopardised, and to keep the Equipment free from all claims of other persons (including Compulsory Acquisition, execution, distress, impounding, arrest and forfeiture), except in respect of Lessor Security Interests, and, in the event of any such claim, use all reasonable endeavours to ensure the release of the Equipment as soon as practicably possible; and

         (g) take whatever action the Lessor may reasonably require for perfecting or protecting the rights of the Lessor under the Transaction Documents (other than the Lease Participation Arrangements) and the interests of the Lessor in the Equipment including the execution and delivery of any documents and the giving of any notice or direction and the making of any registration which, in each case, the Lessor reasonably thinks expedient.

11.2     NOTIFICATION OF EVENTS

         The Lessee shall notify the Lessor:

         (a) as soon as practicable, but in any event within five (5) Business Days after the occurrence thereof, of any Event of Loss to all or any part of the Equipment;

         (b) as soon as practicable after becoming aware thereof, of any loss of or damage to the Equipment (not amounting to an Event of Loss) where the cost of repair, reinstatement or replacement is reasonably likely to be in excess of E1,000,000;

         (c) as soon as reasonably practicable after becoming aware thereof, of any Security Interest (other than a Permitted Security Interest) having become, or being alleged to have become, attached to any of the Equipment or any interest therein or the Insurances or the enforcement or attempted enforcement of any Security Interest against the Equipment, any such interest or the Insurances;

         (d) as soon as reasonably practicable after becoming aware thereof, of any execution, forfeiture, distress, impounding, attachment or other equivalent legal process in any relevant jurisdiction being levied or enforced upon the Equipment or seizure of any Equipment (not amounting to Compulsory Acquisition);

         (e) as soon as reasonably practicable after becoming aware thereof, of any injury or damage to any person or property caused by, or in connection with, the Equipment which is reasonably likely to give rise to (i) a claim against an Indemnifiable Person; or (ii) any other claim or claims in aggregate in excess of E1,000,000;

         (f) as soon as reasonably practicable after becoming aware thereof, of any other occurrence in respect of the Equipment which is reasonably likely to involve an Indemnifiable Person or the Lessee in any loss, liability or claim in aggregate in excess of E1,000,000;

         (g) as soon as practicable after becoming aware thereof, of any Potential Event of Default together with details of any action being taken in connection therewith;

         (h) within five (5) Business Days of receipt thereof, of any notice from any Governmental Authority which is reasonably likely to give rise to the revocation, termination, material adverse amendment, suspension or withdrawal of any material authorisation (including any Environmental Approval) which relates to the Equipment or is necessary for the possession, installation, location, use or operation of the Equipment; and

         (i) as soon as practicable after becoming aware thereof, of it ceasing to be a wholly owned Subsidiary of Viatel, Inc.

11.3     SUPPLY OF INFORMATION

         The Lessee will supply to the Lessor:

         (a) as soon as reasonably practicable and in any event within the earlier of (i) 270 days of the end of its financial year and (ii) any relevant statutorily required time period from the end of its financial year, the annual audited report and financial statements of the Lessee for that financial year;

         (b) as soon as the same are available, unaudited quarterly internal financial statements or management accounts in whatever form available and statements of income and retained earnings for such year; and

         (c) promptly, such further information in the possession or control of the Lessee regarding its financial condition and operations or the Equipment as the Lessor may reasonably request.

11.4     TAXATION AUTHORITIES

         The Lessee will as soon as reasonably practicable after the Lessee or the Lessor has received a request from any Inland Revenue or H.M. Customs & Excise (or any equivalent body in a Relevant Country) official, inform the Lessor of that request (if made to the Lessee), furnish to that official such information as may be in the possession or control of the Lessee and as may be required by that official to be so furnished about the Equipment or the leasing of the Equipment or the use to which the same is being or has been put and will as soon as reasonably practicable after receipt of a request from the Lessor furnish to the Lessor such information and documents in the possession or control of the Lessee and which the Lessor requires in order to enable the Lessor to respond to a request of the Lessor from such an official.

11.5     TAXES AND OTHER OUTGOINGS

         The Lessee shall promptly pay (and if requested by the Lessor produce to the Lessor evidence of the payment thereof):

         (a) all licence and registration fees, Taxes and other amounts payable in respect of the Equipment or its possession or operation; and

         (b) all rent, fees, charges, Taxes and other amounts payable in respect of any premises where the Equipment is from time to time located whether such payments are to be made under a Collocation Agreement or otherwise, except to the extent that the payment is being contested in good faith by appropriate proceedings, in respect of which adequate reserves have been provided and for which an appropriate bond has been provided or in respect of which execution has been stayed.

11.6     MOVEABLE PROPERTY

(a) The Lessor and the Lessee agrees that it is their intention that title to the Equipment (other than Services) or any part of it shall not pass to the Lessee by reason of the same being attached or affixed by any means whatsoever to, or resting by its own weight on, any land or buildings but shall remain the personal property of the Lessor. The Lessee waives any right which it may at any time have in the Equipment (other than Services) or any part of it as a result of having any interest in any such land or buildings.

(b) The Lessee shall take in each Relevant Country all such steps as the Lessor is advised by legal counsel in that Relevant Country are necessary or recommended to prevent, to the extent possible under the Applicable Law of each Relevant Country in which the Equipment (other than Services) is or is to be located, any person, including without limitation the Lessee's landlords and such landlords' mortgagees, from acquiring, having or retaining any rights in or to the Equipment (other than Services) by reason of its being affixed or attached to, or otherwise located on, real property including, without limitation, effecting any and all registrations with all Governmental Authorities it is necessary to effect in each Relevant Country in which the Equipment (other than Services) is or is to be located. In particular, but without limitation on the generality of the preceding sentence, where the Lessor has received advice from legal counsel in the Relevant Country that it is necessary or recommended so to do in order to protect the Lessor's interest in the Equipment (other than Services) the Lessee will ensure that all persons having any interest from time to time in any such land or buildings in that Relevant Country in which the Equipment (other than Services) may from time to time be installed (whether such interest arises as landlord, tenant, lessee, mortgagee or otherwise) shall prior to the installation of the Equipment (other than Services), or if later upon acquisition of such interest, receive written notice of the Lessor's ownership interest in the Equipment (other than Services) and will obtain from such persons and deliver to the Lessor written waivers in such form as the Lessor may reasonably require of any rights which they may have or acquire in the Equipment (other than Services).

11.7     PROCURING OF GUARANTEE

         The Lessee undertakes with the Lessor that if a holding company is established to own the Lessee and/or Viatel, Inc.'s other European Subsidiaries, the Lessee shall procure that promptly upon the same being established (and in any event within 15 Business Days), such holding company enters into a guarantee and indemnity with the Lessor on a joint and several basis with Viatel, Inc. and in substantially the same form (mutatis mutandis) as the Lease Guarantee in place at the date of this Master Agreement.

12.      OPERATIONAL UNDERTAKINGS

12.1     DURATION AND APPLICATION

         The undertakings in this Clause 12:

         (a) remain in force from the date of this Master Agreement until, following the end of the Initial Term, the Equipment is sold or otherwise disposed of or returned to the Lessor under the terms of this Master Agreement; and

         (b) apply save to the extent, in any particular case, the Lessor gives to the Lessee its prior written consent to the contrary.

12.2     LOCATION

(a) The Equipment shall be located in a Tier 1 Country or a Tier 2 Country and at the address specified in the applicable Lease Schedule or such other location as the Lessor may agree in writing (such agreement not to be unreasonably withheld, delayed or conditioned) and may be removed therefrom to another location only either:

         (i) if the Lessor confirms to the Lessee that it is satisfied that the ownership interest in, and repossession rights in respect of the relevant Equipment are not adversely affected by the location of the Equipment in such other location; or

         (ii) for the purpose of repairs, modification or maintenance which cannot be effected while the item remains on or at the land or building in question but upon completion of the repair, modification or maintenance the item will be promptly returned to and (as applicable) re-installed at the land or building from which it was removed.

(b) The Lessee may remove an item of Equipment in connection with the exercise by the Seller of its right/obligation pursuant to the Nortel Supply Contract to replace any part of the Equipment which is defective.

(c) The Lessee shall procure that no Transaction Document, including any Permitted Sub-Lease, shall be deposited with a state or judiciary office in [Redacted].

12.3     POSSESSION AND SUB-LEASING

(a) The Lessee will keep the Equipment leased to it pursuant to Lease Schedules to which it is a party in its own physical possession and control and will not (save as provided in Clause 12.3(b)) sub-lease, lend or otherwise part with possession of the Equipment except for the purpose of repairs, modifications or maintenance as provided for in Clause 12.2(a)(ii).

(b) As long as no Potential Event of Default has occurred and is continuing the Lessee may sublease the Equipment without the prior written consent of the Lessor to any Permitted Sub-Lessee, provided always that any such sub-lease shall comply with the following terms and conditions:

         (i) the subject matter of any sub-lease shall be all (and not a part only) of the Equipment which is the subject matter of a Lease Schedule;

         (ii) the Permitted Sub-Lessee shall have its principal place of business in the Relevant Country in which the relevant Equipment is or is to be installed;

         (iii) it shall provide that it is subject and subordinate to both the Lessor's and the Lessor Risk Parties' rights, title and interest in and to the Equipment under this Master Agreement and the other Transaction Documents;

         (iv) it will not release the Lessee from any of its obligations under this Master Agreement or any of the other Transaction Documents;

         (v) it will enable the Lessor to receive prior to such sub-lease being entered into a satisfactory legal opinion from counsel in the appropriate Relevant Country stating that such sub-lease will not adversely affect the Lessor's interests and rights in the Equipment and this Master Agreement and the other Transaction Documents;

         (vi) it shall require the Permitted Sub-Lessee to maintain the Equipment on the same terms as those set out in this Clause 12;

         (vii) notwithstanding any such sub-lease, the Insurances in relation to the relevant Equipment to which the Lessee is obliged to effect pursuant to Clause 14 (Insurances) shall remain in full force and effect;

         (viii)it will not (including any extensions thereto) extend beyond the Initial Term for the relevant Lease Schedule; and

         (ix) it will not contain provisions permitting any Permitted Sub-Lessees to sub-sub-lease, lend or otherwise part with possession of the Equipment and each Permitted Sub-Lease will expressly prohibit sub-sub-leasing by the Permitted Sub-Lessee.

(c) The Lessee undertakes that in arranging the sub-leasing of any Equipment it will:

         (i) at all times protect and preserve the Lessor's interests in the Equipment including, without limitation (at no cost to the Lessor and as conditions precedent to the sub-leasing of the relevant Equipment pursuant to the relevant Permitted Sub-lease):

               (A) entering into with the Lessor the Sub-Lease Assignment, serving notice of such assignment on the relevant Permitted Sub-Lessee and procuring an acknowledgement of such assignment from the Permitted Sub-Lessee;

               (B) procuring a legal opinion, in form and substance satisfactory to the Lessor, from counsel in each Relevant Country in which the Equipment the subject of a Permitted Sub-Lease is located stating that (to the extent the laws of that Relevant Country are applicable) the Transaction Documents and the interests (whether as to ownership, repossession or security) of the Lessor and any of the Lessor Risk Parties in the Equipment, will continue to be enforceable in accordance with their terms after giving effect to such Permitted Sub-Lease; and

               (C) procuring or, as the case may be, entering into all other documents as the Lessor shall be advised by counsel are reasonably necessary or desirable in order to protect the Lessor's interest under this Master Agreement and in the Equipment;

         (ii) be responsible for and indemnify the Lessor for all reasonable costs and expenses (including legal fees) incurred by the Lessor and any of the Lessor Risk Parties in connection with any Permitted Sub-Lease;

         (iii) remain liable to pay and perform all of its obligations under this Master Agreement and the other Transaction Documents notwithstanding any such Permitted Sub-Lease. The Lessee accepts that under no circumstances will the Lessee be released from any of its obligations under this Master Agreement as a consequence of a Permitted Sub-Lease to a Permitted Sub-Lessee and the Lessee fully warrants the performance by all Permitted Sub-Lessees of all obligations contained in the Permitted Sub-Leases referred to in this Clause 12.3. The acceptance by the Lessor of a Permitted Sub-Lease pursuant to this Clause 12.3 shall not be construed as a waiver to any right, title or claim the Lessor has against the Lessee or any Permitted sub-Lessee under this Master Agreement.

(d) The Lessee will provide to the Lessor copies of any Permitted Sub-Lease and other ancillary documentation (i) no later than five (5) Business Days prior to the scheduled execution date of such Permitted Sub-Lease and thereafter (ii) executed copies of the Permitted Sub-Lease and other ancillary documentation within ten (10) Business Days after the date of execution thereof.

(e) Any Permitted Sub-Lessee may transfer all (but not some only) of its rights and obligations under a Permitted Sub-Lease to a member of Viatel, Inc.'s Group provided that:

         (i) the Lessee would have been entitled to enter into a Permitted Sub-Lease with the relevant transferee pursuant to the terms of this Clause 12.3; and

         (ii) the Lessee notifies the Lessor of such transfer at least two Business Days prior to it becoming effective, serves notice of the Sub-Lease Assignment on the relevant transferee and procures that the transferee acknowledges such assignment, such notice and acknowledgement to be in the forms annexed to the Sub-Lease Assignment, mutatis mutandis.

12.4     OPERATION

(a) The Lessee will use the Equipment, or ensure that the Equipment is used, (i) in a skilful and proper manner, in accordance with any operating instructions of the manufacturer or supplier and generally in accordance with good industry standards; and (ii) only by competent and properly trained personnel.

(b) The Lessee will use the Equipment solely in the conduct of its business and will not use the Equipment or allow it to be used in any illegal trade or business or for any purpose or in any place prohibited by or prejudicial to the terms, or outside the cover, of the Insurances.

(c) The Lessee will not at any time represent the Lessor as being in any way connected or associated with the operation of the Equipment.

12.5     COMPLIANCE WITH LAW

         The Lessee will comply with all Applicable Laws, regulation, codes and standards from time to time governing the Equipment (other than the Services), its use, possession and operation except to the extent that non-compliance with any Applicable Law would not, or would not be likely to, have a material adverse effect on:

         (i)   the Equipment;

         (ii)  the Lessor's rights under the Transaction Documents;

         (iii) the ability of the Lessee, the Guarantors or any of the Permitted Sub-Lessees to perform their respective obligations under the Transaction Documents;

         (iv) the Lessor's rights, title and interest in and to the Equipment (other than the Services); or

         (v) the ability of the Lessor or any other member of the Parent Bank's Group to carry on its business in the Relevant Country.

12.6     AUTHORISATIONS

         The Lessee will ensure that all authorisations (including all Environmental Approvals) governing, or necessary or required for, the use, possession and operation of the Equipment (other than Services) are obtained and maintained and will ensure compliance with all conditions attaching thereto, except where failure so to comply would not have an adverse effect on the Lessor's rights, title and interest in the Equipment (other than Services) or on the ability of the Lessee, the Guarantors or any of the Permitted Sub-Lessees to carry on their respective business in the Relevant Country.

12.7     SAFETY

         The Lessee will be responsible for all aspects of the safety of the Equipment (other than Services) including its safe installation, condition, operation and storage. The Lessee will take all reasonable steps having regard to the nature of its business to ensure the safety of all persons and property from any losses or damage arising as a result of the possession, use or operation of the Equipment (other than Services) or otherwise connected with the Equipment (other than Services). In particular the Lessee will comply with the requirements of, and recommendations made under, the Health and Safety at Work etc., Act 1974 (or any equivalent legislation in any Relevant Country) and any regulations made thereunder (and whether such requirements or recommendations are applicable to the Lessee or the Lessor) ("SAFETY LAW") except to the extent that non-compliance with any Safety Law would not, or would not be likely to, have an adverse effect on:

         (i)   the Equipment (other than Services);

         (ii)  the Lessor's rights under the Transaction Documents;

         (iii) the ability of the Lessee, the Guarantors or any of the Permitted Sub-Lessees to perform their respective obligations under the Transaction Documents;

         (iv)  the Lessor's rights,  title and interest in and to the Equipment;
               or

         (v) the ability of the Lessor or any other member of the Parent Bank's Group to carry on its business in the Relevant Country.

12.8     MAINTENANCE

(a) The Lessee will ensure that the Equipment (other than Services) is maintained, serviced, repaired, overhauled and tested:

         (i)   in  conformity   with  all  Applicable   Laws,   regulations  and
               standards;

         (ii) so as to keep each item of Equipment (other than Services) in as good operating condition (normal wear and tear excepted) as on the Commencement Date for that item of Equipment;

         (iii) in accordance with any recommended  maintenance  programme of the
               manufacturer   or  supplier  and  as  may  be  required  for  any
               continuing warranty or guarantee; and

         (iv) in accordance with prudent industry standards and their own standard practices for similar equipment owned or leased by them or any of them.

(b) The Lessee will maintain or cause to be maintained the Technical Records in conformity with all laws and regulations and the requirements of any Governmental Authority governing the Equipment

         (other than Services) and good industry standards and so as to keep an accurate and complete record of all work undertaken on the Equipment (other than Services) (whether in compliance with the Lessee's obligations under Clause 12.8(a) or not) and all monies expended in connection with that work. As soon as reasonably practicable following receipt of a request the Lessee will provide copies of the Technical Records to the Lessor.

12.9     ENVIRONMENTAL

         The Lessee will comply or ensure compliance with Environmental Laws applicable to the Equipment (other than Services) and/or any activity on or in any land or building in which the Equipment (other than Services) or any item thereof may from time to time be installed (where Viatel, Inc. is responsible for the operation and/or management of that land or building whether as owner, as landlord, as lessee or other occupier or otherwise howsoever) and shall obtain, maintain in full force and effect and comply with any and all Environmental Approvals except to the extent that non-compliance with any Environmental Law would not, or would not be likely to, have an adverse effect on:

         (i)   the Equipment (other than Services);

         (ii)  the Lessor's rights under the Transaction Documents;

         (iii) the ability of the Lessee, the Guarantors or any of the Permitted Sub-Lessees to perform their respective obligations under the Transaction Documents;

         (iv) the Lessor's rights, title and interest in and to the Equipment (other than Services); or

         (v) the ability of the Lessor or any other member of the Parent Bank's Group to carry on its business in the Relevant Country.

12.10    REPLACEMENT OF PARTS

         The Lessee will promptly replace in accordance with standard industry customs and practices all parts of any item of the Equipment (other than Services) which may from time to time become worn out, lost, stolen, confiscated, seized, destroyed, damaged beyond repair or rendered unfit for use for any reason whatsoever other than any items of the Equipment (other than Services) the subject of an Event of Loss. Parts may only be removed from any item of the Equipment (other than Services) for this purpose or for the purpose of alterations, additions, modifications or maintenance under the terms of this Master Agreement. Any replacement part will be of at least equal remaining useful life and utility to the removed part and reasonably considered suitable by the Lessee.

12.11    REQUIRED MODIFICATIONS ETC.

         The Lessee will make all alterations, additions and modifications to any item of the Equipment (other than Services) that may from time to time be required to comply with (i) all Applicable Laws governing that Equipment (other than Services), its possession, use, maintenance or operation; and (ii) the requirements for any condition, warranty or guarantee from the manufacturer or supplier.

12.12    OTHER MODIFICATIONS ETC.

(a) The Lessee may at its discretion make any alteration, addition or modification to any item of the Equipment (other than Services) which it reasonably considers desirable for the proper operation of that Equipment (other than Services) or the Lessee's business so long as no such alteration, addition or modification reduces the saleability, value or utility of that Equipment (other than Services) or prevents that Equipment (other than Services) from being operated in a safe and proper manner or results in the Lessee being unable to comply with its obligations under this Master Agreement and the other Transaction Documents.

(b) Save as provided in Clause 12.11 (Required modifications etc.) and Clause 12.12(a), the Lessee may not make any alterations, additions or modifications to any item of the Equipment (other than Services).

12.13    TITLE TO REPLACEMENTS ETC.

(a) Subject to Clause 12.13(b), the Lessee will ensure that all replacement parts under Clause 12.10 (Replacement of parts) and all parts forming part of any alteration, addition or modification under Clause 12.11 (Required modifications etc.) or under Clause 12.12 (Other modifications etc.) will either, prior to becoming attached to or incorporated into any item of the Equipment (other than Services), become the property of the Lessor or be such that, upon attachment or incorporation, title to them will, without further act, vest in the Lessor, in each case, free of all Security Interests (other than Permitted Security Interests) and claims of third parties. All such parts will, upon attachment or incorporation, become part of that Equipment (other than Services) and subject to the terms of this Master Agreement and the other Transaction Documents for all purposes.

(b) Clause 12.13(a) shall not apply to additions ("DETACHABLE ADDITIONS") to any item of the Equipment (other than Services) under Clause 12.12 (Other modifications etc.) which do not form an integral part of the Equipment (other than Services), which can be removed without damage to that Equipment (other than Services) and which are not required to maintain the saleability, value or utility of that Equipment (other than Services) or so that that Equipment (other than Services) can continue to operate in a safe and proper manner. Title to Detachable Additions will not vest in the Lessor and until the sale or other disposal of that Equipment or until its return to the Lessor under the terms of this Master Agreement the Lessee may detach all Detachable Additions but, to the extent not so detached at the time of any sale, disposal or return, title will pass to the Lessor and the Lessor will not be required to compensate the Lessee therefor or account to the Lessee for any sales proceeds received in respect thereof.

12.14    NOTIFICATION

         As soon as reasonably practicable following the making of any material alteration, modification or addition to any item of the Equipment (other than Services) the Lessee will notify the Lessor in writing and provide reasonable details thereof including, in the case of a Detachable Addition, sufficient information so as to enable the Lessor to identify the Detachable Addition in question and where it is attached.

12.15    NON-INSTALLED ITEMS

(a) The Lessee will ensure that any item of the Equipment (other than Services) which is not at any time installed in a network will be properly and safely stored.

(b) All items of Equipment (other than Services) at any time removed from a network will remain the property of the Lessor no matter where located until such time as such items shall be replaced by items which have been incorporated or installed in or attached to a network and which meet the requirements for replacement items specified in this Clause 12 and which have become the property of the Lessor.

13.      INSPECTION OF THE EQUIPMENT

(a) At any reasonable time and upon reasonable notice (having regard to any terms and conditions of access imposed on the Lessee or, as the case may be, the relevant Permitted Sub-Lessee by the landlord or licensor of any facility where the Equipment is located) the Lessor or its authorised representative may inspect or survey the Equipment (other than Services) and the Technical Records. For this purpose, the Lessee will provide, free of charge, all facilities reasonably required therefor and shall use all reasonable endeavours to ensure that the Lessor and its authorised representatives have access to the Equipment (other than Services) and the Technical Records to effect inspections and surveys in accordance with this Clause 13.

(b) The Lessor will have no duty to make any such inspection and will not incur any liability or obligation by reason of not making any such inspection. The Lessor shall avoid any unreasonable disturbance of the operations of the Lessee and/or any Permitted Sub-Lessees. The Lessor or its authorised agents may, with regard to all of the Equipment and at the cost of the Lessee:

         (i) once per year, make an inspection of the whole or any part of the Equipment (other than Services);

         (ii) at any time thereafter make further inspection of that Equipment (other than Services) during that year provided that the costs and expenses of those subsequent inspections shall be for the account of the Lessor unless it discovers that the Lessee is not in material compliance with its respective obligations under the Transaction Documents or an Event of Default has occurred and is subsisting in which case the cost shall be for the account of the Lessee; and

         (iii) providing an Event of Default has occurred and is subsisting, conduct any number of inspections of the whole or any part of the Equipment (other than Services).

14.      INSURANCE

14.1     SCOPE OF INSURANCES

         The Lessee will ensure that insurance is effected and maintained:

         (a) of the Equipment against "all risks" of loss of or damage to the Equipment;

         (b) against liability to third parties (including any claim by an employee, agent or contractor of the Lessee against an Additional Insured) for death, injury or disease to persons or loss of or damage to property caused by or arising out of or in connection with the Equipment including its design, construction, operation or condition; and

         (c)  against  such  further   risks  as  may  be  required  by  law  or
              regulation.



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

14.2     DURATION OF INSURANCES

(a) Subject to Clause 14.2(b), the Lessee's undertakings in Clause 14.1 (Scope of insurances) will remain in force in respect of an item of Equipment from the Commencement Date for that item of Equipment throughout the Initial Term until, following the termination of the leasing of the Equipment, title to the Equipment passes to the Lessee or the Equipment is sold or otherwise disposed of (in each case, in accordance with the terms of this Master Agreement) or, in the case of an Event of Default returned to the Lessor under the terms of this Master Agreement.

(b) Without prejudice to Clause 14.2(a), the Lessee's undertaking in Clause 14.1(b) (Scope of insurances) will continue for a period of two years following the end of the Initial Term for any reason.

14.3     TERMS OF LOSS OR DAMAGE INSURANCES

(a) The insurance required to be effected under Clause 14.1(a) (Scope of insurances) will be in an amount at least equal to the greater of:

         (i) 115 per cent. of the Capital Outstanding on the Initial Term Start Date or, as the case may be, at the beginning of the relevant subsequent policy period; and

         (ii)  the replacement value of the Equipment from time to time.

(b) Each policy of insurance effected in compliance with Clause 14.1(a) (Scope of insurances) will:

         (i) insure the Equipment on an agreed value basis such that the insurers do not have the right to replace the Equipment;

         (ii)  contain a loss payee clause  substantially in the form set out in
               Schedule 4 (Loss payee clause); and

         (iii) not be subject to any deductible which would result in any claim under the insurances required to be effected under Clause 14.1(a) (Scope of insurances) being reduced in aggregate by more than ten thousand US Dollars (US$10,000).

14.4     TERMS OF THIRD PARTY LIABILITY INSURANCES

(a) The insurance required to be effected under Clause 14.1(b) (Scope of insurances) will be for, subject to Clause 14.10 (Protection of Additional Assureds), a combined single limit of not less than twenty five million US Dollars (US$25,000,000) for any one occurrence and in the aggregate in any year in respect of product liability.

(b) Each policy of insurance effected in compliance with Clause 14.1(b) (Scope of insurances) will:

         (i) contain a "cross liabilities clause" which provides that each Additional Assured will be entitled to be indemnified in respect of claims made by any other assured; and

         (ii) have no deductible.



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

14.5     PROVISIONS COMMON TO INSURANCES

         Each  policy   effected  in  compliance  with  Clause  14.1  (Scope  of
         insurances) will:

         (a) name the Lessor and, in the case of any policy effected in compliance with Clause 14.1(b) (Scope of insurances), each member of the Lessor Group, each Lessor Risk Party (excluding the Seller in its capacity as the supplier of the Equipment under the Nortel Supply Contract) and each member of each Lessor Risk Party's Group and their respective successors, assigns, shareholders, officers, directors, employees, secondees and agents as additional assureds for their respective rights and interests;

         (b) provide that the insurance is primary and without any right of contribution from any other insurance carried by any Additional Assured;

         (c)  provide that the insurers waive any rights of:

              (i)  recourse to and subrogation against the Additional  Assureds;
                   and

              (ii) set off and  counterclaim  other  than in  respect  of unpaid premiums directly attributable to the Equipment;

         (d) provide that the Additional Assureds have no responsibility for premiums;

         (e) provide that the cover provided to the Additional Assureds will not be invalidated by, and will insure each Additional Assured regardless of, any act or omission of any person (including any misrepresentation, non-disclosure, want of due diligence or breach or violation of any warranty, declaration or condition contained in the policy);

         (f)  not  contain  any   provision   for   cancellation   or  automatic
              termination of cover (but this will not prohibit insurers' entitlement to lapse cover for non-payment of premium);

         (g) provide that the cover provided to the Additional Assureds may only be cancelled or materially altered in a manner adverse to any of the Additional Assureds or allowed to lapse for non-payment of premium by the insurers giving not less than 30 days' (but seven days or such period as may be customarily available in respect of war risks) notice in writing to the Lessor;

         (h) contain a "severability of interest clause" which provides that the policy will operate in all respects, except the limit of liability or sum assured, as if a separate policy had been issued to each party insured thereunder (including the Additional Assureds); and

         (i) contain only such exclusions from cover as may be usual and customary in the insurance of equipment of the same or similar type to the Equipment as used in the same or similar businesses to that of the Lessee.

14.6     GENERAL PROVISIONS

         Each  policy   effected  in  compliance  with  Clause  14.1  (Scope  of
         insurances) will be:

         (a)  placed through reputable brokers of international standing;

         (b) placed with insurers approved by the Lessor, such approval not to be unreasonably withheld; and

         (c) in a form and contain such provisions as are customary in the relevant insurance market and not contain any term, condition, limitation or exception which has the effect of limiting, restricting or modifying, or is inconsistent with, any of the requirements of this Clause 14.

14.7     EVIDENCE OF INSURANCES

         In respect of all the insurances required to be effected under this Clause 14 the Lessee will ensure that in respect of each item of
         Equipment:

         (a) on or before the Commencement Date for that item of Equipment, the Lessor is provided with certificates of insurance from the insurers or insurance brokers in a form satisfactory to the Lessor together with copies of the policy or policies and evidence of the payment of premiums;

         (b) on the occasion of each renewal, prior to the renewal date, the Lessor is provided with confirmation of renewal from the insurers or insurance brokers in a form satisfactory to the Lessor together with details of any changes to the policy or policies and evidence of the payment of premiums;

         (c) there is in force at all times in favour of the Lessor letters of undertaking from the insurers or insurance brokers for the time being in a form satisfactory to the Lessor;

         (d) insurers are notified that the Equipment is leased by the Lessor to the Lessee;

         (e) if so requested, such information is provided to the Lessor as to the Insurances as the Lessor may reasonably request; and

         (f) if necessary in connection with the making of any claim by any Additional Assured, the originals of the policy or policies and related documentation are made available to the Lessor promptly upon request.

14.8     FAILURE TO COMPLY

         If at any time the Lessee shall fail to comply with any of the provisions of Clauses 14.1 (Scope of insurances) to 14.7 (Evidence of insurances) inclusive then the Lessor shall be entitled (but not bound), after consultation with any brokers through whom the insurances were effected (and at the Lessee's expense), and without prejudice to the Lessor's right to treat such failure (subject to any applicable grace period) as an Event of Default:

         (i)  to procure such insurance  under the provisions of this Clause 14;
              and

         (ii) while such failure continues, to require that the Equipment is not used.

14.9     PRESERVATION OF INSURANCES

         The Lessee will not:

         (a) do or omit to do anything which is contrary to any of the terms of the Insurances required to be effected under this Clause 14 or which might entitle the insurers to cancel any policy or reduce or avoid any claim or liability under any policy; or

         (b) change or modify any of the Insurances such that any interest of any Additional Assured would be materially adversely affected; or

         (c) effect any other insurance if a claim under such insurance would result in the operation of any contribution clause in any of the policies of insurance required to be effected under this Clause 14.

14.10    PROTECTION OF ADDITIONAL ASSUREDS

(a) If at any time due to changes in law or regulation or in insurance market practice the Lessor's insurance adviser certifies that in its opinion the insurances required to be effected under this Clause 14 do not adequately cover the interests of the Additional Assureds, the Lessor may notify the Lessee and the Lessee and its insurance adviser will consult with the Lessor and its insurance adviser with a view to agreeing and implementing changes to such insurances so that such interests are adequately covered to the satisfaction of the Lessor's insurance adviser.

(b) If within 45 days of the Lessor's notification under Clause 14.10(a) no changes have been implemented to the insurances to the satisfaction of the Lessor's insurance adviser or if at any time the Lessee is unable due to changes in insurance market practice to implement any of the requirements of Clauses 14.1 (Scope of insurances) to 14.6 (General provisions), the Lessor may, at the Lessee's expense and without prejudice to its rights under Clause 14.8 (Failure to comply), effect and maintain a Lessor's interest policy or policies with such insurers, through such brokers and on such terms and at such premiums as the Lessor may (in consultation with its insurance adviser) reasonably consider fit to ensure that the interests of the Additional Assureds are adequately protected.

14.11    MEANING OF EQUIPMENT

         For the purposes of this Clause 14, references to the Equipment or any part thereof exclude the Services or any of them.

15.      EVENT OF LOSS

15.1     EVENT OF LOSS OF THE EQUIPMENT

         "EVENT OF LOSS" in respect of all the Equipment means:

         (a)  any of the following occurring to the Equipment, taken as a whole:

              (i) its actual, constructive, arranged, agreed or compromised total loss (including any damage to it which results in an insurance settlement on the basis of total loss);

              (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason;

              (iii) its Compulsory Acquisition;

              (iv) its requisition for use or hire for a period exceeding 60 days; or

              (v) its theft or disappearance resulting in loss of use by the Lessee or any Permitted Sub-Lessee of the Equipment for a period exceeding 60 days in each case; and

         (b) any of the events set out in Clause 15.1(a) occurring to part only of the Equipment where the Acquisition Cost determined by the Lessor as attributable to the remainder of the Equipment is less than 10 per cent. of the Acquisition Cost of all the Equipment.

15.2     EVENT OF LOSS OF PART OF THE EQUIPMENT

         "EVENT OF LOSS" in respect of part only of the Equipment means, subject to Clause 15.1(b), any of the events set out in Clause 15.1(a) (Event of Loss of all the Equipment) occurring to one or more discrete items of the Equipment.

15.3     DATE OF OCCURRENCE OF EVENT OF LOSS

         The date of occurrence of an Event of Loss under Clause 15.1 (Event of Loss of all the Equipment) or 15.2 (Event of Loss of part of the Equipment) will be the date on which the relevant event set out in paragraphs (i) to (v) of Clause 15.1(a) (Event of Loss of all the Equipment) occurs.

15.4     PROCEDURE AND PAYMENTS FOLLOWING AN EVENT OF LOSS

(a) If any of the Equipment the subject of a Lease Schedule suffers an Event of Loss as defined in Clause 15.1(a) or 15.2 above the Lessee shall either:

         (i) before the Settlement Date replace that Equipment with equipment of the same make, value and utility and procure, as the Lessor may require, that:

              (A)   title to that Equipment passes to the Lessor, and

              (B) that Equipment becomes subject to the provisions of the Transaction Documents; or

         (ii) on the Settlement Date pending replacement of that Equipment, pay the Capital Outstanding relating to that Equipment plus:

              (A) any unpaid Rental (to the extent not included in the Capital Outstanding) together with any and all other Outstanding Amounts due and payable on or before the Settlement Date;

              (B) any and all accrued but unpaid finance charges on the Capital Outstanding calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate; and

              (C)   the Make Whole Amount,

              into an escrow account and if within one year of the date of the Event of Loss that Equipment has not been replaced with Equipment of the same make, value and utility, title has not passed to the

              Lessor and the Equipment is not subject to the provisions of the Transaction Documents, then the Lessor may apply the money in the escrow account (including accrued interest) towards prepayment of the Capital Outstanding in respect of that Equipment together with:

               (1) any unpaid Rental (to the extent not included in the Capital Outstanding) and any and all other Outstanding Amounts due and payable on or prior to the date of payment;

               (2) any and all accrued but unpaid finance charges on the Capital Outstanding on that date calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate; and

               (3)  the Make Whole Amount,

               and if the balance standing to the credit of the escrow account is not sufficient to discharge the Capital Outstanding together with the amounts referred to in (1) to (3) inclusive above in full, the Lessee shall forthwith pay to the Lessor an amount equal to the deficit for application as aforesaid; or

         (iii) on Settlement Date deliver to the Lessor a standby letter of credit in form and substance reasonably satisfactory to the Lessor issued by a bank reasonably acceptable to the Lessor in a principal amount equal to the Capital Outstanding relating to the Equipment plus:

               (A) any unpaid Rental (to the extent not included in the Capital Outstanding) together with any and all other Outstanding Amounts due and payable on or before the Settlement Date;

               (B) any and all accrued but unpaid finance charges on the Capital Outstanding calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate; and

               (C)  the Make Whole Amount,

               and if within one year of the date of the Event of Loss that Equipment has not been replaced with Equipment of the same make, value and utility, title has not passed to the Lessor and the Equipment is not subject to the provisions of the Transaction Documents, then the Lessor may make a demand under the standby letter of credit and use it towards prepayment of the Capital Outstanding relating to such Equipment together with:

               (1) any unpaid Rental (to the extent not included in the Capital Outstanding) and any and all other Outstanding Amounts due and payable on or prior to the date of payment; and

               (2) any and all accrued but unpaid finance charges on the Capital Outstanding on that date calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate; and

               (3)  the Make Whole Amount,
               and if the amount which the Lessor is able to drawdown under the letter of credit is not sufficient to discharge the Capital Outstanding together with the amounts referred to in (1) to (3) inclusive above in full, the Lessee shall forthwith pay to the Lessor an amount equal to the deficit for application as aforesaid; or

         (iv) on the Settlement Date prepay the remaining Capital Outstanding relating to such Equipment together with:

               (A) any unpaid Rental (to the extent not included in the Capital Outstanding) and any and all other Outstanding Amounts, due and payable on or prior to the Settlement Date;

               (B) any and all accrued but unpaid finance charges on the Capital Outstanding calculated on a daily basis at a rate per annum equal to the applicable Acceptance Rate; and

               (C)  the Make Whole Amount.

(b) The amount payable under Clause 15.4(a) will be paid as additional rental and as compensation for the early termination of the Lessee's obligation to take on lease or, as the case may be, the leasing of the Equipment or the relevant part of it.

(c)      The Lessee's obligations pursuant to Clause 15.4(a):

         (i) apply regardless of whether or not any Net Insurance Proceeds or Compensation Awards are paid or payable to the Lessor or the Lessee; and

         (ii) are (subject to the provisions of Clause 15.6(b)) without prejudice to the Lessee's obligations to continue to pay Rental in respect of the Equipment or the relevant part during the period from and including the date of occurrence of the Event of Loss in question to and including the Settlement Date, which obligations shall apply notwithstanding the Event of Loss.

15.5     CONSEQUENCES OF AN EVENT OF LOSS

(a) Following the occurrence of an Event of Loss of all or part of the Equipment then, unless the Lessee replaces the relevant Equipment in accordance with Clause 15.4(a)(i), (ii) or (iii), on the Settlement Date in question (if Clause 15.4(a)(i) applies) or on or before the first anniversary of the Settlement Date in question (if Clauses 15.4(a)(ii) or (iii) applies):

         (i)   the leasing of the Equipment or the relevant part; and

         (ii) any obligation of the Lessor to acquire the Equipment or the relevant part and to lease it to the Lessee,

         will, in each case, terminate.

(b) Following the termination of the leasing of all of the Equipment (or such part as is referred to in Clause 15.1) under Clause 15.5(a) the Lessee's obligations to pay Rentals that would otherwise fall due for payment on or after the Settlement Date (or, as the case may be, the first anniversary of the Settlement Date) will cease.



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(c)      Following the  termination of the leasing of part only of the Equipment
         (other than such part as is referred to in Clause 15.1) under Clause 15.5(a) Rentals falling due for payment on or after the Settlement Date (or, as the case may be, the first anniversary of the Settlement Date) and the Capital Outstanding under the relevant Lease Schedules will be recalculated, the relevant Lease Schedules amended accordingly and the "Schedules of Capital Outstanding" annexed to the relevant Lease Schedules will be substituted with replacement "Schedules of Capital
         Outstanding"   reflecting  the  recalculation  of  Capital  Outstanding
         referred to above.

(d) The provisions of this Clause 15.5 are without prejudice to the Lessee's other obligations under the Transaction Documents including its obligations to pay any adjustments to Rental (whenever the same fell due for payment) or other amounts under any of the Transaction Documents.

(e) Notwithstanding the occurrence of an Event of Loss or the termination of the leasing of the Equipment or any part as a consequence the Lessee will not be entitled to any refund in respect of any Rentals or other amounts paid in advance.

(f) Upon any replacement of or repayment for the Equipment as provided in this Clause 15, the Lease Schedule shall terminate only with respect to the Equipment so replaced or paid for, and the Lessor shall transfer to the Lessee title only to such Equipment "AS IS, WHERE IS", "WITH ALL FAULTS", and "WITH NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, BUT, IN ALL CASES, FREE AND CLEAR OF ALL LESSOR SECURITY INTERESTS AND FREE AND CLEAR OF ANY SECURITY INTERESTS CREATED BY THE TRANSACTION DOCUMENTS. The Lessee shall pay any VAT, sales or use taxes due on such transfer.

15.6     APPLICATION OF INSURANCE PROCEEDS AND COMPENSATORY AWARDS

(a) Following the occurrence of an Event of Loss in respect of all or part of the Equipment, unless the Lessee has replaced the relevant Equipment in accordance with Clause 15.4(a)(i), (ii) or (iii), any Insurance Proceeds and Compensation Awards referable thereto unconditionally received by the Lessor in cleared funds will (subject to the provisions of paragraph (b)) be held by the Lessor pending the relevant Settlement Date, following the occurrence of which, will be applied by the Lessor in the following order:

         (i) first, in retention by the Lessor for its own account of an amount equal to all costs and expenses (including Taxes and legal fees) incurred by the Lessor in connection with the collection of those proceeds or awards (unless otherwise paid or reimbursed by the Lessee);

         (ii) secondly, in retention by the Lessor for its own account of an amount equal to any Net Insurance Proceeds and any Compensatory Awards set-off, under Clause 15.4(a) (Payments following an Event of Loss), against the aggregate of any amount that would otherwise be payable by the Lessee under Clause 15.4(a);

         (iii) thirdly, as to any balance in payment to the Lessee as a rebate of Rental.

(b)  If, prior to the relevant Settlement Date:

         (i)   the Lessor receives Insurance Proceeds; and



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         (ii)  the amount of such Insurance  Proceeds is at least  sufficient to pay the aggregate of (x) the amount which would become due for payment under Clause 15.4(a)(iv) on the relevant Settlement Date (the Reinvestment Rate for the purposes of calculating the Make Whole Amount to be determined with reference to the date of receipt of the Insurance Proceeds) and (y) any and all Periodic Rent falling due between the date of receipt of the Insurance Proceeds and the Settlement Date, then on each Rental Payment Date falling on or before the Settlement Date, the Lessor shall apply such part of the Insurance Proceeds in and towards payment of the relevant Periodic Rent (and such application shall discharge the obligation of the Lessee to pay such Periodic
         Rent). Any application of Insurance Proceeds pursuant to Clauses 15.6(a) or 15.6(b) shall be net of an amount equal to all amounts applied by the Lessor in and towards Periodic Rent in accordance with this Clause 15.6(b).

(c) Following the occurrence of an Event of Loss in respect of all or part of the Equipment, if the Lessee has replaced the relevant Equipment in accordance with Clause 15.4(a)(i), (ii) or (iii) any Insurance Proceeds and Compensatory Awards referable thereto unconditionally received by the Lessor in cleared funds will be applied by the Lessor in the following order:

         (i) first in retention by the Lessor for its own account of an amount equal to all costs and expenses (including Taxes and Legal Fees) incurred by the Lessor in connection with the collection of the proceeds; and

         (ii) secondly, as to any balance, upon receipt by the Lessor of evidence reasonably satisfactory to it that repair or replacement of the lost or damaged Equipment has been completed, in or towards payment of the cost of repair or replacement (any shortfall being borne by the Lessee) or, to the extent that the Lessee has borne such cost, in reimbursement to the Lessee (any surplus, after completion of all repairs and replacement and the discharge of all costs relating thereto, being paid to the Lessee).

15.7     DAMAGE NOT CONSTITUTING AN EVENT OF LOSS

(a) In the event that the Equipment suffers damage not constituting an Event of Loss of all or any part of the Equipment the Lessee will promptly repair or replace (in compliance with Clauses 12.10 (Replacement of parts) and 12.13 (Title to replacements etc.)) the Equipment or the relevant part.

(b) Any Insurance Proceeds unconditionally received by the Lessor in cleared funds in respect of any loss of or damage to the Equipment not constituting an Event of Loss of all or any part of the Equipment will be applied by the Lessor in the following order:

         (i) firstly, in retention by the Lessor for its own account of an amount equal to all costs and expenses (including Taxes and legal fees) incurred by the Lessor in connection with the collection of the proceeds; and

         (ii) secondly, as to any balance, upon receipt by the Lessor of evidence satisfactory to it that repair or replacement of the lost or damaged Equipment has been put in hand or completed, in or towards payment of the cost of repair or replacement (any shortfall being borne by the Lessee) or, to the extent that the Lessee has borne such cost, in reimbursement to the Lessee (any surplus, after completion of all repairs and replacements and the discharge of all costs relating thereto, being paid to the Lessee).



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15.8     REQUISITION FOR HIRE

(a) If all or part of the Equipment (the "REQUISITIONED EQUIPMENT") is requisitioned for use or hire by any Governmental Authority or other competent authority during the Initial Term (and unless and until an Event of Loss occurs in respect of the Requisitioned Equipment, in which case the other provisions of this Clause 15 will apply), the leasing of the Equipment including the Requisitioned Equipment will continue in full force (subject to Clause 16.2 (Termination by Lessor)) and the Lessee will continue to comply with all its obligations under this Master Agreement (including to pay Rental) other than, in the case of the Requisitioned Equipment, non-financial obligations which the Lessee is unable to comply with solely by virtue of the requisition.

(b) Subject to no Potential Event of Default having occurred and being continuing and to Clause 26 (Set-off), during the Initial Term the Lessee may receive all requisition hire (other than any Compensation Award or any compensation referred to in Clause 15.8(d)) paid by any Governmental Authority or other competent authority on account of the requisition and the Lessor will account to the Lessee for any such requisition hire received by it as soon as reasonably practicable after receipt.

(c) The Lessee will as soon as practicable after the end of any requisition for use or hire cause the Requisitioned Equipment to be put into the condition required by this Master Agreement.

(d) The Lessor shall be entitled to all compensation payable in respect of any change to the structure, state or condition of the Requisitioned Equipment arising during the period of requisition but, subject to Clause 26 (Set-off), the Lessor will apply such compensation in reimbursing the Lessee for the cost of complying with its obligations under Clause 15.8(c).

(e) If the Requisitioned Equipment is under requisition for use or for hire at the end of the Initial Term then, unless otherwise agreed by the Parties, the leasing of the Equipment including the Requisitioned Equipment will terminate in accordance with the terms of this Master Agreement and title to the Equipment (including the Requisitioned Equipment) shall pass to the Lessee in accordance with the provisions of Clause 17.1 (End of Initial Term purchase option and Transfer of Title to the Equipment).

15.9     MEANING OF EQUIPMENT

         For the purposes of this Clause 15 references to the Equipment or any part thereof exclude the Services or any of them.

16.      DEFAULT

16.1     EVENTS OF DEFAULT

         Each of the following events is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Lessee or any other person):

         (a)  NON-PAYMENT:

              (i) the Lessee fails to pay any Periodic Rent or any Termination Amounts when due, and, other than in respect of a payment under Clause 16.5(b) (Mandatory prepayment), such failure to pay continues for five (5) Business Days; or



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

              (ii) the Lessee fails to pay any other sum required hereunder or under any of the other Transaction Documents, and such failure continues for a period of ten (10) Business Days; or

              (iii) either of the  Guarantors  fail to pay when due any  amounts owing to the Lessor under the Lease Guarantee, and:

                    (A) where a demand has been made upon the Lessee, such failure to pay continues for five (5) Business Days; or

                    (B) where a demand has not been made upon the Lessee, such failure to pay continues for ten (10) Business Days;

         (b) INSURANCES: any of the Insurances are not, or cease to be, maintained in full force and effect;

         (c) MISREPRESENTATION: a representation, warranty, statement or certificate made by either of the Guarantors, the Lessee, or any Permitted Sub-Lessees in or in connection with any Transaction Document or in any document delivered by or on behalf of the Lessee, the Guarantors or the Permitted Sub-Lessees under or in connection with any Transaction Document is false or misleading in any material respect when made or deemed to be made;

         (d)  BREACH  OF  COVENANTS:  any  of  the  Lessee,  the  Guarantors  or
              Permitted Sub-Lessees violates or fails to perform any of the terms, covenants or conditions of the Transaction Documents to which they are a party (other than such as are referred to in paragraphs (a), (b), (c), (m), (n) and (o) of this Clause 16.1, and Clause 6.8 of the Lease Guarantee), which failure, if remediable, is not cured within 30 days after written notice thereof is given by the Lessor to the Lessee, Guarantor or Permitted Sub-Lessee;

         (e) CROSS-DEFAULT: the Lessee, any Permitted Sub-Lessee, either of the Guarantors or any Significant Subsidiary fails to pay when due or otherwise defaults under any promissory note, credit agreement, loan agreement, conditional sales contract, guarantee, lease, indenture, bond, debenture or other obligation whatsoever in an amount which when aggregated with any and all other such defaults exceeds ten million US Dollars (USD10,000,000) (or the equivalent thereof in another currency), and any party to which such obligation is owed or a holder thereof otherwise declares or causes the obligations of the Lessee, any Permitted Sub-Lessee, either of the Guarantors or any Significant Subsidiary as the case may be, thereunder to become due and payable prior to the stated maturity thereof;

         (f)  INSOLVENCY:

              (i) the Lessee, either of the Guarantors or any Significant Subsidiary are, or are deemed for the purposes of any law to be, unable generally to pay their debts as they fall due or to be insolvent, or admit inability to pay their debts as they fall due; or



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

              (ii) the Lessee, either of the Guarantors or any Significant Subsidiary suspend making payments on all or any class of their debts or announce an intention to do so, or a moratorium is declared in respect of any of their indebtedness;

         (g)  INSOLVENCY PROCEEDINGS:

              (i) any petition is issued, proposal to creditors is put or any meeting is convened in connection with a composition, assignment or arrangement with creditors of the Lessee, either of the Guarantors or any Significant Subsidiary; or

              (ii) a meeting of the Lessee, the Guarantors or any Significant Subsidiary is convened for the purpose of considering any resolution for (or to petition for) their winding-up or for their administration or any such resolution is passed by the Lessee, either of the Guarantors or any Significant Subsidiary; or

              (iii) any person presents a petition for the winding-up or for the administration of the Lessee, either of the Guarantors or any Significant Subsidiary and, in the case of presentation of a winding-up petition which the person against whom the petition is presented reasonably considers to be frivolous or vexatious, the petition is not discharged or withdrawn:

                    (A) in respect of a petition presented in a jurisdiction other than the United States of America, within 30 days of its presentation; and

                    (B) in respect of a petition presented in the United States of America, within 60 days of its presentation; or

              (iv) an order for the winding-up or administration of the Lessee, either of the Guarantors or any Significant Subsidiary is made; or

              (v) any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of the Lessee, either of the Guarantors or any Significant Subsidiary or any other insolvency proceedings involving the Lessee, either of the Guarantors or any Significant Subsidiary;

         (h)  APPOINTMENT OF RECEIVERS AND MANAGERS:

              (i) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Lessee, either of the Guarantors or any Significant Subsidiary or any part of any of their assets; or

              (ii) the directors of the Lessee, either of the Guarantors or any Significant Subsidiary request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or

              (iii) any other steps are taken to enforce any  Security  Interest over any substantial part of the assets of the Lessee, either of the Guarantors or any Significant Subsidiary or to repossess any goods in the possession of any of the Lessee,


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                    either of the Guarantors or any Significant Subsidiary under
                    any  hire  purchase,   conditional  sale,  chattel  leasing,
                    retention of title or similar agreement;

         (i) CREDITORS' PROCESS: any attachment, sequestration, distress or execution affects any material assets of the Lessee, either of the Guarantors or any Significant Subsidiary and is not discharged within 14 days;

         (j) ANALOGOUS PROCEEDINGS: there occurs, in relation to of the Lessee, either of the Guarantors or any Significant Subsidiary, any event anywhere which corresponds with, or is analogous to, any of those mentioned in Clauses 16.1(f) to 16.1(i) (inclusive);

         (k) VALIDITY AND ENFORCEABILITY CONTESTED: if the validity or enforceability of any of the Transaction Documents shall at any time and for any reason be contested by the Lessee or either of the Guarantors or the Lessee or either of the Guarantors shall deny that it has any, or any further, liability thereunder;

         (l) UNLAWFULNESS: any of the Transaction Documents (other than Lease Participation Arrangements) shall at any time and for any reason become invalid or unenforceable or otherwise cease to remain in full force and effect or it becomes impossible or unlawful at any time for the Lessee or either of the Guarantors to fulfil their respective covenants and obligations under any of the Transaction Documents to which they are a party or for the Lessor to exercise its rights under the Transaction Documents (other than Lease Participation Arrangements);

         (m)  EQUIPMENT:

              (i) any steps are taken to enforce any Security Interest (other than a Lessor Security Interest) over the Equipment; or

              (ii) any execution, forfeiture, distress, impounding or other legal process (not amounting to Compulsory Acquisition) is levied or enforced upon the Equipment;

         (n) CESSATION OF BUSINESS: the Lessee or either of the Guarantors ceases, or threatens to cease, to carry on all or a substantial part of its business; and

         (o) CONDITIONS SUBSEQUENT: the Lessee does not fulfil or ensure fulfilment of any deferred condition or other requirement within any period stipulated by the Lessor under Clause 7.3 (Waiver or deferral of conditions precedent).

16.2     TERMINATION BY LESSOR

(a) The occurrence of an Event of Default, to the extent that it comprises a failure by the Lessee to comply with any of the provisions of this Master Agreement, shall go to the root of this Master Agreement and accordingly shall constitute a breach of condition which the Lessor may treat as a repudiation by the Lessee of this Master Agreement.

(b) Without prejudice to any other rights or remedies of the Lessor, whether under the Transaction Documents or otherwise, upon and at any time after the occurrence of an Event of Default the Lessor may, by notice to the Lessee terminate:



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         (i)   the  leasing of the  Equipment  and the  Lessor's  consent to the
               Lessee's possession of the Equipment; and

         (ii) any obligation of the Lessor to acquire the Equipment and to lease it to the Lessee,

         whereupon the same shall immediately terminate.

16.3     VOLUNTARY TERMINATION

(a) Provided that no Event of Default or Potential Event of Default has then occurred and is continuing, the Lessee shall have the option to terminate the leasing of all or any part of the Equipment which is the subject of any one or more Lease Schedules entered into between the Lessor and the Lessee and to purchase such Equipment on any day upon the terms and conditions set out in this Clause 16.3 provided that:

         (i) either (A) the Lessee exercises the option to terminate the leasing of all of the Equipment the subject of one or more Lease Schedules or (B) the Capital Outstanding in respect of the relevant Equipment is at least E1,000,000; and

         (ii) if paragraph (i)(B) above applies, the Capital Outstanding in respect of the Equipment remaining the subject of a Lease Schedule following such repayment is at least E1,000,000.

         The Lessee may terminate the leasing of part of the Equipment which is the subject of one or more Lease Schedules and purchase that Equipment where the Capital Outstanding in respect of the Equipment which would remain the subject of a Lease Schedule following such repayment (the "REPAID SCHEDULE") would be less than E1,000,000 provided that immediately following that repayment the Lessee consolidates the Repaid Schedule with another Lease Schedule or Lease Schedules so that the combined Capital Outstanding of the Repaid Schedule and that other Lease Schedule or Lease Schedules is at least E1,000,000 (the "COMBINED SCHEDULE").

         If the  leasing of part only of the  Equipment  the  subject of a Lease
         Schedule is terminated, the Capital Outstanding and the remaining Periodic Rents under that Lease Schedule shall be adjusted by the Lessor accordingly and the 'Schedule of Capital Outstanding' under that Lease Schedule shall be replaced by a replacement 'Schedule of Capital Outstanding' taking account of the repayment. Such replacement 'Schedule of Capital Outstanding' and the other new numbers shall form part of that Lease Schedule from the relevant Termination Date and shall be binding upon the Lessee in substitution for the previous 'Schedule of Capital Outstanding' and numbers.

(b) If the Lessee desires to exercise the option set out in Clause 16.3(a), it shall give the Lessor written notice (the "VOLUNTARY TERMINATION NOTICE") of its intention so to do at least 90 days and not more than 180 days before the proposed Termination Date, specifying that part of the Equipment that is to be the subject of such intention and the proposed Termination Date. On the Termination Date, the Lessee shall pay to the Lessor in respect of the Equipment an amount equal to the aggregate of (without duplication):

         (i)   the relevant Termination Amount for each relevant Lease Schedule;
               and

         (ii) any and all Taxes, Irrecoverable VAT and other charges incurred or suffered by the Lessor or any other Lessor Risk Party in connection with or as a result of the early termination by the


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               Lessee  but not  including  any Taxes on or  measured  by the net income, profit or gains of the Lessor or, as the case may be, any such Lessor Risk Party,

                        (the "EARLY TERMINATION PRICE").

(c) Upon payment of the Early Termination Price and all other sums then due under this Master Agreement and the applicable Lease Schedule with respect to such Equipment, the Lessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Lessee "AS IS, WHERE IS", "WITH ALL FAULTS", and WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE BUT, IN ALL CASES, FREE AND CLEAR OF ALL LESSOR SECURITY INTERESTS AND FREE AND CLEAR OF ANY SECURITY INTEREST CREATED BY THE TRANSACTION DOCUMENTS.

(d)      Once served, a Voluntary Termination Notice will be irrevocable.

16.4     PAYMENTS ON TERMINATION

(a) On the Termination Date which is consequential on a termination by the Lessor pursuant to Clause 16.2, the Lessee will pay to the Lessor an amount equal to the aggregate of (without duplication):

         (i)   the relevant Termination Amount for each relevant Lease Schedule;

         (ii) any other costs actually incurred by the Lessor or any other Lessor Risk Party (including, without limitation, the Break Costs, if any);

         (iii) any and all Taxes, Irrecoverable VAT and other charges incurred or suffered by the Lessor or any other Lessor Risk Party in connection with or as a result of the early termination by the Lessee but not including any Taxes on or measured by the net income, profit or gains of the Lessor or, as the case may be, any such Lessor Risk Party; and

         (iv) any and all costs, fees and expenses incurred by the Lessor or any other Lessor Risk Party in connection with or as a result of the termination by the Lessor.

(b) The Early Termination Price payable under Clause 16.3(b) will be paid as additional rental and the amount payable under Clause 16.4, in the case of a termination under Clause 16.2 (Termination by Lessor) as a result of acceptance by the Lessor of a repudiatory breach by the Lessee of this Master Agreement, shall be payable as liquidated damages and, in all other cases, as a liquidated sum or debt.

16.5     MANDATORY PREPAYMENT

(a) On the occurrence of a Sub-Lessee Insolvency Event, the Lessee shall prepay the Capital Outstanding relating to the Equipment sub-leased to that Permitted Sub-Lessee together with:

         (i) any unpaid Rental (to the extent not included in the Capital Outstanding) and any and all Outstanding Amounts due or payable on or prior to the date of that Sub-Lessee Insolvency Event with respect to such Equipment; and



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         (ii)  any and all accrued but unpaid  finance  charges on such  Capital
               Outstanding calculated at the rate per annum which is the aggregate of the Cost of Funds and the Margin; and

         (iii) the Make Whole Amount.

(b) Concurrently with, or prior to, a Change of Control of either of the Guarantors, the Lessee or any Permitted Sub-Lessee taking effect, the Lessee shall have exercised its prepayment right under Clause 16.3 of this Master Agreement in respect of:

         (i)   in the case of a  proposed  Change  of  Control  of either of the
               Guarantors   or  of  the   Lessee,   the  whole  of  the  Capital
               Outstanding; and

         (ii) in the case of a proposed Change of Control of any of the Permitted Sub-Lessees, so much of the Capital Outstanding as relates to the Equipment sub-leased to that Permitted Sub-Lessee,

         and the Lessee shall have prepaid the relevant Capital Outstanding relating to the relevant Equipment (as described in sub-paragraphs (i) and (ii) above) together with:

         (A) any unpaid Rental (to the extent not included in the Capital Outstanding) and any and all Outstanding Amounts due or payable on or prior to the date of that Change of Control; and

         (B) any and all accrued but unpaid finance charges on such Capital Outstanding calculated at the rate per annum which is the aggregate of the Cost of Funds and the Margin; and

         (C)   the Make Whole Amount.

16.6     LESSEE'S CONTINUING OBLIGATIONS

(a)      Following the  termination of the leasing of the Equipment under Clause
         16.2 (Termination by Lessor) or Clause 16.3(a) (Voluntary Termination) or 16.5 (Mandatory Prepayment) the Lessee's obligations to pay Rentals that would otherwise fall due for payment after the Termination Date will cease.

(b) Following the termination of the leasing of part only of the Equipment under Clause 16.3(a) (Voluntary Termination), Rentals falling due for payment after the Termination Date and the amount of the Capital Outstanding will be recalculated in accordance with the replacement
         "Schedule of Capital Outstanding" which is calculated for the Repaid Schedule or as the case may be the Combined Schedule and substituted for the original "Schedule of Capital Outstanding" to the Lease Schedule that has been repaid in part of the Lease Schedule.

(c) The provisions of this Clause 16.6 are without prejudice to the Lessee's other obligations under the Transaction Documents including its obligation to pay any adjustments to Rental (whenever the same fell due for payment) or other amounts under any of the Transaction Documents.

(d) Notwithstanding the termination of the leasing of the Equipment or any part under this Clause 16 the Lessee will not be entitled to any refund of any Rentals or other amounts paid in advance.



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17.      DEALINGS WITH EQUIPMENT FOLLOWING TERMINATION OR EXPIRY

17.1     END OF INITIAL TERM PURCHASE OPTION AND TRANSFER OF TITLE TO THE
         EQUIPMENT

(a) Upon the expiration of the Initial Term with respect to any Lease Schedule which relates to any Equipment which is located in [Redacted], [Redacted], [Redacted], [Redacted], the United States of America or England and [Redacted], the Lessee shall, on giving not less than thirty (30) days prior written notice to the Lessor, or such lesser period as the Lessor may agree, be entitled to purchase the Equipment which is the subject of such Lease Schedule at the price of one hundred Euros (E/100) (the "OPTION PRICE") in respect of each Lease Schedule, provided that no Event of Default under Clause 16.1(a) has occurred and is continuing and no other amount is outstanding under the Transaction Documents. If the option is exercised, the Option Price shall be paid as part of the final payment of Periodic Rent by the relevant Lessee, whereupon the Lessor shall transfer legal title to, and all of its rights and interests in and to, the Equipment which is the subject of such Lease Schedule to the Lessee.

(b) Upon the expiration of the Initial Term with respect to any Lease Schedule which relates to any Equipment which is located in [Redacted] or [Redacted] and upon payment in full of the final payment of Periodic Rent by the Lessee, the Lessor shall transfer legal title to, and all of its rights and interests in and to, the Equipment which is the subject of such Lease Schedule to the Lessee. For the avoidance of doubt, until payment in full by the Lessee of any amount outstanding under or in connection with such Lease Schedule, the Lessor shall retain legal title to the Equipment which is the subject of such Lease Schedule.

(c) In the case of both Clause 17.1(a) and Clause 17.1(b) above, the Lessor shall transfer legal title to, and all of its rights and interests in and to, the Equipment which is the subject of such Lease Schedule to the Lessee which is the party to that Lease Schedule "AS IS, WHERE IS", "WITH ALL FAULTS", and WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE BUT, IN ALL CASES, FREE AND CLEAR OF ALL LESSOR SECURITY INTERESTS AND FREE AND CLEAR OF ANY SECURITY INTEREST CREATED BY THE TRANSACTION DOCUMENTS.

(d) In the event that the Lessee fails to exercise the purchase option referred to in Clause 17.1(a) in respect of any of the Equipment or in the event of an Early Termination of the leasing of any of the Equipment where title does not pass pursuant to any other provision of this Master Agreement the Lessor shall be entitled, (but not obliged), by notice in writing to the Lessee, to transfer title to that Equipment to the Lessee whereupon the provisions of Clause 17.1(c) shall apply.

17.2     REDELIVERY

(a) Subject to Clauses 16.3 and 17.1, following an early Termination of the Initial Term in respect of any of the Equipment the Lessee will, if required (and only if required) by the Lessor, immediately proceed to redeliver the relevant Equipment to the Lessor at such place in the country in which such Equipment is then located as the Lessor may reasonably specify. The costs of any such redelivery of the Equipment shall be for the account of the Lessee.

(b) The Lessee will redeliver the Equipment or the relevant part in a condition so as to demonstrate that the Lessee has in all respects complied with their obligations under this Master Agreement and in particular the Equipment or the part will:



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         (i)   be  free  of  Security  Interests  (other  than  Lessor  Security
               Interests);

         (ii) subject to any modifications made under the terms of this Master Agreement, have installed thereon all equipment installed thereon at the relevant Commencement Date (or replacements therefor) and all additions (other than Detachable Additions) thereto; and

         (iii) be accompanied by the Technical Records referable thereto which shall be complete and up to date and in compliance with the Lessee's obligations relating thereto under this Master Agreement.

(c) If, in order to redeliver the Equipment or relevant part, it requires to be deinstalled, disassembled or crated the Lessee will ensure that it is deinstalled, disassembled and crated by an authorised representative of the manufacturer or supplier or other service entity reasonably satisfactory to the Lessor.

17.3     REPOSSESSION

(a) If the Lessee fails to deliver the Equipment or a part of the Equipment, as the case may be, following a request to do so from the Lessor under Clause 17.2(a) (Redelivery) the Lessor may, without prejudice to the Lessee's obligations under this Master Agreement and the Lessor's other rights and remedies, retake possession of the Equipment and the Technical Records.

(b) In exercise of its rights under Clause 17.3(a) the Lessor, its agents and representatives may enter upon any land or premises where any of the Equipment is or is believed to be located and do all lawful things or acts necessary or advisable without breach of peace in order to retake possession of the Equipment and the Technical Records and remove them from the land or premises (including the severance of any Equipment that may be a fixture).

(c) To the extent the Lessor considers it necessary or advisable to enable the Lessor to exercise its rights under this Clause 17.3 the Lessee will, promptly at the request of the Lessor, exercise and enforce, and permit the Lessor to exercise and enforce, any rights the Lessee may have in any lease, licence or other agreement relating to any land or premises and use all reasonable endeavours to obtain any authorisation from any person with an interest in any land or premises.

(d) The Lessor will have no responsibility to the Lessee for any trespass, loss or damage (unless caused by wilful misconduct or reckless disregard with knowledge of the probable consequences) caused to any persons or property (including the Equipment and the Technical Records) in the exercise of the Lessor's rights under this Clause 17.3 and the Lessee will indemnify the Lessor, its agents and representatives on demand against any claim made in respect of any such trespass, loss or damage, unless such loss or damage is caused by wilful misconduct or reckless disregard with knowledge of the probable consequences.

17.4     STORAGE

         Subject to the title transfer provisions of Clauses 16.3 and 17.1, following an early Termination of the Initial Term in respect of any of the Equipment pending any exercise by the Lessor of its rights under Clause 17.2 (Redelivery) or the completion of a disposal of that Equipment or relevant part under Clause 18 (Disposal) the Lessee will not use that Equipment and, unless the Lessor otherwise directs, ensure that such Equipment or the relevant part is safely and properly stored


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         at the Lessee's  premises  (or at such other  address as the Lessor may reasonably designate) and at the Lessee's expense.

17.5     ASSIGNMENT OF WARRANTIES

         Following an early Termination of the Initial Term in respect of any of the Equipment and if (but only if) that Equipment is to be redelivered to the Lessor pursuant to Clause 17.2 (Redelivery), the Lessee shall assign to the Lessor (or as the Lessor may direct) the benefit of all warranties, indemnities and guarantees which the Lessee may have in respect of the Equipment or to the extent that any of such warranties, indemnities or guarantees are non-assignable they will hold the benefit of such warranties, indemnities or guarantees on trust for the Lessor (or as the Lessor may direct).

18.      DISPOSAL

         Following a Termination of the Initial Term in respect of any of the Equipment (other than the Services) and the service of a notice by the Lessor under Clause 17.1(d), that Equipment (other than Services) shall be at the sole risk and cost of the Lessee and the Lessee shall deal with such Equipment (other than the Services) (including any storage or disposal of such Equipment (other than the Services)) safely and in compliance with all Applicable Laws and entirely at the Lessee's cost. Any storage of the relevant Equipment (other than Services) shall be fully in accordance with Clause 17.4 (Storage).

19.      INDEMNITIES

19.1     GENERAL INDEMNITY

         The Lessee assumes liability for and agree with the Lessor (whether or not Delivery of all or any of the Equipment occurs and without prejudice to any of the Lessor's other rights under the Transaction Documents) to indemnify each Indemnifiable Person and keep each Indemnifiable Person fully indemnified at all times on demand from and against any Losses (including in respect of death, injury or disease of or to any person or loss of or damage to property of any person (including the Equipment and the Technical Records) or any loss of any other nature suffered by any person and any legal fees and expenses and costs of investigations and inspections and the removal of the Equipment and any costs incurred by the Lessor in the exercise of any of its rights and powers following a termination of the leasing of the Equipment or any part) of any kind and nature which may be imposed on, incurred by, or asserted against at any time (whether before, after or during the Initial Term and whether before or after Delivery of any or all of the Equipment) any Indemnifiable Person or the Equipment (each a "LIABILITY") in consequence of or in any way relating to, associated with or arising directly or indirectly, out of:

         (a) the design, manufacture, installation, assembly, description, testing, maintenance, repair, refurbishment, condition, service, overhaul, modification, change, alteration, loss, damage, removal, storage or technical documentation of or for the Equipment or the Technical Records or any deficiency in or inadequacy of any of the foregoing or any infringement (or alleged infringement) of any intellectual property or other right of any kind or any breach of, or non-compliance with, any Environmental Law;

         (b) the purchase, sale, ownership, management, control, delivery, non-delivery, import, export, possession, use, operation, registration, non-registration, insurance, lack of insurance, leasing or sub-leasing of the Equipment; or



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         (c)  the  occurrence  of any Event of  Default  or  Potential  Event of
              Default,

         regardless of whether the Equipment or Technical Records were or were not in the possession or control of the Lessee at the relevant time and regardless of whether the Liability arises out of, is contributed to by, or is attributable to any negligent act or omission of any Indemnifiable Person.

19.2     EXCLUSIONS FROM GENERAL INDEMNITY

         The indemnities contained in Clause 19.1 (General indemnity) will not extend to any Indemnifiable Person to the extent that the Liability incurred by such Indemnifiable Person:

         (a) is caused by any act on the part of that Indemnifiable Person (excluding any act of the Lessee acting in any capacity on behalf of an Indemnified Person) which constitutes the wilful misconduct of, or recklessness with knowledge of the probable consequences on the part of, that Indemnifiable Person;

         (b) is caused by any failure on the part of that Indemnifiable Person to comply with any of its specific obligations under any of the Transaction Documents;

         (c)  constitutes any part of the Acquisition Cost;

         (d) constitutes a cost which is expressly to be borne by that Indemnifiable Person, as against the Lessee, under any other provision of this Master Agreement or the other Transaction Documents; or

         (e)  is a Liability to which Clause 20.1 (Tax indemnity) applies.

         The indemnities contained in Clause 19.1 (General indemnity) will also not extend to the Seller (in that capacity) to the extent of any liability incurred by the Seller (in that capacity) as a result of or related to the Seller's breach of any term of the Nortel Supply Contract.

19.3     CURRENCY INDEMNITY

(a) If the Lessor receives an amount in respect of the Lessee's liability under the Transaction Documents or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under the relevant Transaction Document:

         (i)   the  Lessee  shall   indemnify  the  Lessor  as  an   independent
               obligation against any loss or liability arising out of or as a result of the conversion;

         (ii) if the amount received by the Lessor, when converted into the contractual currency at a market rate in the usual course of its business, on the date of receipt, is less than the amount owed in the contractual currency, the Lessee shall forthwith on demand pay to the Lessor an amount in the contractual currency equal to the deficit; and

         (iii) the Lessee shall forthwith on demand pay to the Lessor any exchange costs and taxes payable in connection with any such conversion.



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(b)      The Lessee waives any right it may have in any  jurisdiction to pay any amount under the Transaction Documents in a currency other than that in which it is expressed to be payable.

19.4     NOTIFICATION OF INDEMNITY CLAIMS

         Without prejudice to the provisions of this Clause 19 and without limiting in any way, or being a condition precedent or subsequent to, the indemnities in favour of any Indemnifiable Person under this Master Agreement, the Lessor will:

         (a) notify the Lessee in writing as soon as reasonably practicable after receipt by the Lessor of notice of a Liability (provided such notice is in writing), such notification to give such details as the Lessor then has and which are, in all the circumstances, reasonable having regard to the contents of the notice of a Liability received by the Lessor and any other knowledge the Lessor may have regarding that Liability; and

         (b) where reasonably practicable notify the Lessee of the Lessor's intention to pay or ensure the payment of any monies in respect of that Liability before any payment is made.

19.5     RECOVERIES FROM THIRD PARTIES

         If any Indemnifiable Person recovers from, or is paid by, any person (other than the Lessee) any amount (other than under Clause 20 (Tax indemnity and other provisions)) in respect of any payments paid or discharged by the Lessee under this Clause 19, then if the Indemnifiable Person has received payment of such amount and the Lessor is satisfied that such amount is unconditionally available for retention by the Indemnifiable Person, the Lessor will ensure that the Lessee is paid a sum equal to the value of such recovered or paid amount, such payment to the Lessee to be subject always to the provisions of Clause 20 (Tax indemnity and other provisions).

19.6     NOTIFICATION AND CONSULTATION

(a) If the Lessor becomes aware of any matter which gives rise to or would give rise to a liability for which the Lessee indemnifies the Lessor under this Clause 19 then the Lessor shall notify the Lessee in writing accordingly.

(b) If reasonably requested by the Lessee in writing, the Lessor shall discuss with the Lessee what action to take in relation to such matter. The Lessor undertakes to consider in good faith any suggestions made by the Lessee in this regard.

(c) If, contrary to any such suggestion from the Lessee, the Lessor decides that it wishes to settle or compromise any claim or not to defend any claim, then the Lessor and the Lessee shall identify a mutually acceptable leading counsel who shall be instructed to consider the merits of the claim and any settlement offer proposed by the Lessee. If, in the opinion of such leading counsel, there is a greater than 50% chance of such defence succeeding or of the claimant being awarded less than the settlement offer, the Lessor shall comply with the suggestion of the Lessee to reject the settlement or proposal made by the claimant and/or defend the claim, PROVIDED THAT the Lessee, in terms satisfactory to the Lessor agrees to indemnify and keep indemnified the Lessor on an after tax basis, in respect of all costs, claims, demands, losses and expenses suffered or incurred by the Lessor in rejecting such settlement offer and for defending the claim (including, without prejudice to the generality of the foregoing, such costs and expenses relating to court proceedings and any appeals against the decision of any court in favour of the claimant in part or in whole) . For the avoidance of doubt, the Lessee agrees that, without the prior written


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         consent of the Lessor  (which the Lessor shall have full  discretion to withhold), it shall not be entitled to use the Lessor's name in connection with any claim.

20.      TAX INDEMNITY AND OTHER PROVISIONS

20.1     GENERAL TAX INDEMNITY

(a) The Lessee shall indemnify each Indemnifiable Person on demand and keep that Indemnifiable Person fully indemnified at all times on a full indemnity and after tax basis from and against any and all Tax Liabilities of each Indemnifiable Person in respect of:

         (i)   the  Equipment   which  has  been  delivered  under  this  Master
               Agreement or any right, title or interest therein;

         (ii) this Master Agreement, or any of the other Transaction Documents or any document, payment or transaction contemplated by this Master Agreement or any of the other Transaction Documents; and

         (iii) anything done by any member of the Lessor Group in response to any request by the Lessee or any member of Viatel, Inc.'s Group.

(b) The indemnities contained in Clause 20.1(a) shall not extend to any Tax Liability of an Indemnifiable Person to the extent:

         (i) such Tax Liability is in respect of tax on income, profits or gains attributable to any Rental, Termination Amount or any amount which discharges any liability to pay such amounts actually receivable under this Master Agreement or any of the other Transaction Documents or to any other amounts payable to and retained by the Lessor under this Master Agreement or any of the Transaction Documents or to any sale or other proceeds (including, without limitation, insurance monies) actually received and retained by the Lessor in respect of the Equipment pursuant to any of the Transaction Documents;

         (ii) against or in respect of any Tax Liability to an extent that it would not have arisen or been payable, but for the delay or failure by the Lessor or any member of the Lessor's Group in the filing of Tax Returns on a due and timely basis or the payment of any Tax Liability which delay or failure has not been requested by the Lessee or any other member of Viatel, Inc.'s Group;

         (iii) the matter in respect of which the obligation to indemnify arises, results solely from any action which constitutes wilful default or reckless disregard with knowledge of the probable consequences of that Indemnifiable Person or by an agent of that Indemnifiable Person (other than the Lessee);

         (iv) such Tax Liability is in respect of Taxes in respect of which the Lessor has expressly agreed in writing in any Transaction Document or after the date hereof shall not be the responsibility of the Lessee;

         (v)   such Tax Liability is in respect of VAT;



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         (vi)  such Tax Liability is in respect of Taxes withheld or deducted at the source to the extent such Taxes are required to be withheld or deducted and are not based on a Change in Law;

         (vii) such Tax Liability is in respect of any costs for which the Lessee is liable to make payment pursuant to Clause 21 (Increased Costs and Funding Problems); or

         (viii)such Tax Liability is suffered by the Lessor in respect of the payment of a sum by way of indemnity pursuant to this Master Agreement or any other Lease Document.

(c) The Lessor shall, at the request and expense of the Lessee, provide a certificate from its accountants as to the amount of any Tax Liability which it claims from the Lessee under Clause 20.1.

(d) If the Lessor or any Indemnifiable Person becomes aware of any Taxes in respect of which the Lessee may be required to make a payment or increased payment pursuant to this Clause 20.1, then, to the extent it can do so without disclosing the affairs of its other customers or matters relating to its business which it regards as confidential, the Lessor or such Indemnifiable Person (as the case may be) shall notify the Lessee in writing accordingly. If reasonably requested by the Lessee in writing, the Lessor or such Indemnifiable Person (as the case may be) shall discuss with the Lessee what action to take in relation to such Taxes. The Lessor or any Indemnifiable Person undertakes to consider in good faith any suggestions made by the Lessee in this regard, but the Lessee recognises that neither the Lessor nor any Indemnifiable Person shall be bound to comply with such suggestions or appeal against any assessment to tax or the rejection of any claim for relief, and the Lessor or any Indemnifiable Person may acting in good faith settle or compromise any claim by any Tax authority in its absolute discretion. If the Lessor or any Indemnifiable Person (as the case may be) at the written request of the Lessee does challenge or appeal any matter in relation to Taxes which are the subject of this Clause 20.1(d), the Lessee shall indemnify the Lessor or that Indemnifiable Person (as the case may be), on an after tax basis, in respect of all costs, claims, demands, losses and expenses suffered or incurred by the Lessor or the relevant Indemnifiable Person in making such challenge or appeal (including, without prejudice to the generality of the foregoing, such costs and expenses relating to appeals against the decision of any court in favour of the relevant Tax authority in part or in whole).

20.2     NON-DEDUCTIBILITY OF PAYMENTS BY LESSOR AND LESSOR RISK PARTIES

(a) Notwithstanding anything contained in the foregoing provisions of this Master Agreement, if any sum payable by or on behalf of the Lessor or any Lessor Risk Party under this Master Agreement or under any of the other Transaction Documents will not or may not be fully deductible by the Lessor or the relevant Lessor Risk Party for the purpose of computing its liability to Taxes, the Lessor or the relevant Lessor Risk Party shall be entitled to withhold from any such payment such amount as the Lessor or the relevant Lessor Risk Party shall determine in good faith to be required to put the Lessor or the relevant Lessor Risk Party in the same after-Tax position as it would have been in had the payment been fully deductible and any receipt by the Lessor relating to that payment had been taxable.

(b) If all or any part of such payment by the Lessor or the relevant Lessor Risk Party is made without any such withholding by the Lessor or the relevant Lessor Risk Party (including, without limitation, in circumstances where the Lessor or the relevant Lessor Risk Party is required to make a payment without such withholding pursuant to the provisions of this Master Agreement or any other Transaction Document) and it subsequently proves that such payment (or any part of such


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         payment) is not  deductible  by the Lessor or the relevant  Lessor Risk
         Party as aforesaid, the Lessee shall on demand pay to the Lessor or the relevant Lessor Risk Party by way of indemnity such amount as the Lessor or the relevant Lessor Risk Party shall determine in good faith to be required to put it in the same after-Tax position as it would have been in had the payment been fully deductible (after taking into account any financial or cash flow advantage or disadvantage to the Lessor or the relevant Lessor Risk Party resulting from the making of such payment).

(c) If any payment is initially made by the Lessor or the relevant Lessor Risk Party subject to a withholding pursuant to this Clause 20.2 on the basis that it is not an allowable deduction, or that it will not be allowed as a deduction of the Lessor or the relevant Lessor Risk Party for tax purposes in the financial year of the Lessor or the relevant Lessor Risk Party in which it is incurred and it is subsequently determined that it is so deductible, such payment shall be made by the Lessor or the relevant Lessor Risk Party to the Lessee as the Lessor or the relevant Lessor Risk Party shall determine in good faith appropriate in order to put the Lessor or the relevant Lessor Risk Party in the same after-Tax position as it would have been in had the payment been fully deductible and no withholding had been made (after taking into account any financial or cash flow advantage or disadvantage received or suffered by the Lessor or the relevant Lessor Risk Party).

20.3     STAMP TAXES ETC.

         Without prejudice to the generality of Clause 20.1 (General Tax Indemnity), the Lessee shall, on demand, pay all stamp, registration and documentary Taxes to which this Master Agreement or any of the other Transaction Documents is or at any time may be subject and shall indemnify the Lessor and each Lessor Risk Party on demand against any Losses resulting from any failure to pay or any delay in paying any such Taxes PROVIDED THAT the Lessor and each Lessor Risk Party shall be entitled (but not obliged) to pay any such Taxes (whether or not they are its primary responsibility) whereupon the Lessee shall indemnify the Lessor and each Lessor Risk Party on demand against any Losses resulting from any failure to pay or any delay on the part of the Lessee in paying any such Taxes and any reasonable and proper costs or expenses incurred by the Lessor in relation thereto.

20.4     INSUFFICIENCY OF INDEMNITY PAYMENTS

(a) If the Lessor or any Lessor Risk Party makes a payment or suffers a loss in respect of which it is entitled to be indemnified or reimbursed or otherwise kept harmless pursuant to any provision of this Master Agreement or any of the other Transaction Documents and the Lessor or the relevant Lessor Risk Party reasonably determines in good faith, and if reasonably requested by the Lessee, based on written advice of the Lessor's solicitors, accountants or counsel specialising in tax matters (a copy of which is provided to the Lessee) that:

         (i) the loss or payment is not or is unlikely to be wholly deductible in computing the profits of the Lessor or the relevant Lessor Risk Party for the purposes of computing its Tax Liability whilst the payment to be made by way of indemnity or reimbursement (for the purpose of this Clause 20.4(a), the "PAYMENT") will or is likely to give rise to a Tax Liability for the Lessor; or

         (ii) the Payment will or is likely to give rise to a Tax Liability for the Lessor or the relevant Lessor Risk Party in any financial year of the Lessor or the relevant Lessor Risk Party earlier than the financial year in which the loss or payment is or is likely to be deductible, then, at the time of the Payment the Lessee


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               shall  pay such an amount  (the  "ADDITIONAL  PAYMENT")  as will, after taking into account any Tax Liability likely to be suffered or incurred by the Lessor or the relevant Lessor Risk Party in respect of the Payment or the Additional Payment, leave the Lessor or the relevant Lessor Risk Party in no better and no worse an after Tax position than it would have been in had the Payment not given rise to any such Tax Liability and the loss or payment had not been so deductible PROVIDED THAT if at the time of the Payment the Lessor or the relevant Lessor Risk Party
               considers   that  no   Additional   Payment  is   necessary   but
               subsequently determines acting reasonably and in good faith, and if reasonably requested by the Lessee, based on written advice of the Lessor's solicitors, accountants or counsel specialising in tax matters (a copy of which is provided to the Lessee) that an Additional Payment is necessary so as to indemnify the Lessor or the relevant Lessor Risk Party, the Additional Payment shall be paid by the Lessee to the Lessor or the relevant Lessor Risk Party following demand by the Lessor or the Relevant Lessor Risk Party. At the Lessee's request, the Lessor shall, as a condition to the payment of any Additional Amounts under this Clause 20.4(a), provide the Lessee with a schedule setting forth the Lessor's calculations of any Additional Payment computed under this Clause 20.4(a), and the Lessor shall reasonably and in good faith co-operate with the Lessee to respond to any questions raised by the Lessee with respect to such calculations.

(b) Without prejudice to the generality of Clause 20.1 (General Tax Indemnity), if and to the extent that the Lessor reasonably determines in good faith (and if reasonably requested by the Lessee, based on written advice of the Lessor's solicitors, accountants or counsel specialising in tax matters (a copy of which is provided to the Lessee)) that any sum (the "INDEMNITY SUM") constituting (directly or indirectly) an indemnity to the Lessor but paid by the Lessee under this Master Agreement or any other Transaction Document to any person other than the Lessor, shall be treated as taxable in the hands of the Lessor, the Lessee shall promptly pay to the Lessor such sum (the "CORRESPONDING SUM") as (after taking into account any Taxes suffered by the Lessor on the Corresponding Sum and any Tax deduction received by the Lessor in respect of the payment giving rise to the indemnity) shall reimburse the Lessor for any Taxes suffered by it in respect of the Indemnity Sum after taking into account any deduction for tax purposes obtained by the Lessor in respect of the payment of the Indemnity Sum.

20.5     PAYMENTS BY LESSEE

(a) All payments due to or by the Lessor and each other Lessor Risk Party under this Agreement and the other Transaction Documents shall be calculated and made free and clear of and without deduction for, or on account of, any present or future Taxes or other charges of whatsoever nature, now or hereafter imposed by any taxing or Governmental Authority whatsoever unless such deduction or withholding is required by law.

(b) If such deduction or withholding is required by any law, regulation or regulatory requirement the Lessee shall:

         (i) if the payment is to be made by the Lessee, ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

         (ii)  pay,  or procure  the  payment  of, the full  amount  deducted or
               withheld  to  the  relevant   Taxation  or  other   authority  in
               accordance with the Applicable Law;

         (iii) (A)  if the  deduction  or  withholding  is so required  due to a
                    Change in Law and if the payment is to be made by the Lessee, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Lessor or the relevant other Lessor Risk


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                    Party after the deduction or  withholding  shall be equal to the amount which the Lessor or the relevant other Lessor Risk Party (as the case may be) would have been entitled to receive in the absence of any requirement to make a deduction or withholding; or

               (B) if the deduction or withholding is so required due to a Change in Law and if the payment is to be made by any person other than the Lessee, procure the payment or pay directly to the Lessor such sum (a "COMPENSATING SUM") as will, after taking into account any deduction or withholding which is required to be made in respect of the Compensating Sum, result in the Lessor or, as the case may be, the relevant other Lessor Risk Party receiving, or, as the case may be, paying, on the due date for payment, a net sum equal to the sum which the Lessor or, as the case may be, the relevant other Lessor Risk Party would have received or, as the case may be, paid in the absence of any obligation to make a deduction or withholding; and

         (iv) promptly deliver or procure the delivery to the Lessor of any appropriate receipts evidencing the deduction or withholding which has been made, or (in the absence of such receipts) provide a certification to the Lessor of the deduction or withholding made.

(c) Each Indemnifiable Person agrees to furnish to the Lessee from time to time such duly executed and properly completed forms or certificates that are reasonably requested by the Lessee in order to claim any reduction of or exemption from any withholding or other tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Lessee pursuant to this Master Agreement or other Transaction Document, which reduction or exemption may be available to such Indemnifiable Person under Applicable Law.

20.6     TAXATION UNDERTAKINGS

         The Lessee hereby undertakes to the Lessor from the date hereof and thereafter until the sale or other disposition of all of the Equipment following the expiry or termination of the Initial Term that it will:

         (a)   Pay Taxes

               duly pay and discharge or cause to be paid and discharged all Taxes, assessments and governmental charges levied upon the
               Lessee or its property and lawfully payable by the Lessee in respect of, or on the Equipment, not later than the due date of payment, except to the extent there is a good faith contest thereof by appropriate proceedings by the Lessee, PROVIDED THAT the Lessee shall not be required to pay and discharge any interest or penalties in relation to such Taxes, assessments or Governmental Authority charges to the extent that such interest or penalties would not have arisen but for an unreasonable delay by the Lessor in notifying the Lessee of the relevant Taxes, assessment or charge as soon as reasonably practicable following the Lessor becoming aware of such Taxes, assessment or charge in circumstances when the Lessee did not, at such time, know of such Taxes, assessment or charge (and would not have known of the existence of such Taxes, assessment or charge on making reasonable enquiries).



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         (b)   Taxation authorities

               as soon as reasonably practicable after the Lessee, has received a request from any Inland Revenue or H.M. Customs & Excise official (or any person from an equivalent body in a Relevant Country) inform the Lessor of that request, furnish to that official such information as may be in the possession or control of the Lessee and as may be required by that official to be so furnished about any Equipment or the leasing of the Equipment or the use to which the same is being or has been put and will as soon as reasonably practicable after receipt of a request from the Lessor furnish to the Lessor such information and documents in the possession or control of the Lessee and which the Lessor requires in order to enable the Lessor to respond to a request of the Lessor from such an official.

20.7     VALUE ADDED TAX

(a) All payments made by the Lessee under this Master Agreement and the other Transaction Documents are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Lessor, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question subject to the production by the Lessor of a valid VAT invoice (where applicable) in respect of the VAT in question.

(b) In respect of each item of Equipment, subject to the production by the Lessor of a valid VAT invoice (where applicable) in respect of the VAT in question, the Lessee shall pay to the Lessor on or before the fifth
         (5th) Business Day preceding the date on which the relevant VAT is due to be accounted for by the Lessor to H.M. Customs & Excise or any equivalent body in a Relevant Country an amount equal to the amount of VAT for which the Lessor is obliged to account to H.M. Customs & Excise or any equivalent body in a Relevant Country in respect of the supply under this Master Agreement and the relevant Lease Schedule of such item of Equipment.

(c) If, in respect of any item of Equipment, the Lessor determines that the consideration for the supply thereof under this Master Agreement and the relevant Lease Schedule is increased or decreased, then:

         (i) if the consideration for the supply is increased, the Lessee shall pay to the Lessor on demand (or, if later five (5) Business Days before the same is due to be accounted for by the Lessor to H.M. Customs & Excise or any equivalent body in a Relevant Country) an amount equal to the amount of additional VAT for which the Lessor is obliged to account to H.M. Customs & Excise or any equivalent body in a Relevant Country; and

         (ii) if the consideration for the supply is decreased, the Lessor shall issue a credit note to the Lessee in an amount equal to the credit which the Lessor claims from H.M. Customs & Excise or any equivalent body in a Relevant Country in respect of the reduction in consideration, and that amount shall be deducted from the next payment of Periodic Rent due from the Lessee in respect of the relevant item of Equipment or shall be reimbursed to the Lessee within two (2) Business Days of demand by the Lessee if there is no further payment of Periodic Rent due or to the extent that the next such payment is less than the amount in question.



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(d)      Any  payment  or other  consideration  to be made or  furnished  by the
         Lessor to the Lessee pursuant to or in connection with this Master Agreement or any of the other Transaction Documents or any transaction or document contemplated herein or therein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of the taxable
         supply  in  question  on  the  basis  that  the  relevant   payment  or
         consideration is stated on an exclusive of VAT basis.

(e) If and to the extent that the Lessor (or any company which is treated as a member of the same group as the Lessor for VAT purposes) bears VAT which is Irrecoverable VAT then the Lessee shall on or within five (5) Business Days of demand indemnify and keep indemnified the Lessor upon demand against such Irrecoverable VAT such indemnity being in an amount equal to the after-Tax cost to the Lessor of such Irrecoverable VAT together with interest thereon at the rate of LIBOR calculated on a seven day basis and compounded quarterly from the date upon which the Lessor made payment of the amount of such Irrecoverable VAT to but excluding the date of payment of the amount of the indemnity.

20.8     DUE DATE OF PAYMENT IN RESPECT OF TAX LIABILITIES

         Where the Lessee becomes liable to make any payment pursuant to this Master Agreement or in relation to any Transaction Document in respect of a Tax Liability suffered or incurred by the Lessor or, as the case may be, any of the Lessor Risk Parties, the due date for the making of that payment shall be:

         (a) in a case that involves an actual payment of Tax, the later of (i) three Business Days before the last date that is the date on which the Lessor or, as the case may be, the relevant Lessor Risk Party has to pay to the appropriate tax authority the Tax that has given rise to the Lessee's liability under this Master Agreement in order to avoid incurring a liability or a charge or penalty in respect of that Tax Liability and (ii) the date falling twenty Business Days after the Lessee has been notified by the Lessor in accordance with Clause 29 (Notices) that the Lessee has a liability for an amount under this Agreement; or

         (b) in a case that involves the loss or setting off of a right to repayment of Tax, the later of (i) the date when such repayment would have been due but for such loss or setting off and (ii) the date falling five Business Days after the Lessee has been notified by the Lessor in accordance with Clause 29 (Notices) that the Lessee has a liability for an amount under this Agreement; or

         (c) in a case which involves the loss or setting off of a Relief, the later of (i) the date that is the last date on which, assuming that the Relief would have been used on the first occasion on which, but for such loss or setting off, the Relief could have been used, the Lessor or, as the case may be, the relevant Lessor Risk Party has to pay to the appropriate tax authority any Tax which, but for such loss or setting off, would have been saved by virtue of the Relief in order to avoid incurring a liability to interest or a charge or penalty in respect of that Tax Liability and (ii) the date falling five Business Days after the Lessee has been notified by the Lessor, in accordance with Clause 29 (Notices), that the Lessee has a liability for an amount under this Agreement; or

         (d) in any other case, the date falling five Business Days after the date when the Lessee has been notified by the Lessor in accordance with Clause 29 (Notices) that the Lessee has a liability for an amount under this Agreement.



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20.9     MITIGATION

(a)      Without  prejudice  to the  provisions  of Clauses  20.5  (Payments  by
         Lessee), 21.1 (Increased Costs), 21.3 (Funding Problems) and 34 (Illegality), the Lessor confirms that if any of the circumstances set out in Clauses 20.5 (Payments by Lessee), 21.1 (Increased Costs), 21.3 (Funding Problems) and 34 (Illegality) arise as a result of a Change in Law and, if the Lessee so requests, the Lessor shall consult for a period not exceeding thirty (30) days with the Lessee (at the Lessee's cost) with a view to finding a means for reducing or avoiding the withholding or increased cost or reduction in its return or reduction in the amount of any payment received or avoiding the illegality (including, without limitation, by transferring its rights and obligations or the rights and obligations of any other Lessor Risk Party under the Transaction Documents to another branch office or another person) PROVIDED THAT the Lessor shall not be under any obligation to enter into, or to continue with, such consultations or to take, or to continue, any such action if, in its bona fide opinion, to do so would be likely to (a) have an adverse effect upon its business, operation or financial condition, or (b) result in its rights, interests, anticipated financial return or position under or in relation to any of the Transaction Documents being materially less favourable to it than would have been the case in the absence of the relevant withholding or increased cost unless indemnified or secured to its satisfaction in respect thereof, or (c) involve it in any unlawful act or activity or (d) (unless indemnified or secured to its satisfaction) involve it in any liability to Tax or any expense which is significant in the bona fide opinion of the Lessor or the relevant Lessor Risk Party or (e) involve it in any disclosure of any documents and/or information relating to its business or affairs which it considers (in its bona fide opinion) to be of a confidential nature. If the relevant event falls within Clause 21.1 (Increased Costs) or Clause 34 (Illegality) and by the end of any such thirty (30) day consultation period, no agreement has been reached between the Lessee and the Lessor in respect of any such increased cost or illegality affecting the relevant Lessor Risk Party (the "AFFECTED PARTY"), the Lessee shall be entitled to nominate a bank or financial institution (the "LESSEE NOMINEE") to replace the Affected Party and, following any such nomination, the Lessor shall take such reasonable action as is within its power to effect within a reasonable time a transfer of the rights and obligations of such Affected Party under the Transaction Documents to such Lessee Nominee.

(b) The provisions of Clause 20.9 above are without prejudice to the provisions of Clauses 20.5 (Payments by Lessee), 21.1 (Increased Costs), 21.3 (Funding problems) and 34 (Illegality) which remain in full force and effect subject only as affected by the provisions of Clause 20.2.

20.10    [Redacted] WITHHOLDING TAX

         Subject to Clause 20.5, any amount expressed to be payable or to be calculated under this Master Agreement is, or, as the case may be, shall be expressed as a minimum payment, net of any applicable legally required withholding for [Redacted] withholding taxes. For the avoidance of doubt, the Lessor agrees that if it recovers from the Lessee an amount in respect of a deduction or withholding pursuant to Clause 20.5, it cannot make a claim against the Lessee in respect of the same deduction or withholding under this Clause 20.10.

21.      INCREASED COSTS AND FUNDING PROBLEMS

21.1     INCREASED COSTS

(a) Subject to Clause 21.2 (Exceptions), the Lessee shall forthwith on demand by the Lessor pay to the Lessor the amount of any increased cost incurred by the Lessor, any other member of the Lessor Group, any


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         Lessor Risk Party or any other member of any Lessor Risk Party's  Group as a result of the introduction of or compliance with any Change in Law (including any law or regulation relating to change in currency of a country, or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control). Any request for payment from the Lessee under this Clause 21.1(a) shall be made in writing and shall set forth the basis therefor and the calculation thereof in reasonable detail.

(b)      In this Master Agreement "INCREASED COSTS" means:

         (i) a cost or additional cost incurred by the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group as a result of it having entered into, or performing, maintaining or funding its obligations under or pursuant to, this Master Agreement or any other Transaction Document; or

         (ii) that portion of a cost or additional cost incurred by the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group in making payment of, funding or maintaining all or any amounts of Capital Outstanding or all or any commitments or obligations under or in connection with this Master Agreement or any of the other Transaction Documents as is attributable to it making payment of, funding or maintaining such amounts or such commitments or obligations; or

         (iii) a reduction in any amount payable to the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group or in the effective return to the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group under this Master Agreement or any other Transaction Document or (to the extent that it is attributable to this Master Agreement or any other Transaction Document) on its capital; or

         (iv) the amount of any payment made by the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group or the amount of any interest or other return foregone by the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group calculated by reference to any amount received or receivable by the Lessor, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group under any of this Master Agreement and the other Transaction Documents.

(c) When calculating an increased cost, the Lessor may allocate or spread costs, liabilities and losses to or across the liabilities or assets of itself, any other member of the Lessor Group, any Lessor Risk Party or any other member of the relevant Lessor Risk Party's Group, any class of such liabilities or assets, and on such basis, as it considers appropriate. Nothing contained in this Clause 21 shall oblige the Lessor or any Lessor Risk Party to disclose any information relating to the way in which they and members of the Lessor Group or any member of the relevant Lessor Risk Party's Group employ their capital or arrange their internal financial affairs.

21.2     EXCEPTIONS

         Clause 21.1 (Increased costs) does not apply to any increased costs to the extent compensated for by the operation of Clause 20 (Tax indemnity and other provisions).

21.3     FUNDING PROBLEMS

         [Redacted]

22.      CHANGES TO THE PARTIES

22.1     SUCCESSORS AND ASSIGNS

         The provisions of this Master Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns and transferees.

22.2     DEALINGS BY THE LESSEE

         The Lessee will not sell, assign or otherwise transfer their interest in this Master Agreement without the consent of the Lessor.

22.3     DEALINGS BY THE LESSOR

(a)      Subject to Clause 22.4 the Lessor may:

         (i) transfer or assign the whole or any part of its rights in and to this Master Agreement, the Equipment and the Lease Schedules to a member of the Lessor's Group, a member of the Nortel Networks Group or the Seller; or

         (ii) transfer or assign the whole or any part of its rights in and to this Master Agreement, the Equipment and the Lease Schedules to a third party provided that the Lessor obtains the written consent of the Lessee and Viatel, Inc. (such consent not to be unreasonably withheld, conditioned or delayed). No such transfer or assignment shall be effective, and payments hereunder shall continue to be payable to the Lessor unless and until the Lessor gives notice to the Lessee in writing of such transfer or assignment. Immediately upon receipt of such notice, the Lessee shall record such transfer or assignment, and the name and address of the transferee on a register maintained to show the ownership of the Lessor's interest hereunder and in the Equipment;

(b) It is a condition of any transfer or assignment under Clause 22.3(a) above, that:

         (i) equivalent rights and obligations of the Lessor under the other Transaction Documents are transferred to such company at the same time;

         (ii) any costs and expenses (including stamp duties) properly payable in respect of any such transfer will be for the Lessor's account;

         (iii) the Lessor shall use all reasonable endeavours (and shall consult in good faith with the Lessee to try to determine the most appropriate course of action) to ensure that no proposed transferee shall have a domicile for Tax purposes which would, as a result of such proposed transferee entering into the relevant Transaction Documents, result in obligations of the Lessee to withhold Taxes from payments hereunder which obligations they were not under prior to the transfer. If the Lessor does not use all such reasonable endeavours, then the obligations of the Lessee shall be limited to the extent which would have applied had no such transfer taken place. The Lessee shall otherwise be liable for any such increased obligations;

         (iv) the transferee or assignee has acknowledged the Lessee's right to quiet enjoyment in respect of the Equipment under Clause 2.2 (Quiet Enjoyment) of this Master Agreement;

         (v) before the assignment or transfer, and after the proposed transferee has entered into a written non-disclosure agreement substantially in the form of Schedule 5 (Form of written non-disclosure agreement) (or such other form as may be agreed) the Lessee will:

               (A) make a copy of Viatel, Inc.'s business plan available to any proposed assignee or transferee;

               (B) provide management time to discuss for a reasonable amount of time that business plan with the assignee or transferee during normal business hours; and

               (C) provide all information including (but not limited to) documents, management or other reports and financial statements as may reasonably be requested by that assignee or transferee.

(c) Upon any transfer under Clause 22.3(a) the transferring Lessor will be released from all its obligations to the Lessee under this Master Agreement and the other Transaction Documents other than obligations which the transferring Lessor has not so transferred and which remain outstanding. The Lessee will enter into such documents as the Lessor may reasonably require in order to effect such a transfer or assignment.

22.4     LEASE PARTICIPATION ARRANGEMENTS

         The Lessor may enter into Lease Participation Arrangements in respect of the whole or any part of its right, title and interest in and to this Master Agreement, the Equipment and any Lease Schedule with a

         Lessor Risk Party subject to the terms and conditions of any Lease Schedule provided that:

         (a) the amount sub-participated to a Lease Participant pursuant to a Lease Participation Arrangement is not less than five million Euros (E5,000,000);

         (b) the Lessor shall not enter into Lease Participation Arrangements with any person or entity who could reasonably be regarded (at the time of entry into such Lease Participation Arrangements) as a competitor to the main business carried on by Viatel, Inc. at that time;

         (c) the Lessor shall consult in good faith with the Lessee (for a reasonable period of time not to exceed 10 business days) in respect of the identity of any proposed Lease Participant;

         (d)  the Lease Participant is an entity:

              (i) which is a bank, insurance company, investment bank, pension fund or any other financial institution or institutional investor; or

              (ii) which, as part of its normal activities conducts or engages in investment business.

         (e) the Lessee continues to enjoy the right to the quiet enjoyment of the Equipment as set out in Clause 2.2 (Quiet Enjoyment);

         (f) before entry into the Lease Participant Arrangements and after the proposed sub-participant has entered into a written non-disclosure agreement substantially in the form of Schedule 5 (Form of written non-disclosure agreement (or such other form as may be agreed) the Lessee will:

              (A) make a copy of Viatel, Inc.'s business plan available to any proposed sub-participant;

              (B) provide management time to discuss for a reasonable amount of time that business plan with the sub-participant during normal business hours; and

              (C) provide all information including (but not limited to) documents, management or other reports and financial statements as may reasonably be requested by that sub-participant; and

         (g) if the Lease Participant is not a United States person (as such term is used in Section 7701(a)(30 of the U.S. Internal Revenue Code of 1986,as amended), such Lease Participant is able to deliver to the Lessee a U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or successor form, certifying to such Lease Participant's entitlement to a complete exemption from U.S. withholding tax with respect to the portion of the Rental attributable to Equipment located in the United States.

23.      COSTS, EXPENSES AND FEES

23.1     COSTS AND EXPENSES

(a) The Lessee will forthwith on demand pay or reimburse to the Lessor and Nortel Networks plc all reasonable costs and expenses (including legal fees (capped for the Viatel documentation of the transaction at [Redacted] if documentary closing takes place or the parties terminate discussions on or before 30th September, 2000 and at [Redacted] if documentary closing takes place or the parties terminate discussions on or after 1st October, 2000 but before 20th October, 2000, such figures being inclusive of disbursements but exclusive of VAT and include the fees of English counsel and counsel in each Tier 1 Country) on an unqualified full indemnity basis, printing and publishing costs, telex, telephone, facsimile and travel costs, filing, registration and approval costs and other out-of-pocket expenses) incurred by the Lessor in connection with:

         (i) the negotiation, preparation and documentation of the transactions contemplated by the Transaction Documents and any amendment, waiver or consent from time to time in connection with any of the Transaction Documents;

         (ii)     the execution of the Transaction Documents;

         (iii) the syndication and initial sub-participation by the Lessor (but not any subsequent sub-participation by any then existing Lessor Risk Parties, the costs in respect of which shall be for the account of that Lessor Risk Party);

         (iv) the preservation or enforcement or attempted preservation or enforcement of any right or remedy of the Lessor or any other Lessor Risk Party under or in connection with the Transaction Documents or the Equipment including in relation to the tracing or recovery of possession of the Equipment (whether or not successful);

         (v) the termination of the leasing of all or any of the Equipment for any reason including the collection of any Insurance Proceeds or Compensatory Awards or the sale or disposal of any of the Equipment; and

         (vi) the Insurances (to the extent the Lessee has failed to maintain the same) including in relation to any renewal or changes to the terms of any policy and the operation of Clause
                  14.10 (Protection of Additional Assureds).

(b) Subject as otherwise provided in the Transaction Documents, any costs and expenses incurred by the Lessee in the performance of its obligations or exercise of its rights under the Transaction Documents will be borne by the Lessee and the Lessor will have no responsibility or liability in connection with them.

(c) If the Lessee fails to comply with any of its obligations under the Transaction Documents the Lessor may, but is not obliged to, effect compliance and the Lessee will reimburse the Lessor on demand for all costs and expenses incurred by the Lessor in so doing.


23.2     FEES

(a) The Lessee shall pay to the Lessor for its own account an agency fee in accordance with the Agent's Fee Letter.

(b) The Lessee shall pay to the Lessor a commitment fee in accordance with the Commitment Fees Letter.

(c) The Lessee shall pay to the Lessor a facility fee in accordance with the Facility Fee Letter.

24.      EVIDENCE AND CALCULATIONS

24.1     ACCOUNTS

         Accounts maintained by the Lessor in connection with this Master Agreement are conclusive (save for manifest error) evidence of the matters to which they relate.

24.2     CERTIFICATES AND DETERMINATIONS

         Any certification or determination by the Lessor of a rate or amount under any of the Transaction Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

25.      AMENDMENTS AND WAIVERS

25.1     PROCEDURE

         The terms of this Master Agreement may not be amended or waived without the agreement in writing of the Lessor and the Lessee.

25.2     WAIVERS AND REMEDIES CUMULATIVE

(a)      The rights of each Party under the Transaction Documents:

         (i)   may be exercised as often as necessary;

         (ii) are cumulative and not exclusive of its rights under the general law; and

         (iii) may be waived only in writing and specifically.

(b) Delay in exercising or non-exercise of any such right is not a waiver of that right.

(c) Nothing in this Master Agreement shall limit or affect a party's right to recover damages for breach of the provisions of this Master Agreement.

26.      SET OFF

         The Lessor may set off any matured obligation owed by the Lessee under the Transaction Documents (to the extent beneficially owned by the Lessor) against any obligation (whether or not matured) owed by the Lessor to the Lessee, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lessor may cause the Parent Bank to convert either obligation at a market rate of exchange in the usual course of business of the Parent Bank for the purpose of the setoff. If either obligation is unliquidated or unascertained, the Lessor may set off in an amount estimated by it in good faith to be the amount of that obligation.

27.      SEVERABILITY

         If a provision of any Transaction Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the validity or enforceability in that jurisdiction of any other provision of the Transaction Documents; or

         (b) the validity or enforceability in other jurisdictions of that or any other provision of the Transaction Documents.

28.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and by each party in separate counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Master Agreement.

29.      NOTICES

29.1     GIVING OF NOTICES

         All notices or other communications under or in connection with the Transaction Documents shall be given in writing and, unless otherwise stated, may be made by letter or facsimile. Any such notice will be deemed to be given as follows:

         (a)  if by letter, when delivered personally or on actual receipt;

         (b)  if by facsimile, when received in legible form.

         However, a notice given in accordance with the above but received on a non working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

29.2     ADDRESSES FOR NOTICES

(a)      The address and facsimile number of the Lessor are:

         Address:       PO Box 18075
                        Riverbank House
                        2 Swan Lane
                        London
                        EC4R 3UX

         Facsimile:     +44 (0) 20 7475 9594

         Attn:          Kevin Whiting, Leasing Team

         or such other as the Lessor may notify to the Lessee by not less than five Business Days' notice.

(b)      The address and facsimile number of the Lessee are:

         Address:          Parnell House
                           25 Wilton Road
                           London
                           SW1V 1LW

         Facsimile:        +44 207 828 1907

         Attn:             General Counsel

         with a copy to:

         Address:          Viatel, Inc.
                           685 Third Avenue - 24th Floor
                           New York  NY 10017

         Facsimile:        00 1 212 350 9250

         Attn:             General Counsel

         or such other as the Lessee may notify to the Lessor by not less than five Business Days' notice.

30.      LANGUAGE

         (a) Any notice given under or in connection with any Transaction Document shall be in English.

         (b) All other documents provided under or in connection with any Transaction Document shall be:

              (i)   in English; or

              (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

31.      CONTINUATION OF INDEMNITIES

         The indemnities in this Master Agreement will continue in force notwithstanding the end or earlier termination of the Initial Term or the sale or other disposal of any of the Equipment or the cessation of business of the Lessee or any other person or any other fact, event or circumstance of any kind whether similar to the foregoing or not.

32.      INDEMNIFIABLE PERSONS

         (a) All rights expressed to be granted to or in favour of any Indemnifiable Person under this Master Agreement (other than the Lessor) are given to the Lessor on behalf of, and in trust for, that Indemnifiable Person.

         (b) Without duplicating the liability of the Lessee under this Master Agreement, where in this Master Agreement an indemnity is expressed to be for the benefit of an Indemnifiable Person (other than the Lessor), the Lessor will be entitled to indemnify the Indemnifiable Person on the same terms (but with any necessary changes) as the indemnity expressed to be for the benefit of the Indemnifiable Person and the Lessee will on demand indemnify the Lessor and hold the Lessor harmless on a full indemnity basis against each amount paid or payable by the Lessor to the Indemnified Person under any such indemnity.

33.      GOVERNING LAW

         This Agreement is governed by English law.

34.      ILLEGALITY

         (a)  If it is or becomes unlawful in any jurisdiction for:

              (i) a Lessor risk Party to give effect to any of its obligations as contemplated by this Master Agreement or any other relevant Transaction Document or to maintain its Participation; or

              (ii) if it is or becomes illegal for the Lessee, either Guarantor or any Permitted Sub-Lessee to perform their respective obligations under the Transaction Documents;

         the unutilised portion of the Commitment will be cancelled and will not be capable of being redrawn.

         (b) The Lessee shall pay, on any Equipment affected by Clause 34(a) above, an amount equivalent to the amount that would have been payable under paragraph (a)(iv) of Clause 15.4 (Procedure and Payments following an Event of Loss) had that Equipment suffered an Event of Loss, except that the Lessee shall pay Break Costs but shall not pay the Make Whole Amount.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Master Agreement.

                                   SCHEDULE 1

                                 LEASE SCHEDULE


This Lease Schedule dated the [ ] 200[0][1]("LEASE SCHEDULE"), by and between:

(1)      DRESDNER KLEINWORT BENSON FINANCE LIMITED (the "LESSOR"), and

(2)      Viatel U.K. LIMITED (the "LESSEE").

This Lease Schedule incorporates by reference the above-referenced Master Lease Purchase Agreement dated [ ], 2000 and made between the Lessor and the Lessee and any riders, schedules, amendments or documents attached thereto or incorporated therein, now or hereafter executed between the Lessor and the Lessee (the "MASTER AGREEMENT"). Any and all capitalised terms used in this Lease Schedule shall have the meanings given to them in the Master Agreement.

1.       LEASE

1.1 Subject to the terms and conditions set forth in this Lease Schedule, the Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the property described in Clause 3 below and all Technical Records relating thereto (the "EQUIPMENT") and the lessor agrees to procure the Services to be provided in connection therewith.

1.2 This Lease Schedule evidences a separate, distinct and independent lease and contractual agreement between the Lessor and the Lessee. In the event of a conflict between the Master Agreement and this Lease Schedule, the terms and conditions of this Lease Schedule shall prevail.

2.       EQUIPMENT

         The Lessor, at the express request of the Lessee, has acquired or agreed to acquire the Equipment from Nortel Networks plc and its Affiliates. The Lessor has made no representations or recommendations regarding the choice of Nortel Networks plc and its Affiliates as manufacturers or suppliers. The Lessee has negotiated or agreed to the warranties given by Nortel Networks plc and its Affiliates and all other terms relating to the Equipment directly with Nortel Networks plc and its Affiliates without the assistance or participation of the Lessor.

3.       DESCRIPTION OF EQUIPMENT; LOCATION

         The description of the Equipment, including quantity, model/feature, identification and/or serial number and location, is set forth in Attachment A incorporated by reference herein.

4. ACQUISITION COST; INITIAL TERM; PERIODIC RENT; ASSUMED INTEREST RATE; RENT PAYMENT DATE


4.1      Acquisition Cost:                           [          ]

4.2      Total Finance Charge:                       [          ]



                                       91

4.3      Initial Term:                               [Redacted]  Months from the
                                                     Initial Term Start Date

4.4      Initial Term Start Date:                    [          ]

4.5      Cost of Funds:                              [          ] per annum

4.6      Margin:                                     [          ] per annum

4.7      Periodic Rent:                              Euro [          ]]

4.8      Rental Payment Date:                        The Initial Term Start Date
                                                     and the last  Business  Day
                                                     of  each  month  during the
                                                     Initial Term.


5.       EARLY TERMINATION.

         See the Schedule of Capital Outstanding attached to this Lease
         Schedule.

6.       GOVERNING LAW

         THIS LEASE SCHEDULE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, ENGLISH LAW.

IN WITNESS WHEREOF, the Lessor and the Lessee, each by its duly authorised officer or agent, have duly executed and delivered this Lease Schedule the day and year first written above.

DRESDNER KLEINWORT BENSON                       VIATEL U.K. LIMITED
FINANCE LIMITED
By:                                             By:

Name:                                           Name:

Title:                                          Title:

                         SCHEDULE OF CAPITAL OUTSTANDING


                    RENT PAYMENT DATE                CAPITAL OUTSTANDING (E)



                         ATTACHMENT A TO LEASE SCHEDULE


DESCRIPTION OF EQUIPMENT                            LOCATION OF EQUIPMENT



                                   SCHEDULE 2



                            CERTIFICATE OF ACCEPTANCE
                             [Letterhead of Lessee]

To:      DRESDNER KLEINWORT BENSON FINANCE LIMITED
                                                                          [Date]


Lease Agreement (the "LEASE") dated [ ] between Viatel U.K. Limited (the "LESSEE") and Dresdner Kleinwort Benson Finance Limited (the "LESSOR") (the "LEASE") regarding [ ] (the "EQUIPMENT").

The Lessee hereby certifies that:

1.       On [      ] it received the equipment described in the attached
         Equipment Description and that it [comprises] [is comprised in] the Equipment.

2. The Lessee's duly authorised technical experts have inspected that equipment and the Lessee is satisfied that it is in good working order and repair, complete, of satisfactory quality, fit for any purpose for which it may be intended or required, without defect and in every way satisfactory.

3. Accordingly, for the purposes of the Lease, that equipment has been delivered to and accepted by the Lessee from the Lessor without qualification or reservation.

The Lessee also hereby certifies that:

A. The representations and warranties of the Lessee contained in the Lease are true and accurate on and as of the date of this Certificate.

B. No Event of Default or Potential Event of Default (as defined in the Lease) has occurred and is continuing at the date of this Certificate or is likely to result from any circumstances of which it is aware.


SIGNED


For and on behalf of


[LESSEE]

                      [Attachment - Equipment Description]

                                   SCHEDULE 3

                         CONDITIONS PRECEDENT DOCUMENTS

                                     PART I


1.       CORPORATE DOCUMENTATION

(a) Certified copies of the constitutional documents of the Lessee, any Permitted Sub-Lessees and the Guarantors (including, without limitation, of the "by-laws" ("statuts") as published in the [Redacted] in respect of any [Redacted] Permitted Sub-Lessee and details of the legal form and identities of the directors in respect of any [Redacted] Permitted Sub-Lessee).

(b) Certified copies of resolutions of the board of directors or of a duly constituted committee of the board of directors of the Lessee, any Permitted Sub-Lessees and the Guarantors approving and authorising its appropriate officer(s) to execute (and seal if required) and deliver each of the Transaction Documents to which it is or is to be a party and to give all notices and take all other action required thereunder.

(c)      Specimen   signatures  of  each  of  the  persons   authorised  in  the
         resolutions referred to in paragraph 1(b) above authenticated by the company secretary or equivalent officer of the relevant entity.

2.       TRANSACTION DOCUMENTS

         Originals of the following duly executed by all parties to them (other than the Lessor):

         (a)  this Master Agreement;

         (b)  the Lease Guarantee;

         (c)  the Security Assignment re. Nortel Supply Contract;

         (d) the Commitment Fee Letter, the Agent's Fee Letter and the Facility Fee Letter;

         (e) the Master Supplemental and Amendment Agreement in relation to the Nortel Supply Contract;

         (f)  the Sub-Lease Assignment;

         (g)  the Deed of Novation;

         (h)  the Nortel Deed of Novation; and

         (i)  any other Transaction Document.

3.       OTHER DOCUMENTS

(a)      Receipt  by  the  Lessor  of a  certified  copy  of the  Nortel  Supply
         Contract.

(b) Receipt by the Lessor of originals of the Instalment Sale Agreement and the Security Trustee Agreement duly executed by all parties (other than the Lessor).

4.       FEES

         Receipt by the Lessor of the Agency Fee and the Facility Fee.

5.       GENERAL

(a) A copy of any other authorisation or other document, opinion or assurance necessary or desirable in the reasonable judgment of the Lessor in connection with the entry into and performance of, and the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document;

(b)      A copy of the latest annual audited financial statements of each of:

         (i)   the Lessee; and

         (ii)  Viatel, Inc.

6.       LEGAL OPINIONS

         Legal Opinions, in a form and substance satisfactory to the Lessor from:

         (i)   Allen & Overy, English counsel;

         (ii)  Allen & Overy, New York counsel;

         (iii) [Redacted];

         (iv)  [Redacted];

         (v)   [Redacted];

         (vi)  [Redacted];

         (vii) [Redacted];

         (viii) [Redacted];

         (ix)  Bird & Bird, English counsel for Lessee;

         (x)   James P Prenetta, Jr., in-house counsel for Viatel, Inc.

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                                     PART II
                  CONDITIONS PRECEDENT TO LEASING OF EQUIPMENT


(a) no Event of Default or Potential Event of Default has occurred and is continuing;

(b) the representations and warranties in Clause 8 (Representations and warranties of Lessee) and in Clause 5 (Representations and Warranties) of the Lease Guarantee are true and accurate as if made on the relevant Initial Term Start Date by reference to the facts and circumstances then existing as if made at such time except that each reference to financial statements in Clause 8.8 (Financial Information) and in Clause 5.6 (Financial Statements) of the Lease Guarantee shall be construed as a reference to the then latest available accounts of the Lessee or, as the case may be, the Guarantors and each reference to the date as of which such accounts were prepared shall be construed as a reference to the date as of which the then latest available accounts of the Lessee or, as the case may be, the Guarantors were prepared;

(c) no Change in Law has occurred after the date of this Master Agreement which in the Lessor's or any Lessor Risk Parties' opinion would make it illegal or impossible for any of the Lessor, the Lessee, the Permitted Sub-Lessees, the Guarantors or the Lessor Risk Parties to perform any of their respective obligations under this Master Agreement or any of the other Transaction Documents;

(d) receipt by the Lessor of the Certificate of Acceptance for the relevant Equipment duly executed by the Lessee;

(e)      the proposed  Commencement Date is a date falling within the Commitment
         Period;

(f) neither the Lessee, any of the Permitted Sub-Lessees or either of the Guarantors has suffered any Material Adverse Change;

(g) the Lease Schedule in respect of the relevant Equipment executed by the Lessee;

(h)      no breach of Material Contracts;

(i) a legal opinion, in a form and substance satisfactory to the Lessor, has been provided in the Relevant Country in which the relevant Equipment the subject of the relevant drawdown is to be located;

(j) all undisputed balances due and outstanding to Nortel Networks Group from the Lessee, Permitted Sub-Lessee or Guarantor are current or, if not current, are being disputed in good faith;

(k) certificates of insurance in respect of the insurances required by Clause 14 (Insurance);

(l)      a certified copy of each Permitted Sub-Lease;

(m)      a copy of each Subordination Letter Agreement;

(n)      a copy of each legal opinion referred to in Clause 12.3(b)(v);

(o) the Lessor is satisfied that title to the Equipment remains solely with Nortel;

(p) receipt by the Lessor of any Collocation Agreement which relates to the premises on which any of the relevant Equipment is to be located, duly executed by all parties and in full force and effect;

(q) receipt by the Lessor of any Collocation Acknowledgment which relates to the premises on which any of the relevant Equipment is to be located, duly executed by all parties other than the Lessor and in full force and effect;

(r)      where any Equipment is to be sub-leased to a Permitted Sub-Lessee in:

         (i)      [Redacted], evidence that:

                  (A) a plate has been affixed to the cabinet containing the Equipment which sufficiently identifies to any creditors of that Permitted Sub-Lessee that the Equipment belongs to the Lessor and does not form part of the assets of that Permitted Sub-Lessee;

                  (B) prior to any of the Equipment being delivered to the relevant premises, the relevant Permitted Sub-Lessee has served notices ([Redacted] as may be required by the Lessor) and otherwise in the relevant form of
                           Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is to be located by registered post and the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices;

                  (C) prior to any additional Equipment being delivered to the relevant premises, the Lessee has served notices ([Redacted] as may be required by the Lessor) and otherwise in the relevant form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is to be located by registered post and the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices; and

                  (D) the Lessee has served notice upon the Permitted Sub-Lessee in the form of Part I of the Schedule to the Sub-Lease Assignment (Form of Notice to Permitted Sub-Lessee) and the Permitted Sub-Lessee has acknowledged that notice in the form of Part III of the Schedule to the Sub-Lease Assignment (Form of Acknowledgement of Permitted Sub-Lessee).

         (ii)     [Redacted], evidence that:

                  (A) a plate has been affixed to the cabinet containing the Equipment which sufficiently identifies to any creditors of that Permitted Sub-Lessee that the Equipment belongs to the Lessor and does not form part of the assets of that Permitted Sub-Lessee;

                  (B) prior to or on the day that the Equipment is installed on the premises, the relevant Permitted Sub- Lessee has served notices (in [Redacted] if so required by the Lessor) and otherwise in the relevant form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is or is to be located by registered post and the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices;

                  (C) the Lessee has served notice by bailiff upon the Permitted Sub-Lessee in the form of Part I of the Schedule to the Sub-Lease Assignment (Form of Notice to Permitted Sub-Lessee) and the Permitted Sub-Lessee has acknowledged that notice in the form of Part III of the Schedule to the Sub-Lease Assignment (Form of Acknowledgement of Permitted Sub-Lessee);

                  (D) the Lessee has executed the Permitted Sub-Lease and the relevant sub-lease lease schedule in the form required for registration with the commercial court of the area in which the Permitted Sub-Lessee has its registered office and has presented those documents to the relevant commercial court for registration;

                  (E) the Lessee and the Permitted Sub-Lessee have entered into an agreement in the form of Part IV(A) of
                           Schedule 6 (Form of Permitted Sub-Lease); and

                  (F) from time to time at the request of the Lessor the Lessee has presented for registration each Sub-Lease Lease Schedule;

         (iii)    [Redacted], evidence that:

                  (A) prior to or on the day that the Equipment is installed on the premises, the relevant Permitted Sub-Lessee has served notices (in [Redacted] if so required by the Lessor) in the form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is or is to be located by registered post and that the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices;

                  (B) the Lessee has served notice by bailiff upon the Permitted Sub-Lessee in the form of Part II of the Schedule to the Sub-Lease Assignment (Form of Notice to Permitted Sub-Lessee in [Redacted]) and that the Permitted Sub-Lessee has acknowledge that notice in the form of Part IV of the Schedule to the Sub-Lease Assignment (Form of Acknowledgement of Permitted Sub-Lessee in [Redacted]);

                  (C) the Lessee and the Permitted Sub-Lessee have entered into an agreement in the form of Part III(A) of
                           Schedule 6 (Form of Permitted Sub-Lease); and

                  (D) the relevant Transaction Documents, including the Permitted Sub-Lease, have been executed outside [Redacted] and have not been deposited with a state or judiciary office in [Redacted];

         (iv)     [Redacted], evidence that:

                  (A) the relevant Permitted Sub-Lessee has served notices (in [Redacted] if so required by the Lessor) and otherwise in the relevant form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is or is to be located by registered post and that the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices; and

                  (B) the Lessee has served notice by registered post upon the Lessee in the form of Part I of the Schedule to the Sub-Lease Assignment (Form of Notice to Permitted Sub-Lessee) and that the Permitted Sub-Lessee has acknowledged that notice in the form of Part III of the Schedule to the Sub-Lease Assignment (Form of Acknowledgement of Permitted Sub-Lessee);

         (v)      [Redacted],

                  (A) evidence of satisfaction of any local law requirements or recommendations following determination of the same by the Lessor at the relevant time; and

                  (B)      an  amendment  satisfactory  to the  Lessor to Clause
                           17.1 (Dealings with Equipment following termination or expiry) to reflect local requirements or recommendations following determination of the same by the Lessor at the relevant time;

         (vi)     [Redacted], evidence that:

                  (A) the Lessee has served notices (in [Redacted] if required by the Lessor) and otherwise in the relevant form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is or is to be located by registered post and that the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices; and

                  (B) the Lessee has served notice upon the Permitted Sub-Lessee in the form of Part I of the Schedule to the Sub-Lease Assignment (Form of Notice to Permitted Sub-Lessee) has acknowledged that notice in the form of Part III of the Schedule to the Sub-Lease
                           Assignment (Form of Acknowledgement of Permitted Sub-Lessee);

         (vii)    United States of America, evidence that:

                  (A) the relevant Permitted Sub-Lessee has served notices in the relevant form of Schedule 7 (Form of Notices to Landlords) upon the landlords and any superior landlords of the premises/land on which the Equipment is or is to be located by registered mail and that the landlords and any superior landlords have been requested to acknowledge and confirm their agreement to such notices;

                  (B) the Lessee has filed a UCC-1 Financing Statement in accordance with Article 9 (Part 4) of the New York Commercial Code for the Sub-Lease Assignment, such filing to be made with the Secretary of State and also in the country where the Equipment is located;

                  (C) two originals of the IRS Form W-8BEN have been completed and signed by each of Nortel Networks plc and the Lessor and delivered to each of the Lessee and Viatel, Inc. upon signing of this Master Agreement; and

                  (D) an original of the IRS Form W-8BEN has been completed and signed by Viatel, Inc. and delivered to the Lessor upon signing of this Master Agreement;

         (viii)   [Redacted],

                  (A) evidence of satisfaction with any local law requirements or recommendations following determination of the same by the Lessor at the relevant time; and

                  (B)      an  amendment  satisfactory  to the  Lessor to Clause
                           17.1 (Dealings with Equipment following termination or expiry) to reflect local law requirements or recommendations following determination of the same by the Lessor at the relevant time.

                         CONDITIONS PRECEDENT DOCUMENTS


                                    PART III


1. A certified copy of the authorised signatory book of the Lessor together with (if the same is required to establish the authority of the person who signs on behalf of the Lessor) a certified copy of a power of attorney in favour of the person who signs the Transaction Documents on behalf of the Lessor.

2.       Originals  of the  documents  listed in  paragraph  2 to Part I of this
         Schedule 3, executed by all parties to them other than the Lessee, Permitted Sub-Lessees and Guarantors.

                                   SCHEDULE 4

                                LOSS PAYEE CLAUSE

All recoveries under this policy in respect of loss of or damage to the Equipment or any of it shall be applied as follows:

(a) At any time during the Initial Term, all claims hereunder in respect of an Event of Loss to all or any of the Equipment shall be paid in full to such account of the Lessor as the Lessor may notify to the insurers.

(b) All claims in respect of major loss or damage (that is to say any loss or damage not constituting an Event of Loss the claim in respect of which exceeds E1,000,000 (or the equivalent in any other currency) inclusive of any deductible) shall be paid in full to such account of the Lessor as the Lessor may notify to the insurers.

(c) All other claims hereunder shall be paid in full to the Lessee or to its order, unless and until the Lessor shall have notified insurers that an Event of Default has occurred, whereupon all such claims shall be paid to such account of the Lessor as the Lessor may notify to the insurers.

All recoveries under this policy which the Lessor, any member of the Lessor Group, any Lessor Risk Party, any member of each Lessor Risk Party's Group or their respective successors, assigns, shareholders, officers, directors, employees, secondees and agents or the Lessee may be entitled to make in respect of liability to third parties, incurred by them shall be paid to the person to whom the liability (or alleged liability) covered by this policy was incurred or to the extent that the liability (or alleged liability) to such person has previously been discharged by the Lessor, any Lessor Risk Party, the Lessee or any of the other persons referred to above (the "Paying Party"), such moneys shall be paid to the Paying Party or its order in reimbursement of the moneys so expended by it in or towards satisfaction of such liability or alleged liability.

                                   SCHEDULE 5

                    FORM OF WRITTEN NON-DISCLOSURE AGREEMENT


                            NON-DISCLOSURE AGREEMENT

THIS NON-DISCLOSURE AGREEMENT is made and entered into as of the ___ day of _______, 2000, by ____________, a _____________ with an address at _____________
(the "Evaluating Party"), for the benefit of VIATEL U.K. LIMITED (Registered No. 2968371) whose registered office is at Parnell House, 25 Wilton Road, London, SW1V 1LW (the "Lessee"), and VIATEL, INC., a Delaware corporation with an address at 685 Third Avenue, New York, New York 10017 ("Viatel").

WHEREAS, DRESDNER KLEINWORT BENSON FINANCE LIMITED (Registered No. 21285) whose registered office is at 20 Fenchurch Street, London, EC3P 3DB (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties, the "Lessor"), and Lessee are parties to a certain Master Lease Purchase Agreement, dated [ ], 2000 (the "Lease Agreement");

WHEREAS, the Lessor may be interested in assigning or transferring, or selling a sub-participation in, all or part of its rights and obligations under the Lease Agreement to the Evaluating Party;

WHEREAS, the Evaluating Party is interested in conducting certain due diligence for the purpose of determining the feasibility of it acquiring such rights and obligations of the Lessor under the Lease Agreement or a sub-participation therein (the "Evaluation"); and

WHEREAS, for purposes of the Evaluation, the Lessee and Viatel are willing to make certain information available to the Evaluating Party on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the payment and receipt of 10 Euros by the Lessee to the Evaluating Party and other good and value consideration, including, but not limited to the promises contained herein (the receipt and adequacy of which is hereby acknowledged by the Evaluating Party), the parties hereto agree as follows:

         1. DEFINITION OF CONFIDENTIAL INFORMATION. "Confidential Information" means (i) a copy of Viatel's business plan (as it may be updated and revised),
(ii) Viatel's management reports and financial statements, (iii) written non-public information, (iv) electronic communications or information and (v) oral communications (including, but not limited to the Evaluating Party's discussions with management of the Lessee or Viatel) that the Lessee or Viatel furnishes to the Evaluating Party, and to its Affiliates or any Other Recipient (as hereinafter defined) in connection with the Evaluation, together with any analysis, forecast, interpretation or other document prepared by the Evaluating Party, any of its Affiliates or any Other Recipient which contains or otherwise reflects directly or indirectly such information. "CONFIDENTIAL INFORMATION" does not include any information which (i) generally became available to the public, other than as a result of a disclosure by the Evaluating Party or Other Recipient that constituted a breach of an obligation to the Lessee or Viatel under this Agreement, (ii) the Evaluating Party or Other Recipient is required to disclose by judicial or administrative process in connection with any action, suit or proceeding or claim or otherwise by Applicable Law, (iii) is obtained by the Evaluating party or Other Recipient from any source other than the Lessee or Viatel, provided that such source (x) has not, to the Evaluating Party's or
Other Recipient's knowledge entered into a confidentiality or non-disclosure agreement with respect to such information and (y) is not providing such information in breach of such confidentiality or non-disclosure agreement, (iv) was or is independently developed by the Evaluating Party or Other Recipient, or
(v) was lawfully available to the Evaluating Party or Other Recipient on a non-confidential basis before the date of this Agreement. Information shall be deemed to be in the public domain if it becomes a matter of public knowledge or is contained in materials available to the public (including for the avoidance of doubt any filing made with the United States Securities and Exchange Commission, any other securities commission (or similarly acting entity) to which either the Lessee or Viatel is required to publicly disclose information or any press release). For the purposes of this Agreement, "APPLICABLE LAW" means, as the context may require, all or any laws, statutes, proclamations, treaties, bylaws, directives, regulations, statutory instruments, rules, orders, decisions, circulars, codes, decrees, injunctions, resolutions, judgments, rules of court, delegated or subordinate legislation, rules of common law, any European Union legislation at any time or from time to time in force in a Relevant Country or any practice, concession, ruling, request, notice, guideline, statement of policy or practice statement by any central bank, tax, fiscal, governmental, local, international, national or other competent authority or agency (whether or not having the force of law but in respect of which compliance by entities of the type and nature of the Evaluating Party in the relevant jurisdiction is customary), as the same may be subjected to any Change in Law from time to time.

         2. USE OF CONFIDENTIAL INFORMATION. The Evaluating Party agrees that it shall not use any part of the Confidential Information in any manner other than for the exclusive purpose of the Evaluation.

         3. NON-DISCLOSURE TO OTHER PARTIES. The Evaluating party agrees that it will keep the Confidential Information confidential. The Evaluating Party shall not, without the prior written consent of Viatel, disclose any portion of the Confidential Information to any person other than to its Affiliates, its and its Affiliates' respective directors, officers, and employees, and its and their counsel and other professional advisors (such counsel and other professional advisors, together with their representatives and affiliates, are referred to as "Other Recipients"), in each case who are directly involved in the Evaluation and whose access to the Confidential Information is necessary to assist in the Evaluation; provided, that such Affiliates, directors, officers, employees and Other Recipients shall be informed by the Evaluating Party of the confidential nature of such information and shall agree to be bound by this agreement. The Evaluating Party agrees to cause its directors, officers, employees and Other Recipients to comply with this agreement, and the Evaluating Party shall be responsible for any breach of this agreement by any of them. For the purposes of this Agreement, "Affiliate" means the ultimate holding company or companies of the Evaluating Party or any subsidiary of such holding company or companies ("holding company" and "subsidiary" having the same meanings ascribed to them in sections 736 and 736A of the Companies Act 1985, as amended). For the avoidance of doubt, nothing in this Agreement prevents the Evaluating Party from consulting with Lessor or Nortel Networks plc with respect to the Evaluation.

         4. SECURITIES LAWS. The Evaluating Party acknowledges that it is aware, and that it will advise its relevant representatives that the securities laws of the United States may prohibit any person who receives any material, non-public information of Viatel or Lessee from purchasing or selling securities of Viatel or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         5. RETURN OR DESTRUCTION OF DOCUMENTS. If the Evaluating Party ceases for any reason to proceed with acquiring rights and obligations of the Lessor under the Lease Agreement or a sub-participation therein, or otherwise upon the request of the Lessee or Viatel, the Evaluating Party and each Other Recipient shall promptly deliver to the Lessee or Viatel all written Confidential Information, and shall destroy any copies of the Confidential Information and any portion of such information as may consist of analysis, forecast, interpretation or other document prepared by the Evaluating Party or Other Recipient which is in its or their possession or under its or their custody and control and expunge any Confidential Information, analysis, forecast, interpretation or other document from any computer, word processor or other device in its or their possession or under its or their custody or control (save where regulatory requirements dictates otherwise). The Evaluating Party shall certify to Viatel that all confidential information has been returned and such destruction has been effected, as appropriate.

         6. DISCLOSURE BY OPERATION OF APPLICABLE LAW. If either the Evaluating Party or any Other Recipient or any of its representatives is requested or legally compelled pursuant to any Applicable Law to disclose any of the Confidential Information, the Evaluating Party or such Other Recipient will provide the Lessee and Viatel with prompt notice so that it may make an application to the appropriate court for injunctive relief or other appropriate remedy to prevent such disclosure. If such injunction or other appropriate remedy is not obtained, or the Lessee and Viatel waive compliance with the provisions of this Section 6 (the Lessee and Viatel being deemed to have so waived compliance if either the Lessee or Viatel fails to initiate proceedings for an injunction or other appropriate remedy within seventy-two (72) hours after notice of the intended disclosure is given pursuant to the first sentence of this Section 6 or to the end of the next working day (if the seventy-two (72) hour period ends on a weekend)), the Evaluating Party or such Other Recipient will furnish only that portion of the Confidential Information which it is legally required to furnish and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to the furnished Confidential Information.

         7. INJUNCTIVE RELIEF. The Evaluating Party acknowledges that remedies at law including damages may be inadequate to protect against breach of this Agreement, and it agrees in advance to the granting of injunctive relief, specific performance or other equitable relief in favor of the Lessee and Viatel without proof of actual damages. Nothing contained herein shall be construed as prohibiting the disclosing party from pursuing any other remedies available to it, either at law or in equity, for such threatened or actual breach, including specific performance and recovery of monetary damages.

         8. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9. WAIVER. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with English Law. All parties to the Agreement irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with the Agreement and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement shall be brought in such courts.

         11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. ENTIRE AGREEMENT; AMENDMENT. This constitutes the entire agreement between the parties as to the substantive matters described herein. This
Agreement may not be altered, modified, amended or revoked except by an instrument in writing signed by the party against whom the enforcement of any such alteration, modification, amendment or revocation is sought.

         13. TERM. This Agreement shall end two (2) years from the date hereof, provided however, that if the Evaluating Party becomes a party to the Lease Agreement, or a Lessor Risk Party thereunder, this Agreement shall be superseded as to the Evaluating Party by Clause 35 of the Lease Agreement (but the Evaluating Party shall remain obligated to enforce each Other Recipient's compliance with this Agreement).



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

         14. CAPITALIZED TERM. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Lease Agreement.

AS WITNESS whereof the duly authorised representatives of the parties hereto have executed this Agreement the day and year first above written .

Executed this [           ] day of [           ],

For and on behalf of [                      ]

                                   SCHEDULE 6

                           FORM OF PERMITTED SUB-LEASE

                               SUBLEASE AGREEMENT

                                     PART I

                    [FOR ALL SUB-LESSEES EXCEPT US SUB-LESSEE,
                    [Redacted] SUB-LESSEE AND [Redacted] SUB-LESSEE]


THIS SUBLEASE AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Sublease") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").

WHEREAS, the Sublessee wishes to lease from the Sublessor, and the Sublessor is willing to lease to the Sublessee the equipment specified in the sublease schedules in the form of Exhibit A hereto (each a "Sublease Schedule" and collectively the "Sublease Schedules") executed and delivered by Sublessor and Sublessee from time to time after the execution and delivery of this Sublease (collectively the "Equipment").

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease);

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   SUBLEASE:

(a) The Sublessor agrees to sublease and the Sublessee agrees to take on sublease the Equipment on and subject to the terms of this Sublease.

(b) The Equipment is subject and subordinate to the Base Lease under and pursuant to which Sublessor has acquired no present right, title, or interest in or to any of the Equipment other than a leasehold estate.

(c) This Sublease shall be confirmed and effective as to items of Equipment only upon: (i) due execution of the Base Lease and the commencement of the leasing of the Equipment under the Base Lease; (ii) due execution by Sublessor and Sublessee of a Sublease Schedule covering such Equipment; (iii) due execution and delivery by Sublessor and acceptance by Lessor of a Sublease Assignment covering such Sublease Schedule, and service of a notice of such assignment on the Sublessee and receipt by the Lessor of a signed acknowledgement by the Sublessee of such notice; and (iv) such other documents as Sublessor may reasonably require. Upon satisfaction of (i) to (iv) above, the Equipment described therein shall be deemed to have been delivered to and accepted by Sublessee for sublease under this Sublease.

2.   TERM:

The term of this Sublease for Equipment will commence on the day specified in the Sublease Schedule covering such Equipment as the "Commencement Date" and will continue for the period specified as the "Term" in such Sublease Schedule, as the same may be extended pursuant to the provisions of such Sublease Schedule relating to renewal, if any, but subject always to the Base Lease. The term of this Sublease (including all extensions hereto) for Equipment will not in any event extend beyond the Initial Term of the relevant Lease Schedule under the Base Lease.

3.   RENT:

(a) Sublessee agrees to pay rent for Equipment during the Term for such Equipment on the due dates and in the amount set forth in the Sublease Schedule covering such Equipment. If any payment hereunder falls due on a date which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day.

(b)      (i)   All  payments  made by the  Sublessee  under  this  Sublease  are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Sublessor, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question.

         (ii) In respect of each item of Equipment, subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question, the Sublessee shall pay to the Sublessor on or before the fifth (5th) Business Day preceding the date on which the relevant VAT is due to be accounted for by the Sublessor to the applicable taxing authority an amount equal to the amount of VAT for which the then Sublessor is obliged to account to the applicable taxing authority in respect of the supply under this Sublease and the relevant Sublease Schedule of such item of Equipment.

         (iii) If, in respect of any item of Equipment, the Sublessor determines that the consideration for the supply thereof under this Sublease and the relevant Sublease Schedule is increased or decreased, then:

               (A) if the consideration for the supply is increased, the Sublessee shall pay to the Sublessor on demand (or, if later five (5) Business Days before the same is due to be accounted for by the Sublessor to the applicable taxing authority) an amount equal to the amount of additional VAT for which the Sublessor is obligated to account to the applicable taxing authority; and

               (B) if the consideration for the supply is decreased, the Sublessor shall issue a credit note to the Sublessee in an amount equal to the credit which the Sublessor claims from the applicable taxing authority in respect of the reduction in consideration, and that amount shall be deducted from the next payment of rent due from the Sublessee in respect of the relevant item of Equipment or shall be reimbursed to the Sublessee within two (2) Business Days of demand by the Sublessee if there is no further payment of rent due or to the extent that the next such payment is less than the amount in question.

         (iv) Any payment of other consideration to be made or furnished by the Sublessor to the Sublessee pursuant to or in connection with this Sublease or any transaction or document contemplated herein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of the taxable supply in question on the basis that the relevant payment or consideration is stated on an exclusive of VAT basis.

         (v) If and to the extent that the Sublessor (or any company which is treated as a member of the same group as the Sublessor for VAT purposes) bears VAT which is Irrecoverable VAT then the Sublessee shall on or within five (5) Business Days of demand indemnify and keep indemnified the Sublessor upon demand against such Irrecoverable VAT such indemnity being in an amount equal to the after-Tax cost to the Sublessor of such Irrecoverable VAT together with interest thereon at the rate of LIBOR calculated on a seven day basis and compounded quarterly from the date upon which the Sublessor made payment of the amount of such Irrecoverable VAT to but excluding the date of payment of the amount of the indemnity.

(c)      (i)   All payments due to or by the Sublessor under this Sublease shall be calculated and made free and clear of and without deduction for, or on account of, any present or future Taxes or other charges of whatsoever nature, now or hereafter imposed by any taxing or Governmental Authority whatsoever unless such deduction or withholding is required by law.

         (ii) If such deduction or withholding is required by any law, regulation or regulatory requirement the Sublessee shall:

               (A) if the payment is to be made by the Sublessee, ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

               (B) pay, or procure the payment of, the full amount deducted or withheld to the relevant authority in accordance with the Applicable Law;

               (C)  (1)  if the deduction or withholding is so required due to a
                         Change in Law and if the payment is to be made by the Sublessee, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Sublessor after the deduction or withholding shall be equal to the amount which the Sublessor would have been entitled to receive in the absence of any requirement to make a deduction or withholding; or

                    (2) if the deduction or withholding is so required due to a Change in Law and if the payment is to be made by any person other that the Sublessee, procure the payment or pay directly to the Sublessor such sum (a "Compensating Sum") as will, after taking into account any deduction or withholding which is required to be made in respect of the Compensating Sum, result in the Sublessor receiving, or, as the case may be, paying, on the due date for payment, a net sum equal to the sum which the Sublessor would have received or, as the case may be, paid in the absence of any obligation to make a deduction or withholding; and

               (D) promptly deliver or procure the delivery to the Sublessor of any appropriate receipts evidencing the deduction or withholding which has been made, or (in the absence of such receipts) provide a certification to the Sublessor of the deduction or withholding made.

         (iii) The Sublessor agrees to furnish to the Sublessee from time to time such duly executed and properly completed forms or certificates that are reasonably requested by the Sublessee in order to claim any reduction of or exemption from any withholding or other tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Sublessee pursuant to this Sublease, which reduction or exemption may be available to the Sublessor under Applicable Law.

4.   BASE LEASE:

During the Term of this Sublease with respect to Equipment, Sublessee shall (a) maintain such Equipment on the same terms as those set forth in Section 12 of the Base Lease and (b) insure such Equipment in compliance with Section 14 of the Base Lease. In addition, if a termination of the leasing of any Equipment occurs under the Base Lease and Sublessor is required to return such Equipment to Lessor, Sublessee shall immediately redeliver such Equipment to Sublessor or, at Sublessor's direction, to Lessor, at such place in the country in which such Equipment is then located as Sublessor or Lessor, as the case may be, reasonably specifies, and will otherwise co-operate with Sublessor in returning such Equipment to Lessor in the condition in which such Equipment is required to be returned pursuant to the terms of the Base Lease. Notwithstanding the foregoing or any other provision of this Sublease or any Sublease Schedule, the Sublessor and Sublessee acknowledge and agree that the execution and delivery of this Sublease and Sublease Schedules shall not release the Sublessor from any of its obligations under the Base Lease or the Transaction Documents.

5.   SUBORDINATION:

Sublessor warrants that during the Term of this Sublease with respect to Equipment, so long as no event of default shall have occurred hereunder, Sublessor will not interrupt Sublessee's possession, use and operation of such Equipment. Nevertheless, Sublessee acknowledges that this Sublease and Sublessee's rights hereunder to the possession, use and enjoyment of the Equipment are subject and subordinate to all terms and provisions of the Base Lease, a copy of which has been provided to Sublessee, and to the rights of the Lessor and Lessor Risk Parties thereunder and under the other Transaction Documents; provided, however, that upon termination of the leasing of any Equipment under the Base Lease in circumstances where Sublessor is required to return such Equipment to Lessor, Lessor may terminate this Sublease with respect to such Equipment and the right of Sublessee to possess such Equipment.

6.   INDEMNIFICATION:

Sublessee agrees to indemnify, save and keep harmless Sublessor and its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses of whatsoever kind and nature, in contract or tort, howsoever arising from any cause whatsoever, including but not limited to, strict liability in tort, or otherwise arising out of (i) the selection, manufacture, acceptance or rejection of the Equipment under this Sublease, the delivery, lease, sublease, possession, maintenance, use, condition, return or operation of the Equipment (including,



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
without limitation, latent or other defects, whether or not discoverable by Sublessor and any claim for patent, trademark or copyright infringement); or
(ii) the condition of the Equipment disposed of after use by Sublessee. Sublessee will, upon request of Sublessor, at its own expense, defend any and all actions based on or arising out of any of the foregoing.

7.   ASSIGNMENT, POSSESSION AND RETURN:

     (a) Subject to paragraph (b) below, the Sublessee will not sublease, assign or otherwise transfer or relinquish possession of the Equipment and any such sublease, assignment or transfer will, without further act or instrument, be void and of no force or effect. Subject to clause 7(c), at the end of the Term for any Equipment, Sublessee shall, if required, and only if required, redeliver the Equipment to Sublessor in such place in the country in which such Equipment is then located as Sublessor shall reasonably specify in the condition Sublessee is required to maintain such Equipment as provided in this Sublease.

     (b) The Sublessee may transfer all (but not some only) of its rights and obligations under this Sub-Lease to any member of Viatel, Inc.'s Group if the Lessee would have been entitled to enter into a Permitted Sub-Lease with such assignee under Clause 12.3 of the Base Lease, provided that, prior to such assignment becoming effective, the SubLessor shall notify the Lessor of the proposed transfer, shall give notice of the Sub-Lease Assignment to the transferee and shall procure an acknowledgement to such notice, in each case in the form required by the Sub-Lease Assignment, mutatis mutandis.

     (c)  Upon the expiration of the Term for any Equipment;

                                 [ALTERNATIVE A]

[the Sublessee, on not less than thirty (30) days prior written notice to the Sublessor, or such lesser period as the Sublessor may agree, shall be entitled to purchase such Equipment at a price of one hundred Euros (E100) (the "Option Price") in respect of each Sublease Schedule, so long as no default under Clause 8(a) of this Sub-Lease or Event of Default under Clause 16.1(a) of the Base Lease has occurred and is continuing and no other amount is outstanding under the Transaction Documents. Upon (i) payment of the Option Price at or following the expiration of the Term for such Equipment and (ii) the transfer to Sublessor of legal title to, and all rights and interests in and to, such Equipment, the Sublessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Sublessee.]

                                 [ALTERNATIVE B]

[so long as no default under Clause 8(a) of this Sub-Lease or Event of Default under Clause 16.1(a) of the Base Lease has occurred and is continuing and no other amount is outstanding under the Transaction Documents then immediately upon the transfer to Sublessor of legal title to, and all rights and interests in and to, such Equipment, the Sublessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Sublessee.]

The Sublessor shall transfer legal title to, and all of its rights and interest in and to, any Equipment as provided above "AS IS, WHERE IS", "WITH ALL FAULTS", AND WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED.

8.   DEFAULTS; REMEDIES:

Each of the following will constitute a default hereunder: (a) Sublessee fails to pay rent or any other amount when due under this Sublease or any Sublease Schedule; (b) Sublessee breaches any other term, provision, obligation or covenant of this Sublease which breach, if remediable, is not cured within 30 days after written notice thereof is given by the Sublessor to the Sublessee; and (c) a Sublessee Insolvency Event shall occur. Upon the occurrence of any default under this Sublease, Sublessor, at its option, may do any one or more of the following: (1) declare this Sublease and all of the Sublease Schedules in default upon notice to Sublessee; (2) proceed by appropriate court action or actions at law or in equity or in insolvency or bankruptcy as permitted under Applicable Law, including to enforce performance by Sublessee of the covenants and terms of this Sublease and/or to recover damages for the breach of this Sublease; (3) terminate this Sublease and all of the Sublease Schedules upon notice to Sublessee; and (4) whether or not this Sublease and the Sublease Schedules are terminated, and without notice to Sublessee, repossess the Equipment wherever found, with or without legal process, and for this purpose Sublessor and/or its agents may enter upon any premises of or under the control or jurisdiction of Sublessee or any agent of Sublessee without liability for suit, action or other proceeding by Sublessor (any damages occasioned by such repossession being herein expressly waived by Sublessee except for damages occasioned by the gross negligence or wilful misconduct of Sublessor or its agents) and remove the Equipment therefrom. The remedies provided in this
Section 8 in favour of Sublessor are not exclusive but will be cumulative and will be in addition to all other remedies in Sublessor's favour existing under Applicable Law, including at law, in equity or in bankruptcy.

9.   ASSIGNMENT OF SUBLEASE:

     (a) Sublessee acknowledges receipt of a copy of the notice of Sub-Lease Assignment. Sublessee hereby agrees to execute and deliver to Lessor the Acknowledgement in the form attached as Part II of Schedule I to the Sub-Lease Assignment.

     (b) Lessor may sell and/or assign the Equipment and/or Base Lease, all as provided for in the Base Lease, whereupon without further act or instrument (except for written notice to Sublessee of such sale or assignment), such purchaser or assignee of the Equipment and the Base Lease shall assume the benefits of this Sublease and the Sub-Lease
          Assignment and the obligations of the Sublessee under the Acknowledgement.

     (c) Notwithstanding any term or provision contained in this Sublease, the obligations of the Lessee under the Base Lease are and shall remain obligations of the Sublessor.

10. NO OWNERSHIP INTEREST IN EQUIPMENT; REPOSSESSION OF EQUIPMENT:

In no event shall this Sublease be construed as a sale of the Equipment, and except as provided in clause 7(b), Sublessee shall acquire no ownership, title, property, right or interest in or with respect to the Equipment other than its leasehold interest hereunder. It is the express intention of the parties that if the leasing of the Equipment terminates in accordance with the terms of the Base Lease and Sublessor is required to return the Equipment to Lessor, if the Equipment is not so returned in accordance with the terms of the Base Lease, Lessor shall have the right to pursue all remedies under Applicable Law to cause the return of the Equipment, including, without limitation, the right to repossess the Equipment in accordance with Applicable Law and the Base Lease.

11.  MISCELLANEOUS:

The terms of this Sublease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Sublessor and Sublessee. This Sublease and any instrument referred to herein together with the Sublease Schedules and all attachments and riders thereto signed by the parties or delivered in connection herewith shall be governed by the laws of England, constitute the entire agreement of the parties with respect to the subject matter hereof and will collectively constitute the Sublease with respect to the Equipment and supersede all negotiations and prior written or oral agreements of the parties with respect thereto. Any provision contained in this Sublease which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

12.  JURISDICTION:

FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS SUBLEASE AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

     (a) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Sublease;

     (b) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

     (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Sublease; and

     (d)  agrees that if the  appointment  of any person  mentioned in paragraph
          (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen
          (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Sublease; and agrees that a judgment or order of an English court in connection with this Sublease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Sublease in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED                 ___________________________________________
 (Sublessor)                             (Sublessee)


By:_____________________________    By:________________________________________
     (Signature)  (Title)                      (Signature)   (Title)

      SUBLEASE SCHEDULE NO. __________ TO SUBLEASE DATED ___________, 2000

    THE EQUIPMENT IS LEASED TO SUBLESSOR (IDENTIFIED BELOW) UNDER THE MASTER
      LEASE PURCHASE AGREEMENT DATED _____________, 2000, LEASE SCHEDULE(S)
                           NO(S). ___________________



VIATEL U.K. LIMITED
(Sublessor)                                                (Sublessee)

PARNELL HOUSE, 25 WILTON ROAD            ______________________________________
                                         (Street)

LONDON SWIV 1LW, ENGLAND                 ______________________________________
                                         (City, Postal Code, Country)


The Sublease Agreement is incorporated herein by reference as if set forth at length and Sublessee and Sublessor confirm that the Sublease Agreement is subject and subordinate to the Master Lease Purchase Agreement and Lease Schedule(s) referenced above and otherwise confirm all the terms and provisions of the Sublease Agreement except as specifically set forth herein to the contrary.

A.       EQUIPMENT

This Sublease Schedule covers certain Equipment described more fully in Attachment 1 attached hereto and made a part hereof.

B.       DEFINITIONS AND MEANINGS OF CERTAIN TERMS

1.       Commencement Date: ________________________________.

2. Term of Sublease: _____________ days followed by a basic term of [Redacted] months, and ending on

3.       Sublease Monthly Rent: __________________________________, plus VAT, if any.

4        Additional Provisions:

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

C.       RENT PAYMENTS

All rent and all other payments under the Sublease Agreement are to be made to Sublessor to the following account:

Except as expressly modified hereby, all terms and provisions of the Sublease Agreement remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Sublease Schedule as of the Commencement Date.

VIATEL U.K. LIMITED                             -------------------------------
               (Sublessor)                                 (Sublessee)

By:
   ------------------------------------         -------------------------------


---------------------------------------         -------------------------------
(Title)                         (Date)          (Title)           (Date)

                                     PART II

                               [FOR US SUB-LESSEE]


THIS SUBLEASE AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Sublease") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").



WHEREAS, the Sublessee wishes to lease from the Sublessor, and the Sublessor is willing to lease to the Sublessee the equipment specified in the sublease schedules in the form of Exhibit A hereto (each a "Sublease Schedule" and collectively the "Sublease Schedules") executed and delivered by Sublessor and Sublessee from time to time after the execution and delivery of this Sublease (collectively the "Equipment").

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease);

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   SUBLEASE:

(a) The Sublessor agrees to sublease and the Sublessee agrees to take on sublease the Equipment on and subject to the terms of this Sublease.

(b) The Equipment is subject and subordinate to the Base Lease under and pursuant to which Sublessor has acquired no present right, title, or interest in or to any of the Equipment other than a leasehold estate.

(c) This Sublease shall be confirmed and effective as to items of Equipment only upon: (i) due execution of the Base Lease and the commencement of the leasing of the Equipment under the Base Lease; (ii) due - execution by Sublessor and Sublessee of a Sublease Schedule covering such Equipment; (iii) due execution and delivery by Sublessor and acceptance by Lessor of a Sublease Assignment covering such Sublease Schedule, and service of a notice of such assignment on the Sublessee and receipt by the Lessor of a signed acknowledgement by the Sublessee of such notice; and (iv) such other documents as Sublessor may reasonably require. Upon satisfaction of (i) to (iv) above, the Equipment described therein shall be deemed to have been delivered to and accepted by Sublessee for sublease under this Sublease.

2.   TERM:

The term of this Sublease for Equipment will commence on the day specified in the Sublease Schedule covering such Equipment as the "Commencement Date" and will continue for the period specified as the "Term" in such Sublease Schedule, as the same may be extended pursuant to the provisions of such Sublease Schedule relating to renewal, if any, but subject always to the Base Lease. The term of this Sublease (including all extensions hereto) for Equipment will not in any event extend beyond the Initial Term of the relevant Lease Schedule under the Base Lease.

3.   RENT:

(a) Sublessee agrees to pay rent for Equipment during the Term for such Equipment on the due dates and in the amount set forth in the Sublease Schedule covering such Equipment. If any payment hereunder falls due on a date which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day.

(b)      (i)   All  payments  made by the  Sublessee  under  this  Sublease  are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Sublessor, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question.

         (ii) In respect of each item of Equipment, subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question, the Sublessee shall pay to the Sublessor on or before the fifth (5th) Business Day preceding the date on which the relevant VAT is due to be accounted for by the Sublessor to the applicable taxing authority an amount equal to the amount of VAT for which the then Sublessor is obliged to account to the applicable taxing authority in respect of the supply under this Sublease and the relevant Sublease Schedule of such item of Equipment.

         (iii) If, in respect of any item of Equipment, the Sublessor determines that the consideration for the supply thereof under this Sublease and the relevant Sublease Schedule is increased or decreased, then:

               (A) if the consideration for the supply is increased, the Sublessee shall pay to the Sublessor on demand (or, if later five (5) Business Days before the same is due to be accounted for by the Sublessor to the applicable taxing authority) an amount equal to the amount of additional VAT for which the Sublessor is obligated to account to the applicable taxing authority; and

               (B) if the consideration for the supply is decreased, the Sublessor shall issue a credit note to the Sublessee in an amount equal to the credit which the Sublessor claims from the applicable taxing authority in respect of the reduction in consideration, and that amount shall be deducted from the next payment of rent due from the Sublessee in respect of the relevant item of Equipment or shall be reimbursed to the Sublessee within two (2) Business Days of demand by the Sublessee if there is no further payment of rent due or to the extent that the next such payment is less than the amount in question.

         (iv) Any payment of other consideration to be made or furnished by the Sublessor to the Sublessee pursuant to or in connection with this Sublease or any transaction or document contemplated herein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of the taxable supply in question on the basis that the relevant payment or consideration is stated on an exclusive of VAT basis.

         (v) If and to the extent that the Sublessor (or any company which is treated as a member of the same group as the Sublessor for VAT purposes) bears VAT which is Irrecoverable VAT then the Sublessee shall on or within five (5) Business Days of demand indemnify and keep indemnified the Sublessor upon demand against such Irrecoverable VAT such indemnity being in an amount equal to the after-Tax cost to the Sublessor of such Irrecoverable VAT together with interest thereon at the rate of LIBOR calculated on a seven day basis and compounded quarterly from the date upon which the Sublessor made payment of the amount of such Irrecoverable VAT to but excluding the date of payment of the amount of the indemnity.

(c)      (i)   All payments due to or by the Sublessor under this Sublease shall be calculated and made free and clear of and without deduction for, or on account of, any present or future Taxes or other charges of whatsoever nature, now or hereafter imposed by any taxing or Governmental Authority whatsoever unless such deduction or withholding is required by law.

         (ii) If such deduction or withholding is required by any law, regulation or regulatory requirement the Sublessee shall:

               (A) if the payment is to be made by the Sublessee, ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

               (B) pay, or procure the payment of, the full amount deducted or withheld to the relevant authority in accordance with the Applicable Law;

               (C)  (1)  if the deduction or withholding is so required due to a
                         Change in Law and if the payment is to be made by the Sublessee, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Sublessor after the deduction or withholding shall be equal to the amount which the Sublessor would have been entitled to receive in the absence of any requirement to make a deduction or withholding; or

                    (2) if the deduction or withholding is so required due to a Change in Law and if the payment is to be made by any person other that the Sublessee, procure the payment or pay directly to the Sublessor such sum (a "Compensating Sum") as will, after taking into account any deduction or withholding which is required to be made in respect of the Compensating Sum, result in the Sublessor receiving, or, as the case may be, paying, on the due date for payment, a net sum equal to the sum which the Sublessor would have received or, as the case may be, paid in the absence of any obligation to make a deduction or withholding; and

               (D) promptly deliver or procure the delivery to the Sublessor of any appropriate receipts evidencing the deduction or withholding which has been made, or (in the absence of such receipts) provide a certification to the Sublessor of the deduction or withholding made.

         (iii) The Sublessor agrees to furnish to the Sublessee from time to time such duly executed and properly completed forms or certificates that are reasonably requested by the Sublessee in order to claim any reduction of or exemption from any withholding or other tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Sublessee pursuant to this Sublease, which reduction or exemption may be available to the Sublessor under Applicable Law. Without limiting the foregoing, the Sublessor shall, prior to the due date for the first rent payment due hereunder, deliver a duly completed U.S. Internal Revenue Service Form W-8BEN to the Sublessee (claiming complete exemption from U.S. withholding tax) with respect to payments made under this Sublease, and shall, from time to time deliver to the Sublessee such new or updated forms as are required to claim exemption from U.S. withholding tax with respect to payment made under this Sublease.

4.   BASE LEASE:

During the Term of this Sublease with respect to Equipment, Sublessee shall (a) maintain such Equipment on the same terms as those set forth in Section 12 of the Base Lease and (b) insure such Equipment in compliance with Section 14 of the Base Lease. In addition, if a termination of the leasing of any Equipment occurs under the Base Lease and Sublessor is required to return such Equipment to Lessor, Sublessee shall immediately redeliver such Equipment to Sublessor or, at Sublessor's direction, to Lessor, at such place in the country in which such Equipment is then located as Sublessor or Lessor, as the case may be, reasonably specifies, and will otherwise co-operate with Sublessor in returning such Equipment to Lessor in the condition in which such Equipment is required to be returned pursuant to the terms of the Base Lease. Notwithstanding the foregoing or any other provision of this Sublease or any Sublease Schedule, the Sublessor and Sublessee acknowledge and agree that the execution and delivery of this Sublease and Sublease Schedules shall not release the Sublessor from any of its obligations under the Base Lease or the Transaction Documents.

5.   SUBORDINATION:

Sublessor warrants that during the Term of this Sublease with respect to Equipment, so long as no event of default shall have occurred hereunder, Sublessor will not interrupt Sublessee's possession, use and operation of such Equipment. Nevertheless, Sublessee acknowledges that this Sublease and Sublessee's rights hereunder to the possession, use and enjoyment of the Equipment are subject and subordinate to all terms and provisions of the Base Lease, a copy of which has been provided to Sublessee, and to the rights of the Lessor and Lessor Risk Parties thereunder and under the other Transaction Documents; provided, however, that upon termination of the leasing of any Equipment under the Base Lease in circumstances where Sublessor is required to return such Equipment to Lessor, Lessor may terminate this Sublease with respect to such Equipment and the right of Sublessee to possess such Equipment.

6.   INDEMNIFICATION:

Sublessee agrees to indemnify, save and keep harmless Sublessor and its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses of whatsoever kind and nature, in contract or tort, howsoever arising from any cause whatsoever, including but not limited to, strict liability in tort, or otherwise arising out of (i) the selection, manufacture, acceptance or rejection of the Equipment under this Sublease, the delivery, lease, sublease, possession, maintenance, use, condition, return or operation of the Equipment (including, without limitation, latent or other defects, whether or not discoverable by Sublessor and any claim for patent, trademark or copyright infringement); or
(ii) the condition of the Equipment disposed of after use by Sublessee. Sublessee will, upon request of Sublessor, at its own expense, defend any and all actions based on or arising out of any of the foregoing.

7.   ASSIGNMENT, POSSESSION AND RETURN:

(a) Subject to paragraph (b) below, the Sublessee will not sublease, assign or otherwise transfer or relinquish possession of the Equipment and any such sublease, assignment or transfer will, without further act or instrument, be void and of no force or effect. Subject to clause 7(c), at the end of the Term for any Equipment, Sublessee shall, if required, and only if required, redeliver the Equipment to Sublessor in such place in the country in which such Equipment is then located as Sublessor shall reasonably specify in the condition Sublessee is required to maintain such Equipment as provided in this Sublease.

(b) The Sublessee may transfer all (but not some only) of its rights and obligations under this Sub-Lease to any member of Viatel, Inc.'s Group if the Lessee would have been entitled to enter into a Permitted Sub-Lease with such assignee under Clause 12.3 of the Base Lease, provided that, prior to such assignment becoming effective, the Sublessor shall notify the Lessor of the proposed transfer, shall give notice of the Sub-Lease Assignment to the transferee and shall procure an acknowledgement to such notice, in each case in the form required by the Sub-Lease Assignment, mutatis mutandis.

(c) Upon the expiration of the Term for any Equipment; the Sublessee, on not less than thirty (30) days prior written notice to the Sublessor, or such lesser period as the Sublessor may agree, shall be entitled to purchase such Equipment at a price of one hundred Euros (E100) (the "Option Price") in respect of each Sublease Schedule, so long as no default under Clause 8(a) of this Sub-Lease or Event of Default under Clause 16.1(a) of the Base Lease has occurred and is continuing and no other amount is outstanding under the Transaction Documents. Upon (i) payment of the Option Price at or following the expiration of the Term for such Equipment and (ii) the transfer to Sublessor of legal title to, and all rights and interests in and to, such Equipment, the Sublessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Sublessee.

The Sublessor shall transfer legal title to, and all of its rights and interest in and to, any Equipment as provided above "AS IS, WHERE IS", "WITH ALL FAULTS", AND WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED.

8.   DEFAULTS; REMEDIES:

Each of the following will constitute a default hereunder: (a) Sublessee fails to pay rent or any other amount when due under this Sublease or any Sublease Schedule; (b) Sublessee breaches any other term, provision, obligation or covenant of this Sublease which breach, if remediable, is not cured within 30 days after written notice thereof is given by the Sublessor to the Sublessee; and (c) a Sublessee Insolvency Event shall occur. Upon the occurrence of any default under this Sublease, Sublessor, at its option, may do any one or more of the following: (1) declare this Sublease and all of the Sublease Schedules in default upon notice to Sublessee; (2) proceed by appropriate court action or actions at law or in equity or in insolvency or bankruptcy as permitted under Applicable Law, including to enforce performance by Sublessee of the covenants and terms of this Sublease and/or to recover damages for the breach of this Sublease; (3) terminate this Sublease and all of the Sublease Schedules upon notice to Sublessee; and (4) whether or not this Sublease and the Sublease Schedules are terminated, and without notice to Sublessee, repossess the Equipment wherever found, with or without legal process, and for this purpose Sublessor and/or its agents may enter upon any premises of or under the control or jurisdiction of Sublessee or any agent of Sublessee without liability for suit, action or other proceeding by Sublessor (any damages occasioned by such repossession being herein expressly waived by Sublessee except for damages occasioned by the gross negligence or wilful misconduct of Sublessor or its agents) and remove the Equipment therefrom. The remedies provided in this
Section 8 in favour of Sublessor are not exclusive but will be cumulative and will be in addition to all other remedies in Sublessor's favour existing under Applicable Law, including at law, in equity or in bankruptcy.

9.   ASSIGNMENT OF SUBLEASE:

(a) Sublessee acknowledges receipt of a copy of the notice of Sub-Lease Assignment. Sublessee hereby agrees to execute and deliver to Lessor the Acknowledgement in the form attached as Part II of Schedule I to the Sub-Lease Assignment.

(b) Lessor may sell and/or assign the Equipment and/or Base Lease, all as provided for in the Base Lease, whereupon without further act or instrument (except for written notice to Sublessee of such sale or assignment and the name and address of the transferee is recorded in a registered maintained to show the ownership of the Lessor's interest under the Base Lease), and provided that the name and address of the transferee of the Lessor under the Base Lease is recorded in a register maintained by the Sublessee to show the ownership of the Lessor's interest under the Base Lease, such purchaser or assignee of the Equipment and the Base Lease shall assume the benefits of this Sublease and the Sub-Lease Assignment and the obligations of the Sublessee under the Acknowledgement.

(c) Notwithstanding any term or provision contained in this Sublease, the obligations of the Lessee under the Base Lease are and shall remain obligations of the Sublessor.

(d) In the event the Sublessor transfers, sells or assigns its interest in the Equipment or the Sublease or any interest thereunder, no such transfer, sale or assignment shall be effective, and payment hereunder shall continue to be payable to the Sublessor unless and until the Sublessor gives notice to the Sublessee in writing of such transfer, sale or assignment, and immediately upon receipt of such notice the Sublessee shall record such transfer, sale or assignment, and the name and address of the transferee, in a register maintained to show the ownership of the Sublessor's interest hereunder and in the Equipment.

10. NO OWNERSHIP INTEREST IN EQUIPMENT; REPOSSESSION OF EQUIPMENT:

In no event shall this Sublease be construed as a sale of the Equipment, and except as provided in clause 7(b), Sublessee shall acquire no ownership, title, property, right or interest in or with respect to the Equipment other than its leasehold interest hereunder. It is the express intention of the parties that if the leasing of the Equipment terminates in accordance with the terms of the Base Lease and Sublessor is required to return the Equipment to Lessor, if the Equipment is not so returned in accordance with the terms of the Base Lease, Lessor shall have the right to pursue all remedies under Applicable Law to cause the return of the Equipment, including, without limitation, the right to repossess the Equipment in accordance with Applicable Law and the Base Lease. Notwithstanding any other provision of this Sublease to the contrary, it is the express intention of the parties that for U.S. federal income tax purposes, the

Sublessee shall be treated as the owner of the Equipment and the Sublessor shall be treated as a lender.

11.  MISCELLANEOUS:

The terms of this Sublease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Sublessor and Sublessee. This Sublease and any instrument referred to herein together with the Sublease Schedules and all attachments and riders thereto signed by the parties or delivered in connection herewith shall be governed by the laws of England, constitute the entire agreement of the parties with respect to the subject matter hereof and will collectively constitute the Sublease with respect to the Equipment and supersede all negotiations and prior written or oral agreements of the parties with respect thereto. Any provision contained in this Sublease which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

12.  JURISDICTION:

FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS SUBLEASE AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

(a) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Sublease;

(b) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

(c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Sublease; and

(d) agrees that if the appointment of any person mentioned in paragraph (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Sublease; and agrees that a judgment or order of an English court in connection with this Sublease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Sublease in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED                          ___________________________________
 (Sublessor)                                           (Sublessee)

By:________________________________       By:___________________________________
     (Signature)  (Title)                              (Signature)   (Title)

      SUBLEASE SCHEDULE NO. __________ TO SUBLEASE DATED ___________, 2000

        THE EQUIPMENT IS LEASED TO SUBLESSOR (IDENTIFIED BELOW) UNDER THE
           MASTER LEASE PURCHASE AGREEMENT DATED _____________, 2000,
                  LEASE SCHEDULE(S) NO(S). ___________________



VIATEL U.K. LIMITED                    -----------------------------------------
(Sublessor)                                              (Sublessee)

PARNELL HOUSE, 25 WILTON ROAD          -----------------------------------------
-----------------------------          (Street)

LONDON SWIV 1LW, ENGLAND               -----------------------------------------
-----------------------------          (City, Postal Code, Country)


         The Sublease Agreement is incorporated herein by reference as if set forth at length and Sublessee and Sublessor confirm that the Sublease Agreement is subject and subordinate to the Master Lease Purchase Agreement and Lease Schedule(s) referenced above and otherwise confirm all the terms and provisions of the Sublease Agreement except as specifically set forth herein to the contrary.

A.       EQUIPMENT

         This Sublease Schedule covers certain Equipment described more fully in Attachment 1 attached hereto and made a part hereof.

B.       DEFINITIONS AND MEANINGS OF CERTAIN TERMS

         1.       Commencement Date: ________________________________.

         2. Term of Sublease: _____________ days followed by a basic term [Redacted] and ending on

         3.       Sublease Monthly Rent: __________________________________,
                  plus VAT, if any.

         4        Additional Provisions:


                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

C.       RENT PAYMENTS

All rent and all other payments under the Sublease Agreement are to be made to Sublessor to the following account:

Except as expressly modified hereby, all terms and provisions of the Sublease Agreement remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Sublease Schedule as of the Commencement Date.

VIATEL U.K. LIMITED                       -----------------------------------
                 (Sublessor)                          (Sublessee)

By:
   -----------------------------------    -----------------------------------

--------------------------------------    -----------------------------------
(Title)                         (Date)    (Title)                (Date)

                                    PART III

                            [FOR [Redacted] SUB-LESSEE]


THIS SUBLEASE AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Sublease") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").

WHEREAS, the Sublessee wishes to lease from the Sublessor, and the Sublessor is willing to lease to the Sublessee the equipment specified in the sublease schedules in the form of Exhibit A hereto (each a "Sublease Schedule" and collectively the "Sublease Schedules") executed and delivered by Sublessor and Sublessee from time to time after the execution and delivery of this Sublease (collectively the "Equipment").

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease);

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   SUBLEASE:

(a) The Sublessor agrees to sublease and the Sublessee agrees to take on sublease the Equipment on and subject to the terms of this Sublease.

(b) The Equipment is subject and subordinate to the Base Lease under and pursuant to which Sublessor has acquired no present right, title, or interest in or to any of the Equipment other than a leasehold estate.

(c) This Sublease shall be confirmed and effective as to items of Equipment only upon: (i) due execution of the Base Lease and the commencement of the leasing of the Equipment under the Base Lease; (ii) due execution by Sublessor and Sublessee of a Sublease Schedule covering such Equipment; (iii) due execution and delivery by Sublessor and acceptance by Lessor of a Sublease Assignment covering such Sublease Schedule, and service of a notice of such assignment on the Sublessee and receipt by the Lessor of a signed acknowledgement by the Sublessee of such notice; and (iv) such other documents as Sublessor may reasonably require. Upon satisfaction of (i) to (iv) above, the Equipment described therein shall be deemed to have been delivered to and accepted by Sublessee for sublease under this Sublease.

2.   TERM:

The term of this Sublease for Equipment will commence on the day specified in the Sublease Schedule covering such Equipment as the "Commencement Date" and will continue for the period specified as the "Term" in such Sublease Schedule, as the same may be extended pursuant to the provisions of such Sublease Schedule relating to renewal, if any, but subject always to the Base Lease. The term of this Sublease (including all extensions hereto) for Equipment will not in any event extend beyond the Initial Term of the relevant Lease Schedule under the Base Lease.

3.  RENT:

(a) Sublessee agrees to pay rent for Equipment during the Term for such Equipment on the due dates and in the amount set forth in the Sublease Schedule covering such Equipment. If any payment hereunder falls due on a date which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day.

(b)      (i)   All  payments  made by the  Sublessee  under  this  Sublease  are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Sublessor, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question.

         (ii) In respect of each item of Equipment, subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question, the Sublessee shall pay to the Sublessor on or before the fifth (5th) Business Day preceding the date on which the relevant VAT is due to be accounted for by the Sublessor to the applicable taxing authority an amount equal to the amount of VAT for which the then Sublessor is obliged to account to the applicable taxing authority in respect of the supply under this Sublease and the relevant Sublease Schedule of such item of Equipment.

         (iii) If, in respect of any item of Equipment, the Sublessor determines that the consideration for the supply thereof under this Sublease and the relevant Sublease Schedule is increased or decreased, then:

               (A) if the consideration for the supply is increased, the Sublessee shall pay to the Sublessor on demand (or, if later five (5) Business Days before the same is due to be accounted for by the Sublessor to the applicable taxing authority) an amount equal to the amount of additional VAT for which the Sublessor is obligated to account to the applicable taxing authority; and

               (B) if the consideration for the supply is decreased, the Sublessor shall issue a credit note to the Sublessee in an amount equal to the credit which the Sublessor claims from the applicable taxing authority in respect of the reduction in consideration, and that amount shall be deducted from the next payment of rent due from the Sublessee in respect of the relevant item of Equipment or shall be reimbursed to the Sublessee within two (2) Business Days of demand by the Sublessee if there is no further payment of rent due or to the extent that the next such payment is less than the amount in question.

         (iv) Any payment of other consideration to be made or furnished by the Sublessor to the Sublessee pursuant to or in connection with this Sublease or any transaction or document contemplated herein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of the taxable supply in question on the basis that the relevant payment or consideration is stated on an exclusive of VAT basis.

         (v) If and to the extent that the Sublessor (or any company which is treated as a member of the same group as the Sublessor for VAT purposes) bears VAT which is Irrecoverable VAT then the Sublessee shall on or within five (5) Business Days of demand indemnify and keep indemnified the Sublessor upon demand against such Irrecoverable VAT such indemnity being in an amount equal to the after-Tax cost to the Sublessor of such Irrecoverable VAT together with interest thereon at the rate of LIBOR calculated on a seven day basis and compounded quarterly from the date upon which the Sublessor made payment of the amount of such Irrecoverable VAT to but excluding the date of payment of the amount of the indemnity.

(c)      (i)   All payments due to or by the Sublessor under this Sublease shall be calculated and made free and clear of and without deduction for, or on account of, any present or future Taxes or other charges of whatsoever nature, now or hereafter imposed by any taxing or Governmental Authority whatsoever unless such deduction or withholding is required by law.

         (ii) If such deduction or withholding is required by any law, regulation or regulatory requirement the Sublessee shall:

               (A) if the payment is to be made by the Sublessee, ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

               (B) pay, or procure the payment of, the full amount deducted or withheld to the relevant authority in accordance with the Applicable Law;

               (C)  (1)  if the deduction or withholding is so required due to a
                         Change in Law and if the payment is to be made by the Sublessee, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Sublessor after the deduction or withholding shall be equal to the amount which the Sublessor would have been entitled to receive in the absence of any requirement to make a deduction or withholding; or

                    (2) if the deduction or withholding is so required due to a Change in Law and if the payment is to be made by any person other that the Sublessee, procure the payment or pay directly to the Sublessor such sum (a "Compensating Sum") as will, after taking into account any deduction or withholding which is required to be made in respect of the Compensating Sum, result in the Sublessor receiving, or, as the case may be, paying, on the due date for payment, a net sum equal to the sum which the Sublessor would have received or, as the case may be, paid in the absence of any obligation to make a deduction or withholding; and

               (D) promptly deliver or procure the delivery to the Sublessor of any appropriate receipts evidencing the deduction or withholding which has been made, or (in the absence of such


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

                    receipts) provide a certification to the Sublessor of the deduction or withholding made.

         (iii) The Sublessor agrees to furnish to the Sublessee from time to time such duly executed and properly completed forms or certificates that are reasonably requested by the Sublessee in order to claim any reduction of or exemption from any withholding or other tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Sublessee pursuant to this Sublease, which reduction or exemption may be available to the Sublessor under Applicable Law.

4.   BASE LEASE:

During the Term of this Sublease with respect to Equipment, Sublessee shall (a) maintain such Equipment on the same terms as those set forth in Section 12 of the Base Lease and (b) insure such Equipment in compliance with Section 14 of the Base Lease. In addition, if a termination of the leasing of any Equipment occurs under the Base Lease and Sublessor is required to return such Equipment to Lessor, Sublessee shall immediately redeliver such Equipment to Sublessor or, at Sublessor's direction, to Lessor, at such place in the country in which such Equipment is then located as Sublessor or Lessor, as the case may be, reasonably specifies, and will otherwise co-operate with Sublessor in returning such Equipment to Lessor in the condition in which such Equipment is required to be returned pursuant to the terms of the Base Lease. Notwithstanding the foregoing or any other provision of this Sublease or any Sublease Schedule, the Sublessor and Sublessee acknowledge and agree that the execution and delivery of this Sublease and Sublease Schedules shall not release the Sublessor from any of its obligations under the Base Lease or the Transaction Documents.

5.   SUBORDINATION:

Sublessor warrants that during the Term of this Sublease with respect to Equipment, so long as no event of default shall have occurred hereunder, Sublessor will not interrupt Sublessee's possession, use and operation of such Equipment. Nevertheless, Sublessee acknowledges that this Sublease and Sublessee's rights hereunder to the possession, use and enjoyment of the Equipment are subject and subordinate to all terms and provisions of the Base Lease, a copy of which has been provided to Sublessee, and to the rights of the Lessor and Lessor Risk Parties thereunder and under the other Transaction Documents; provided, however, that upon termination of the leasing of any Equipment under the Base Lease in circumstances where Sublessor is required to return such Equipment to Lessor, Lessor may terminate this Sublease with respect to such Equipment and the right of Sublessee to possess such Equipment.

6.   INDEMNIFICATION:

Sublessee agrees to indemnify, save and keep harmless Sublessor and its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses of whatsoever kind and nature, in contract or tort, howsoever arising from any cause whatsoever, including but not limited to, strict liability in tort, or otherwise arising out of (i) the selection, manufacture, acceptance or rejection of the Equipment under this Sublease, the delivery, lease, sublease, possession, maintenance, use, condition, return or operation of the Equipment (including, without limitation, latent or other defects, whether or not discoverable by Sublessor and any claim for patent, trademark or copyright infringement); or
(ii) the condition of the Equipment disposed of after use by Sublessee. Sublessee will, upon request of Sublessor, at its own expense, defend any and all actions based on or arising out of any of the foregoing.

7.   ASSIGNMENT, POSSESSION AND RETURN:

(a) Subject to paragraph (b) below, the Sublessee will not sublease, assign or otherwise transfer or relinquish possession of the Equipment and any such sublease, assignment or transfer will, without further act or instrument, be void and of no force or effect. At the end of the Term for any Equipment, Sublessee shall, if required, and only if required, redeliver the Equipment to Sublessor in such place in the country in which such Equipment is then located as Sublessor shall reasonably specify in the condition Sublessee is required to maintain such Equipment as provided in this Sublease.

(b) The Sublessee may transfer all (but not some only) of its rights and obligations under this Sub-Lease to any member of Viatel, Inc.'s Group if the Lessee would have been entitled to enter into a Permitted Sub-Lease with such assignee under Clause 12.3 of the Base Lease, provided that, prior to such assignment becoming effective, the SubLessor shall notify the Lessor of the proposed transfer, shall give notice of the Sub-Lease Assignment to the transferee and shall procure an acknowledgement to such notice, in each case in the form required by the Sub-Lease Assignment, mutatis mutandis.

8.   DEFAULTS; REMEDIES:

Each of the following will constitute a default hereunder: (a) Sublessee fails to pay rent or any other amount when due under this Sublease or any Sublease Schedule; (b) Sublessee breaches any other term, provision, obligation or covenant of this Sublease which breach, if remediable, is not cured within 30 days after written notice thereof is given by the Sublessor to the Sublessee; and (c) a Sublessee Insolvency Event shall occur. Upon the occurrence of any default under this Sublease, Sublessor, at its option, may do any one or more of the following: (1) declare this Sublease and all of the Sublease Schedules in default upon notice to Sublessee; (2) proceed by appropriate court action or actions at law or in equity or in insolvency or bankruptcy as permitted under Applicable Law, including to enforce performance by Sublessee of the covenants and terms of this Sublease and/or to recover damages for the breach of this Sublease; (3) terminate this Sublease and all of the Sublease Schedules upon notice to Sublessee; and (4) whether or not this Sublease and the Sublease Schedules are terminated, and without notice to Sublessee, repossess the Equipment wherever found, with or without legal process, and for this purpose Sublessor and/or its agents may enter upon any premises of or under the control or jurisdiction of Sublessee or any agent of Sublessee without liability for suit, action or other proceeding by Sublessor (any damages occasioned by such repossession being herein expressly waived by Sublessee except for damages occasioned by the gross negligence or wilful misconduct of Sublessor or its agents) and remove the Equipment therefrom. The remedies provided in this
Section 8 in favour of Sublessor are not exclusive but will be cumulative and will be in addition to all other remedies in Sublessor's favour existing under Applicable Law, including at law, in equity or in bankruptcy.

9.   ASSIGNMENT OF SUBLEASE:

(a) Sublessee acknowledges receipt of a copy of the notice of Sub-Lease Assignment. Sublessee hereby agrees to execute and deliver to Lessor the Acknowledgement in the form attached as Part II of Schedule I to the Sub-Lease Assignment.

(b) Lessor may sell and/or assign the Equipment and/or Base Lease, all as provided for in the Base Lease, whereupon without further act or instrument (except for written notice to Sublessee of such sale or assignment), such purchaser or assignee of the Equipment and the Base Lease shall assume the benefits of this Sublease and the Sub-Lease Assignment and the obligations of the Sublessee under the Acknowledgement.

(c) Notwithstanding any term or provision contained in this Sublease, the obligations of the Lessee under the Base Lease are and shall remain obligations of the Sublessor.

10.  NO OWNERSHIP INTEREST IN EQUIPMENT; REPOSSESSION OF EQUIPMENT:

In no event shall this Sublease be construed as a sale of the Equipment, Sublessee shall acquire no ownership, title, property, right or interest in or with respect to the Equipment other than its leasehold interest hereunder. It is the express intention of the parties that if the leasing of the Equipment terminates in accordance with the terms of the Base Lease and Sublessor is required to return the Equipment to Lessor, if the Equipment is not so returned in accordance with the terms of the Base Lease, Lessor shall have the right to pursue all remedies under Applicable Law to cause the return of the Equipment, including, without limitation, the right to repossess the Equipment in accordance with Applicable Law and the Base Lease.

11.  MISCELLANEOUS:

The terms of this Sublease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Sublessor and Sublessee. This Sublease and any instrument referred to herein together with the Sublease Schedules and all attachments and riders thereto signed by the parties or delivered in connection herewith shall be governed by the laws of England, constitute the entire agreement of the parties with respect to the subject matter hereof and will collectively constitute the Sublease with respect to the Equipment and supersede all negotiations and prior written or oral agreements of the parties with respect thereto. Any provision contained in this Sublease which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

12.  JURISDICTION:

FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS SUBLEASE AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

(a) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Sublease;

(b) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

(c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Sublease; and

(d) agrees that if the appointment of any person mentioned in paragraph (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Sublease; and agrees that a judgment or order of an English court in connection with this

Sublease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Sublease in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED
                                            -----------------------------------
 (Sublessor)                                     (Sublessee)


By:                                         By:
   ------------------------------------        --------------------------------
     (Signature)  (Title)                          (Signature)   (Title)

      SUBLEASE SCHEDULE NO. __________ TO SUBLEASE DATED ___________, 2000

             THE EQUIPMENT IS LEASED TO SUBLESSOR (IDENTIFIED BELOW)
      UNDER THE MASTER LEASE PURCHASE AGREEMENT DATED _____________, 2000,
                  LEASE SCHEDULE(S) NO(S). ___________________


VIATEL U.K. LIMITED
(Sublessor)                                         (Sublessee)

PARNELL HOUSE, 25 WILTON ROAD     ______________________________________________
                                    (Street)

LONDON SWIV 1LW, ENGLAND          ______________________________________________
                                  (City, Postal Code, Country)


The Sublease Agreement is incorporated herein by reference as if set forth at length and Sublessee and Sublessor confirm that the Sublease Agreement is subject and subordinate to the Master Lease Purchase Agreement and Lease Schedule(s) referenced above and otherwise confirm all the terms and provisions of the Sublease Agreement except as specifically set forth herein to the contrary.

A.       EQUIPMENT

This Sublease Schedule covers certain Equipment described more fully in Attachment 1 attached hereto and made a part hereof.


B.       DEFINITIONS AND MEANINGS OF CERTAIN TERMS

1.       Commencement Date: ________________________________.

2. Term of Sublease: _____________ days followed by a basic term of [Redacted] months, and ending on

3.       Sublease Monthly Rent: __________________________________, plus VAT, if any.

4.        Additional Provisions:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

C.       RENT PAYMENTS

All rent and all other payments under the Sublease Agreement are to be made to Sublessor to the following account:

Except as expressly modified hereby, all terms and provisions of the Sublease Agreement remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Sublease Schedule as of the Commencement Date.

VIATEL U.K. LIMITED                       _____________________________________
               (Sublessor)                              (Sublessee)

By:___________________________________    _____________________________________

--------------------------------------    -------------------------------------
(Title)               (Date)              (Title)              (Date)

                                  PART III (A)

    FORM OF AGREEMENT FOR ENTRY INTO BETWEEN LESSOR AND [Redacted] SUB-LESSEE



THIS AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Agreement") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").

WHEREAS, pursuant to the terms of a Sublease dated on or about the date of this Agreement (the "Sub-Lease") the Sublessee has leased from the Sublessor the equipment specified in the Sub-Lease;

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease); and

WHEREAS, the Sublessor and the Sublessee wish to provide the terms of which the equipment may become the property of the Sublessee.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   ASSIGNMENT, POSSESSION AND RETURN:

Upon the expiration of the Term for any Equipment; the Sublessee, on not less than thirty (30) days prior written notice to the Sublessor, or such lesser period as the Sublessor may agree, shall be entitled to purchase such Equipment at a price of one hundred Euros (E100) (the "Option Price") in respect of each Sublease Schedule, so long as no default under Clause 8(a) of the Sub-Lease or Event of Default under Clause 16.1(a) of the Base Lease has occurred and is continuing and no other amount is outstanding under the Transaction Documents. Upon (i) payment of the Option Price at or following the expiration of the Term for such Equipment and (ii) the transfer to Sublessor of legal title to, and all rights and interests in and to, such Equipment, the Sublessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Sublessee.

The Sublessor shall transfer legal title to, and all of its rights and interest in and to, any Equipment as provided above "AS IS, WHERE IS", "WITH ALL FAULTS", AND WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED.

2.  GOVERNING LAW AND JURISDICTION:

(a) This Agreement shall be governed by the laws of England, constitute the entire agreement and the parties with respect to the subject matter hereof. Any provision of this Agreement which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

(b) FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS AGREEMENT AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

     (i) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Agreement;

     (ii) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

     (iii) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Agreement; and

     (iv)  agrees that if the  appointment of any person  mentioned in paragraph
           (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen
           (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Agreement in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED               _____________________________________________
 (Sublessor)                                  (Sublessee)


By:__________________________     By:__________________________________________
     (Signature)  (Title)                         (Signature)   (Title)

                                     PART IV

                           [FOR [Redacted] SUB-LESSEE]


THIS SUBLEASE AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Sublease") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").

WHEREAS, the Sublessee wishes to lease from the Sublessor, and the Sublessor is willing to lease to the Sublessee the equipment specified in the sublease schedules in the form of Exhibit A hereto (each a "Sublease Schedule" and collectively the "Sublease Schedules") executed and delivered by Sublessor and Sublessee from time to time after the execution and delivery of this Sublease (collectively the "Equipment").

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease);

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   SUBLEASE:

(a) The Sublessor agrees to sublease and the Sublessee agrees to take on sublease the Equipment on and subject to the terms of this Sublease.

(b) The Equipment is subject and subordinate to the Base Lease under and pursuant to which Sublessor has acquired no present right, title, or interest in or to any of the Equipment other than a leasehold estate.

(c) This Sublease shall be confirmed and effective as to items of Equipment only upon: (i) due execution of the Base Lease and the commencement of the leasing of the Equipment under the Base Lease; (ii) due execution by Sublessor and Sublessee of a Sublease Schedule covering such Equipment; (iii) due execution and delivery by Sublessor and acceptance by Lessor of a Sublease Assignment covering such Sublease Schedule, and service of a notice of such assignment on the Sublessee and receipt by the Lessor of a signed acknowledgement by the Sublessee of such notice; and (iv) such other documents as Sublessor may reasonably require. Upon satisfaction of (i) to (iv) above, the Equipment described therein shall be deemed to have been delivered to and accepted by Sublessee for sublease under this Sublease.

2.   TERM:

The term of this Sublease for Equipment will commence on the day specified in the Sublease Schedule covering such Equipment as the "Commencement Date" and will continue for the period specified as the "Term" in such Sublease Schedule, as the same may be extended pursuant to the provisions of such Sublease Schedule relating to renewal, if any, but subject always to the Base Lease. The term of this Sublease (including all extensions hereto) for Equipment will not in any event extend beyond the Initial Term of the relevant Lease Schedule under the Base Lease.

3.  RENT:

(a) Sublessee agrees to pay rent for Equipment during the Term for such Equipment on the due dates and in the amount set forth in the Sublease Schedule covering such Equipment. If any payment hereunder falls due on a date which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day.

(b)      (i)   All  payments  made by the  Sublessee  under  this  Sublease  are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Sublessor, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question.

         (ii) In respect of each item of Equipment, subject to the production by the Sublessor of a valid VAT invoice (where applicable) in respect of the VAT in question, the Sublessee shall pay to the Sublessor on or before the fifth (5th) Business Day preceding the date on which the relevant VAT is due to be accounted for by the Sublessor to the applicable taxing authority an amount equal to the amount of VAT for which the then Sublessor is obliged to account to the applicable taxing authority in respect of the supply under this Sublease and the relevant Sublease Schedule of such item of Equipment.

         (iii) If, in respect of any item of Equipment, the Sublessor determines that the consideration for the supply thereof under this Sublease and the relevant Sublease Schedule is increased or decreased, then:

               (A) if the consideration for the supply is increased, the Sublessee shall pay to the Sublessor on demand (or, if later five (5) Business Days before the same is due to be accounted for by the Sublessor to the applicable taxing authority) an amount equal to the amount of additional VAT for which the Sublessor is obligated to account to the applicable taxing authority; and

               (B) if the consideration for the supply is decreased, the Sublessor shall issue a credit note to the Sublessee in an amount equal to the credit which the Sublessor claims from the applicable taxing authority in respect of the reduction in consideration, and that amount shall be deducted from the next payment of rent due from the Sublessee in respect of the relevant item of Equipment or shall be reimbursed to the Sublessee within two (2) Business Days of demand by the Sublessee if there is no further payment of rent due or to the extent that the next such payment is less than the amount in question.

         (iv) Any payment of other consideration to be made or furnished by the Sublessor to the Sublessee pursuant to or in connection with this Sublease or any transaction or document contemplated herein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of the taxable supply in question on the basis that the relevant payment or consideration is stated on an exclusive of VAT basis.

         (v) If and to the extent that the Sublessor (or any company which is treated as a member of the same group as the Sublessor for VAT purposes) bears VAT which is Irrecoverable VAT then the Sublessee shall on or within five (5) Business Days of demand indemnify and keep indemnified the Sublessor upon demand against such Irrecoverable VAT such indemnity being in an amount equal to the after-Tax cost to the Sublessor of such Irrecoverable VAT together with interest thereon at the rate of LIBOR calculated on a seven day basis and compounded quarterly from the date upon which the Sublessor made payment of the amount of such Irrecoverable VAT to but excluding the date of payment of the amount of the indemnity.

(c)      (i)   All payments due to or by the Sublessor under this Sublease shall be calculated and made free and clear of and without deduction for, or on account of, any present or future Taxes or other charges of whatsoever nature, now or hereafter imposed by any taxing or Governmental Authority whatsoever unless such deduction or withholding is required by law.

         (ii) If such deduction or withholding is required by any law, regulation or regulatory requirement the Sublessee shall:

               (A) if the payment is to be made by the Sublessee, ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

               (B) pay, or procure the payment of, the full amount deducted or withheld to the relevant authority in accordance with the Applicable Law;

               (C)  (1)  if the deduction or withholding is so required due to a
                         Change in Law and if the payment is to be made by the Sublessee, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Sublessor after the deduction or withholding shall be equal to the amount which the Sublessor would have been entitled to receive in the absence of any requirement to make a deduction or withholding; or

                    (2) if the deduction or withholding is so required due to a Change in Law and if the payment is to be made by any person other that the Sublessee, procure the payment or pay directly to the Sublessor such sum (a "Compensating Sum") as will, after taking into account any deduction or withholding which is required to be made in respect of the Compensating Sum, result in the Sublessor receiving, or, as the case may be, paying, on the due date for payment, a net sum equal to the sum which the Sublessor would have received or, as the case may be, paid in the absence of any obligation to make a deduction or withholding; and

               (D) promptly deliver or procure the delivery to the Sublessor of any appropriate receipts evidencing the deduction or withholding which has been made, or (in the absence of such receipts) provide a certification to the Sublessor of the deduction or withholding made.

         (iii) The Sublessor agrees to furnish to the Sublessee from time to time such duly executed and properly completed forms or certificates that are reasonably requested by the Sublessee in order to claim any reduction of or exemption from any withholding or other tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Sublessee pursuant to this Sublease, which reduction or exemption may be available to the Sublessor under Applicable Law.

4.   BASE LEASE:

During the Term of this Sublease with respect to Equipment, Sublessee shall (a) maintain such Equipment on the same terms as those set forth in Section 12 of the Base Lease and (b) insure such Equipment in compliance with Section 14 of the Base Lease. In addition, if a termination of the leasing of any Equipment occurs under the Base Lease and Sublessor is required to return such Equipment to Lessor, Sublessee shall immediately redeliver such Equipment to Sublessor or, at Sublessor's direction, to Lessor, at such place in the country in which such Equipment is then located as Sublessor or Lessor, as the case may be, reasonably specifies, and will otherwise co-operate with Sublessor in returning such Equipment to Lessor in the condition in which such Equipment is required to be returned pursuant to the terms of the Base Lease. Notwithstanding the foregoing or any other provision of this Sublease or any Sublease Schedule, the Sublessor and Sublessee acknowledge and agree that the execution and delivery of this Sublease and Sublease Schedules shall not release the Sublessor from any of its obligations under the Base Lease or the Transaction Documents.

5.   SUBORDINATION:

Sublessor warrants that during the Term of this Sublease with respect to Equipment, so long as no event of default shall have occurred hereunder, Sublessor will not interrupt Sublessee's possession, use and operation of such Equipment. Nevertheless, Sublessee acknowledges that this Sublease and Sublessee's rights hereunder to the possession, use and enjoyment of the Equipment are subject and subordinate to all terms and provisions of the Base Lease, a copy of which has been provided to Sublessee, and to the rights of the Lessor and Lessor Risk Parties thereunder and under the other Transaction Documents; provided, however, that upon termination of the leasing of any Equipment under the Base Lease in circumstances where Sublessor is required to return such Equipment to Lessor, Lessor may terminate this Sublease with respect to such Equipment and the right of Sublessee to possess such Equipment.

6.   INDEMNIFICATION:

Sublessee agrees to indemnify, save and keep harmless Sublessor and its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses of whatsoever kind and nature, in contract or tort, howsoever arising from any cause whatsoever, including but not limited to, strict liability in tort, or otherwise arising out of (i) the selection, manufacture, acceptance or rejection of the Equipment under this Sublease, the delivery, lease, sublease, possession, maintenance, use, condition, return or operation of the Equipment (including, without limitation, latent or other defects, whether or not discoverable by Sublessor and any claim for patent, trademark or copyright infringement); or
(ii) the condition of the Equipment disposed of after use by Sublessee. Sublessee will, upon request of Sublessor, at its own expense, defend any and all actions based on or arising out of any of the foregoing.

7.   ASSIGNMENT, POSSESSION AND RETURN:

(a) Subject to paragraph (b) below, the Sublessee will not sublease, assign or otherwise transfer or relinquish possession of the Equipment and any such sublease, assignment or transfer will, without further act or instrument, be void and of no force or effect. At the end of the Term for any Equipment, Sublessee shall, if required, and only if required, redeliver the Equipment to Sublessor in such place in the country in which such Equipment is then located as Sublessor shall reasonably specify in the condition Sublessee is required to maintain such Equipment as provided in this Sublease.

(b) The Sublessee may transfer all (but not some only) of its rights and obligations under this Sub-Lease to any member of Viatel, Inc.'s Group if the Lessee would have been entitled to enter into a Permitted Sub-Lease with such assignee under Clause 12.3 of the Base Lease, provided that, prior to such assignment becoming effective, the SubLessor shall notify the Lessor of the proposed transfer, shall give notice of the Sub-Lease Assignment to the transferee and shall procure an acknowledgement to such notice, in each case in the form required by the Sub-Lease Assignment, mutatis mutandis.

8.   DEFAULTS; REMEDIES:

Each of the following will constitute a default hereunder: (a) Sublessee fails to pay rent or any other amount when due under this Sublease or any Sublease Schedule; (b) Sublessee breaches any other term, provision, obligation or covenant of this Sublease which breach, if remediable, is not cured within 30 days after written notice thereof is given by the Sublessor to the Sublessee; and (c) a Sublessee Insolvency Event shall occur. Upon the occurrence of any default under this Sublease, Sublessor, at its option, may do any one or more of the following: (1) declare this Sublease and all of the Sublease Schedules in default upon notice to Sublessee; (2) proceed by appropriate court action or actions at law or in equity or in insolvency or bankruptcy as permitted under Applicable Law, including to enforce performance by Sublessee of the covenants and terms of this Sublease and/or to recover damages for the breach of this Sublease; (3) terminate this Sublease and all of the Sublease Schedules upon notice to Sublessee; and (4) whether or not this Sublease and the Sublease Schedules are terminated, and without notice to Sublessee, repossess the Equipment wherever found, with or without legal process, and for this purpose Sublessor and/or its agents may enter upon any premises of or under the control or jurisdiction of Sublessee or any agent of Sublessee without liability for suit, action or other proceeding by Sublessor (any damages occasioned by such repossession being herein expressly waived by Sublessee except for damages occasioned by the gross negligence or wilful misconduct of Sublessor or its agents) and remove the Equipment therefrom. The remedies provided in this
Section 8 in favour of Sublessor are not exclusive but will be cumulative and will be in addition to all other remedies in Sublessor's favour existing under Applicable Law, including at law, in equity or in bankruptcy.

9.   ASSIGNMENT OF SUBLEASE:

(a) Sublessee acknowledges receipt of a copy of the notice of Sub-Lease Assignment. Sublessee hereby agrees to execute and deliver to Lessor the Acknowledgement in the form attached as Part II of Schedule I to the Sub-Lease Assignment.

(b) Lessor may sell and/or assign the Equipment and/or Base Lease, all as provided for in the Base Lease, whereupon without further act or instrument (except for written notice to Sublessee of such sale or assignment), such purchaser or assignee of the Equipment and the Base Lease shall assume the benefits of this Sublease and the Sub-Lease Assignment and the obligations of the Sublessee under the Acknowledgement.

(c) Notwithstanding any term or provision contained in this Sublease, the obligations of the Lessee under the Base Lease are and shall remain obligations of the Sublessor.

10. NO OWNERSHIP INTEREST IN EQUIPMENT; REPOSSESSION OF EQUIPMENT:

In no event shall this Sublease be construed as a sale of the Equipment, Sublessee shall acquire no ownership, title, property, right or interest in or with respect to the Equipment other than its leasehold interest hereunder. It is the express intention of the parties that if the leasing of the Equipment terminates in accordance with the terms of the Base Lease and Sublessor is required to return the Equipment to Lessor, if the Equipment is not so returned in accordance with the terms of the Base Lease, Lessor shall have the right to pursue all remedies under Applicable Law to cause the return of the Equipment, including, without limitation, the right to repossess the Equipment in accordance with Applicable Law and the Base Lease.

11.  MISCELLANEOUS:

The terms of this Sublease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Sublessor and Sublessee. This Sublease and any instrument referred to herein together with the Sublease Schedules and all attachments and riders thereto signed by the parties or delivered in connection herewith shall be governed by the laws of England, constitute the entire agreement of the parties with respect to the subject matter hereof and will collectively constitute the Sublease with respect to the Equipment and supersede all negotiations and prior written or oral agreements of the parties with respect thereto. Any provision contained in this Sublease which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

12.  JURISDICTION:

FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS SUBLEASE AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

(a) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Sublease;

(b) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

(c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Sublease; and

(d) agrees that if the appointment of any person mentioned in paragraph (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Sublease; and agrees that a judgment or order of an English court in connection with this

Sublease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Sublease in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED                  ___________________________________________
 (Sublessor)                                      (Sublessee)


By:____________________________      By:________________________________________
     (Signature)  (Title)                             (Signature)   (Title)

      SUBLEASE SCHEDULE NO. __________ TO SUBLEASE DATED ___________, 2000

             THE EQUIPMENT IS LEASED TO SUBLESSOR (IDENTIFIED BELOW)
      UNDER THE MASTER LEASE PURCHASE AGREEMENT DATED _____________, 2000,
                  LEASE SCHEDULE(S) NO(S). ___________________



VIATEL U.K. LIMITED
(Sublessor)                                           (Sublessee)

PARNELL HOUSE, 25 WILTON ROAD
-----------------------------          ----------------------------------------
                                       (Street)

LONDON SWIV 1LW, ENGLAND
-----------------------------          ----------------------------------------
                                            (City, Postal Code, Country)


The Sublease Agreement is incorporated herein by reference as if set forth at length and Sublessee and Sublessor confirm that the Sublease Agreement is subject and subordinate to the Master Lease Purchase Agreement and Lease Schedule(s) referenced above and otherwise confirm all the terms and provisions of the Sublease Agreement except as specifically set forth herein to the contrary.

A.       EQUIPMENT

This Sublease Schedule covers certain Equipment described more fully in Attachment 1 attached hereto and made a part hereof.

B.       DEFINITIONS AND MEANINGS OF CERTAIN TERMS

1.       Commencement Date: ________________________________.

2. Term of Sublease: _____________ days followed by a basic term of [Redacted] months, and ending on

3.       Sublease Monthly Rent: __________________________________, plus VAT, if any.

4        Additional Provisions:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

C.       RENT PAYMENTS

All rent and all other payments under the Sublease Agreement are to be made to Sublessor to the following account:

Except as expressly modified hereby, all terms and provisions of the Sublease Agreement remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Sublease Schedule as of the Commencement Date.

VIATEL U.K. LIMITED                           _________________________________
                         (Sublessor)                          (Sublessee)

By: __________________________________        _________________________________

--------------------------------------        ---------------------------------
(Title)                         (Date)        (Title)                  (Date)

                                   PART IV(A)

    FORM OF AGREEMENT FOR ENTRY INTO BETWEEN LESSOR AND [Redacted] SUB-LESSEE

THIS AGREEMENT dated as of this _____ day of ____________, 2000 (hereinafter referred to as this "Agreement") is executed by and between VIATEL U.K. LIMITED (Registered No. 2968371), a company organized and existing under English law, with its mailing address and chief place of business at Parnell House, 25 Wilton Road, London SW1V 1LW, England (hereinafter referred to as "Sublessor") and [Viatel Sub] a company incorporated under the laws of ____________, with its mailing address and chief place of business at
_______________________________________________   (hereinafter  referred  to  as
"Sublessee").

WHEREAS, pursuant to the terms of a Sub-Lease dated on or about the date of this Agreement (the "SUB-LEASE") the Sublessee has leased from the Sublessor the equipment specified in the Sub-Lease;

WHEREAS, the Sublessor is leasing the equipment as lessee pursuant to the Master Lease Purchase Agreement, dated ____, 2000 (the "Base Lease"), between Dresdner Kleinwort Benson Finance Limited (in its capacity as security trustee for and on behalf of itself and each of the Lessor Risk Parties (together with its successors, permitted assigns and permitted transferees, the "Lessor") and Sublessor (unless otherwise indicated, capitalized terms used herein have the meanings given to such terms in the Base Lease); and

WHEREAS, the Sublessor and the Sublessee wish to provide the terms of which the equipment may become the property of the Sublessee.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   ASSIGNMENT, POSSESSION AND RETURN:

Upon the expiration of the Term for any Equipment so long as no default under Clause 8(a) of the Sub-Lease or Event of Default under Clause 16.1(a) of the Base Lease has occurred and is continuing and no other amount is outstanding under the Transaction Documents then immediately upon the transfer to Sublessor of legal title to, and all rights and interests in and to, such Equipment, the Sublessor shall transfer legal title to, and all of its rights and interests in and to, such Equipment to the Sublessee.

The Sublessor shall transfer legal title to, and all of its rights and interest in and to, any Equipment as provided above "AS IS, WHERE IS", "WITH ALL FAULTS", AND WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED.

2.  GOVERNING LAW AND JURISDICTION:

    (a) This Agreement shall be governed by the laws of England, constitute the entire agreement and the parties with respect to the subject matter hereof. Any provision of this Agreement which may be invalid under applicable law or any government rule or regulation will be deemed omitted, modified or altered to conform thereto.

    (b) FOR THE BENEFIT OF THE SUBLESSOR AND THE LESSOR, THE SUBLESSEE AGREES THAT THE COURTS OF ENGLAND HAVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS AGREEMENT AND ACCORDINGLY SUBMITS TO THE JURISDICTION OF THE ENGLISH COURTS.

Without prejudice to any other mode of service, the Sublessee:

         (i) irrevocably appoints as its agent for service of process Viatel U.K. Limited in relation to any proceedings before the English courts in connection with this Agreement;

         (ii) agrees that failure by a process agent to notify the Sublessee of the process will not invalidate the proceedings concerned;

         (iii) consents  to  the  service  of  process   relating  to  any  such
               proceedings by prepaid posting of a copy of the process to its address set forth in the caption to this Agreement; and

         (iv) agrees that if the appointment of any person mentioned in paragraph (a) above ceases to be effective the Sublessee shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within fifteen (15) days, the Sublessor is entitled to appoint such a person by notice to the Sublessee.

The Sublessee waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

Nothing in this clause limits the right of the Sublessor or the Lessor to bring proceedings against the Sublessee in connection with this Agreement in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

VIATEL U.K. LIMITED                   _____________________________
 (Sublessor)                                  (Sublessee)


By:____________________________      By:________________________________________
     (Signature)  (Title)                         (Signature)   (Title)

                                   SCHEDULE 7

                          FORMS OF NOTICES TO LANDLORDS

                           VIATEL [Redacted] SUB-LEASE

              [ON LETTERHEAD OF VIATEL [Redacted], AS APPROPRIATE]

           [TO BE PRODUCED IN THE [Redacted] LANGUAGE, AS APPROPRIATE]


         [PLACE], [DATE], 2000


         Sirs,

         Acting in your capacity as landlord of the rented premises [DESCRIBE PREMISES] (the "PREMISES") with regard to the terms and conditions of a lease agreement signed in favour of Viatel [INSERT COMPANY HEADQUARTERS, COMPANY REGISTRATION NUMBER] ("VIATEL") dated [DATE], we inform you, through this letter, that the leased equipment appearing in the list in the Schedule (the "EQUIPMENT") will be installed in the Premises as of [DATE [this date must be later than, or on, the date of receipt of this letter]].

         The Equipment is the exclusive property of Dresdner Kleinwort Benson Finance Limited, owner of the Equipment, and Viatel has no property or possessory right whatsoever over the Equipment.

         This notification informs you in your capacity as landlord that the Equipment is not the property of Viatel, and thus prevents you from exercising any privilege over the Equipment with respect to obligations of Viatel [in accordance with the rights defined in [Redacted].

         You are kindly requested to acknowledge the receipt of this letter by signing a copy and returning it to the address above.


         Yours faithfully

         (SIGNATURE OF VIATEL [Redacted] SUB-LESSEE, AS APPROPRIATE)


         -----------------------------------------------------------------------

         I confirm and acknowledge receipt:


         -------------------------------        --------------------------------
         Signed By                              Dated


-----------------------------
* Select as  approptiate  for [Redacted] notices.  Leave blank for [Redacted].

                                    SCHEDULE

        THE CABINET(S) TO WHICH A PLATE HAS BEEN AFFIXED IDENTIFYING THE
       OWNER OF THE EQUIPMENT AS DRESDNER KLEINWORT BENSON FINANCE LIMITED
         AND ALL EQUIPMENT IN THAT (THOSE) CABINET(S) INCLUDING, BUT NOT
          LIMITED TO, THE EQUIPMENT AS SET OUT IN THIS SCHEDULE BELOW:

                                LIST OF EQUIPMENT

                                [insert details]

                           VIATEL [Redacted] SUB-LEASE

                 [ON LETTERHEAD OF VIATEL [Redacted] SUB-LESSEE]

                   [TO BE PRODUCED IN THE [Redacted] LANGUAGE


         [PLACE], [DATE], 2000



         Sirs,

         Acting in your capacity as landlord of the rented premises [DESCRIBE PREMISES] (the "Premises") with regards to the terms and conditions of a lease agreement signed in favour of Viatel [INSERT COMPANY HEADQUARTERS, COMPANY REGISTRATION NUMBER] ("VIATEL") dated [DATE], we inform you, through this letter, that the leased equipment appearing in the list in the Schedule (the "EQUIPMENT") will be installed in the Premises as of [DATE [this date must be later than, or on, the date of receipt of this letter]].

         The Equipment is the exclusive property of Dresdner Kleinwort Benson Finance Limited, owner of the Equipment, and Viatel has no property or possessory right whatsoever over the Equipment.

         This notification informs you in your capacity as landlord that the Equipment is not the property of Viatel, and thus prevents you from exercising any privilege over the Equipment with respect to obligations of Viatel.

         On behalf of Dresdner Kleinwort Benson Finance Limited, you are kindly requested to acknowledge the receipt of this letter by signing a copy and returning it to the address above.



         Yours faithfully

         (SIGNATURE OF VIATEL [Redacted] SUB-LESSEE)







         -----------------------------------------------------------------------

         I confirm and acknowledge receipt:




         ------------------------------        ---------------------------------
         Signed By                             Dated

                                    SCHEDULE

        THE CABINET(S) TO WHICH A PLATE HAS BEEN AFFIXED IDENTIFYING THE
       OWNER OF THE EQUIPMENT AS DRESDNER KLEINWORT BENSON FINANCE LIMITED
         AND ALL EQUIPMENT IN THAT (THOSE) CABINET(S) INCLUDING, BUT NOT
          LIMITED TO, THE EQUIPMENT AS SET OUT IN THIS SCHEDULE BELOW:

                                LIST OF EQUIPMENT

                                [insert details]

                               VIATEL US SUB-LEASE

                     [ON LETTERHEAD OF VIATEL US SUB-LESSEE]
                    (APPLIES TO BOTH NEW-JERSEY AND NEW-YORK)

         [ADDRESS]

         [PLACE], [DATE], 2000


         Sirs,

         Acting in your capacity as landlord of the rented premises [DESCRIBE PREMISES] (the "PREMISES") with regards to the terms and conditions of a lease agreement signed in favour of Viatel [INSERT COMPANY HEADQUARTERS, COMPANY REGISTRATION NUMBER] ("Viatel")dated [DATE], we inform you, through this letter, that the leased equipment appearing in the list in the Schedule (the "EQUIPMENT") will be installed in the Premises as of [DATE [this date must be later than, or on, the date of receipt of this letter]].

         The Equipment is the exclusive property of Dresdner Kleinwort Benson Finance Limited, owner of the Equipment, and Viatel has no property or possessory right whatsoever over the Equipment.

         This notification informs you in your capacity as landlord that the Equipment is not the property of Viatel.

         On behalf of Dresdner Kleinwort Benson Finance Limited you are kindly requested to acknowledge the receipt of this letter by signing a copy and returning it to the address above.

         Execution of this letter indicates that you have received notice and waive and relinquish any landlord's lien or rights over the Equipment that may have been granted under the lease or applicable law and that you acknowledge that the Equipment may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

         By signing the acknowledgement below, you will also be permitting Dresdner Kleinwort Benson Finance Ltd or any appointed agent to enter your premises on short notice for the sole purpose of repossessing or removing the Equipment.

         Yours faithfully

         (SIGNATURE OF VIATEL US SUB-LESSEE)


         -----------------------------------------------------------------------

         I confirm and acknowledge receipt and hereby waive any lien or rights over the Equipment set out in the Schedule to this letter that I might otherwise be entitled to under the provisions of the lease or applicable law.

         I confirm that I will permit Dresdner Kleinwort Benson Finance Ltd or any appointed agent to enter my premises on short notice for the sole purpose of repossessing or removing the Equipment.



         -----------------------------------        ----------------------------
         Signed By                                  Dated

                                    SCHEDULE

        THE CABINET(S) TO WHICH A PLATE HAS BEEN AFFIXED IDENTIFYING THE OWNER OF THE EQUIPMENT AS DRESDNER KLEINWORT BENSON FINANCE LIMITED AND ALL THE EQUIPMENT IN THAT (THOSE) CABINET(S) INCLUDING, BUT NOT
          LIMITED TO, THE EQUIPMENT AS SET OUT IN THIS SCHEDULE BELOW:

                                LIST OF EQUIPMENT

                                [insert details]

                           VIATEL [Redacted] SUB-LEASE

                 [ON LETTERHEAD OF VIATEL [Redacted] SUB-LESSEE]

                   [TO BE PRODUCED IN THE [Redacted] LANGUAGE


         [PLACE], [DATE], 2000



         Sirs,

         Acting in your capacity as landlord of the rented premises [DESCRIBE PREMISES] (the "PREMISES") with regards to the terms and conditions of a lease agreement signed in favour of Viatel [INSERT COMPANY HEADQUARTERS, COMPANY REGISTRATION NUMBER] ("VIATEL") dated [DATE], we inform you, through this letter, that the leased equipment appearing in the list in the Schedule (the "EQUIPMENT") will be installed in the Premises as of [DATE [this date must be later than, or on, the date of receipt of this letter]].

         The Equipment is the exclusive property of Dresdner Kleinwort Benson Finance Limited, owner of the Equipment, and Viatel has no property or possessory right whatsoever over the Equipment.

         This notification informs you in your capacity as landlord that the Equipment is not the property of Viatel, and thus prevents you from exercising any privilege over the Equipment with respect to obligations of Viatel.

         On behalf of Dresdner Kleinwort Benson Finance Limited please sign a copy of this letter to indicate your receipt and confirmation of the interests of Dresdner Kleinwort Benson Finance Limited and then return it to the address above.

         Yours faithfully

         (SIGNATURE OF VIATEL [Redacted] SUB-LESSEE)






         -----------------------------------------------------------------------

         I confirm and acknowledge receipt of the letter and of the title of Dresdner Kleinwort Benson Finance Limited to the Equipment set out in the Schedule to the letter:




         -----------------------------------        ----------------------------
         Signed By                                  Dated

                                    SCHEDULE

        THE CABINET(S) TO WHICH A PLATE HAS BEEN AFFIXED IDENTIFYING THE OWNER OF THE EQUIPMENT AS DRESDNER KLEINWORT BENSON FINANCE LIMITED AND ALL THE EQUIPMENT IN THAT (THOSE) CABINET(S) INCLUDING, BUT NOT
           LIMITED TO THE EQUIPMENT AS SET OUT IN THIS SCHEDULE BELOW:

                                LIST OF EQUIPMENT

                                [insert details]

                                   SCHEDULE 8

                SCHEDULE OF EURO AND [Redacted] HIGH YIELD NOTES


EURO HIGH YIELD NOTES:


1.       Euro 12.75 per cent. maturing 15th April, 2008.


2.       Euro 11.5 per cent. maturing 15th March, 2009.



[Redacted] HIGH YIELD NOTES:


[Redacted]

                                   SCHEDULE 9

                     FORM OF SUBORDINATION LETTER AGREEMENT

                                     PART I

            [FOR ALL SUB-LESSEE JURISDICTIONS OTHER THAN [Redacted]]


                           DATED               , 2000



                               VIATEL U.K. LIMITED


                                       and


                               [VIATEL SUB-LESSEE]


                                       and



                    DRESDNER KLEINWORT BENSON FINANCE LIMITED




                  --------------------------------------------
                         SUBORDINATION LETTER AGREEMENT
                  --------------------------------------------












                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                     London

THIS AGREEMENT is dated [                                ], 2000,

BETWEEN:

(1) VIATEL U.K. LIMITED (Registered No. 2968371) whose registered office is at Parnell House, 25 Wilton Road, London SW1V 1LW (together with its successors, permitted assigns and transferees, the "LESSEE");

(3)      VIATEL SUB-LESSEE [INSERT COMPANY DETAILS]; and

(2) DRESDNER KLEINWORT BENSON FINANCE LIMITED (Registered No. 212857) whose registered office is at 20 Fenchurch Street, London EC3P 3DB (together with its successors, permitted assigns and permitted transferees, "DKB").

IT IS AGREED AS FOLLOWS:

1.       Reference is made to :

         (a) the Master Lease Purchase Agreement dated [ ], 2000 between DKB, as Lessor, and the Lessee, (the "MASTER LEASE") in relation to certain optical network and transmission equipment as more fully described in the Master Lease (the "EQUIPMENT");

         (b) the Sub-Lease Agreement dated [ ], 2000 between the Lessee as sub-lessor, and [Viatel Sub-Lessee], as sub-lessee (the "EQUIPMENT SUB-LEASE") relating to certain of the Equipment (being that located in [relevant jurisdiction] (the "RELEVANT EQUIPMENT");

2. A term defined in the Master Lease has the same meaning when used in this Deed, unless it is otherwise defined in this Deed or the context otherwise requires.

3. For the benefit of DKB, the Lessee and [Viatel Sub-Lessee] acknowledge and agree that DKB has agreed to the leasing of the Equipment to the Lessee and the sub-leasing of the Relevant Equipment to [Viatel Sub-Lessee] on the basis that the right, title and interest of the Lessee and [Viatel Sub-Lessee] (whether pursuant to or through the Master Lease or the Equipment Sub-Lease, at law or otherwise howsoever) in and to the Equipment (in respect of the Lessee) and the Relevant Equipment (in respect of [Viatel Sub-Lessee]) is in all respects subject and subordinate to those of DKB as owner and lessor of the Equipment.

4. In consideration of DKB agreeing to lease the Equipment to the Lessee pursuant to the Master Lease and to the leasing of the Relevant Equipment to [Viatel Sub-Lessee] and the payment by DKB to [Viatel Sub-Lessee] of E10 and other valuable consideration, receipt and sufficiency of which is hereby acknowledged by [Viatel Sub-Lessee], [Viatel Sub-Lessee] agrees that:

         (a) its rights under the Equipment Sub-Lease and its right, title and interest in, to and under the Relevant Equipment (whether pursuant to or through the Master Lease or the Equipment Sub-Lease, at law or otherwise howsoever) are subject and subordinate in all respects to DKB's rights under the Master Lease and its right, title and interest in, to and under the Equipment as owner and lessor of the Equipment and to the Lessee's rights under the Master Lease;

         (b) its rights to possession of the Relevant Equipment, and the sub-leasing of it, under the Equipment Sub-Lease and any other right of possession which it may have at law or otherwise will terminate immediately and automatically (and without any notice from or action by the Lessee or DKB) on the termination of the leasing of the Equipment under the Master Lease for any reason;

         (c) upon written notification from DKB that the leasing of the Equipment or, as the case may be, the Relevant Equipment, under the Master Lease has terminated and that DKB requires the Relevant Equipment to be redelivered to it, it will promptly redeliver the Relevant Equipment to DKB at [ ] or at such other place within [the relevant country] reasonably specified by DKB;

         (d) it will have no claim (including without limitation a claim in damages) of any kind against DKB or the Relevant Equipment arising from any breach, non-performance or default by the Lessee or any termination of the leasing of the Relevant Equipment under the Equipment Sub-Lease for any reason and will look solely to the Lessee in respect of any such claim which it may have pursuant to the Equipment Sub-Lease, at law or otherwise.

5. This agreement shall be governed by the laws of England. [Viatel Sub-Lessee] agrees for the benefit of DKB that any legal action or proceedings arising out of or in connection with this agreement against [Viatel Sub-Lessee] or any of its assets may be brought in the English courts and irrevocably and unconditionally submits to the jurisdiction of such courts and waives objection to the English courts on grounds of inconvenient forum or otherwise in connection with this agreement and irrevocably designates, appoints and empowers [Agent] [reference; ] at present of [ ] to receive for it and on its behalf, service of process issued out of the English courts in any legal action or proceeding arising out of and in connection with this agreement. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of DKB to take proceedings against [Viatel Sub-Lessee] in the courts of any other competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. [Viatel Sub-Lessee] further agrees that only the courts of England and not those of any other jurisdiction shall have jurisdiction to determine any claim which [Viatel Sub-Lessee] may have against DKB arising out of and in connection with this agreement.

Signed by the Lessee, [Viatel Sub-Lessee] and DKB on the day and year above written.



SIGNED                                      )
                                            )
by Viatel U.K. Limited                      )
acting by [                ] and            )
[                ] acting under the         )
authority of that company:                  )



SIGNED                                      )
                                            )
by [Viatel Sub-Lessee]                      )
a company duly incorporated in [    ] acting)
by [              ] and [                 ] )
acting under the authority of that company: )

SIGNED BY




 .......................................
for and on behalf of DRESDNER
KLEINWORT BENSON FINANCE LIMITED

                                     PART II

                       [FOR VIATEL [Redacted] SUB-LESSEE]

                         DATED                    , 2000



                               VIATEL U.K. LIMITED


                                       and


                               [VIATEL SUB-LESSEE]


                                       and



                    DRESDNER KLEINWORT BENSON FINANCE LIMITED




                  --------------------------------------------

                         SUBORDINATION LETTER AGREEMENT

                  --------------------------------------------












                               [Graphic Omitted]
                                     London

THIS AGREEMENT is dated [                                     ], 2000,

BETWEEN:

(1) VIATEL U.K. LIMITED (Registered No. 2968371) whose registered office is at Parnell House, 25 Wilton Road, London SW1V 1LW (together with its successors, permitted assigns and transferees, the "LESSEE");

(3)      VIATEL [Redacted] SUB-LESSEE [INSERT COMPANY DETAILS]; and

(2) DRESDNER KLEINWORT BENSON FINANCE LIMITED (Registered No. 212857) whose registered office is at 20 Fenchurch Street, London EC3P 3DB (together with its successors, permitted assigns and permitted transferees, "DKB").

IT IS AGREED AS FOLLOWS:

1.       Reference is made to :

         (a) the Master Lease Purchase Agreement dated [ ], 2000 between DKB, as Lessor, and the Lessee, (the "MASTER LEASE") in relation to certain optical network and transmission equipment as more fully described in the Master Lease (the "EQUIPMENT");

         (b) the Sub-Lease Agreement dated [ ], 2000 between the Lessee as sub-lessor, and [Viatel [Redacted] Sub-Lessee], as sub-lessee (the "EQUIPMENT SUB-LEASE") relating to certain of the Equipment (being that located in [relevant jurisdiction] (the "RELEVANT EQUIPMENT");

2. A term defined in the Master Lease has the same meaning when used in this Deed, unless it is otherwise defined in this Deed or the context otherwise requires.

3. For the benefit of DKB, the Lessee and [Viatel [Redacted] Sub-Lessee] acknowledge and agree that DKB has agreed to the leasing of the Equipment to the Lessee and the sub-leasing of the Relevant Equipment to [Viatel [Redacted] Sub-Lessee] on the basis that the right, title and interest of the Lessee and [Viatel [Redacted] Sub-Lessee] (whether pursuant to or through the Master Lease or the Equipment Sub-Lease, at law or otherwise howsoever) in and to the Equipment (in respect of the Lessee) and the Relevant Equipment (in respect of [Viatel [Redacted] Sub-Lessee]) is in all respects subject and subordinate to those of DKB as owner and lessor of the Equipment.

4. In consideration of DKB agreeing to lease the Equipment to the Lessee pursuant to the Master Lease and to the leasing of the Relevant Equipment to [Viatel [Redacted] Sub-Lessee] and the payment by DKB to [Viatel [Redacted] Sub-Lessee] of E10 and other valuable consideration, receipt and sufficiency of which is hereby acknowledged by [Viatel [Redacted] Sub-Lessee], [Viatel [Redacted] Sub-Lessee] agrees that:

         (a) its rights under the Equipment Sub-Lease and its right, title and interest in, to and under the Relevant Equipment (whether pursuant to or through the Master Lease or the Equipment Sub-Lease, at law or otherwise howsoever) are subject and subordinate in all respects to DKB's rights under the Master Lease and its right, title and interest in, to and under the Equipment as owner and lessor of the Equipment and to the Lessee's rights under the Master Lease;

         (b) its rights to possession of the Relevant Equipment, and the sub-leasing of it, under the Equipment Sub-Lease will terminate immediately and automatically on the termination of the leasing of the Equipment or, as the case may be, the Relevant Equipment under the Master Lease for any reason, as consequence of the fact that the Equipment Sub-Lease automatically and by force of law will be rescinded ([Redacted]) upon the termination of the leasing of the Equipment or, as the case may be, the Relevant Equipment under the Master Lease for any reason;

         (c) upon written notification from DKB that the leasing of the Equipment or, as the case may be, the Relevant Equipment, under the Master Lease has terminated and that DKB requires the Relevant Equipment to be redelivered to it, it will promptly redeliver the Relevant Equipment to DKB at [ ] or at such other place within [the relevant country] reasonably specified by DKB;

         (d) it will have no claim (including without limitation a claim in damages) of any kind against DKB or the Relevant Equipment arising from any breach, non-performance or default by the Lessee or any termination of the leasing of the Relevant Equipment under the Equipment Sub-Lease for any reason and will look solely to the Lessee in respect of any such claim which it may have pursuant to the Equipment Sub-Lease, at law or otherwise.

5. This agreement shall be governed by the laws of England. [Viatel [Redacted] Sub-Lessee] agrees for the benefit of DKB that any legal action or proceedings arising out of or in connection with this agreement against [Viatel [Redacted] Sub-Lessee] or any of its assets may be brought in the English courts and irrevocably and unconditionally submits to the jurisdiction of such courts and waives objection to the English courts on grounds of inconvenient forum or otherwise in connection with this agreement and irrevocably designates, appoints and empowers [Agent] [reference; ] at present of [ ] to receive for it and on its behalf, service of process issued out of the English courts in any legal action or proceeding arising out of and in connection with this agreement. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of DKB to take proceedings against [Viatel [Redacted] Sub-Lessee] in the courts of any other competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. [Viatel [Redacted] Sub-Lessee] further agrees that only the courts of England and not those of any other jurisdiction shall have jurisdiction to determine any claim which [Viatel [Redacted] Sub-Lessee] may have against DKB arising out of and in connection with this agreement.

Signed by the Lessee, [Viatel[Redacted] Sub-Lessee] and DKB on the day and year above written.

SIGNED                                      )
                                            )
by Viatel U.K. Limited                      )
acting by [                         ] and   )
[                   ] acting under the      )
authority of that company:                  )

SIGNED                                      )
                                            )
by [Viatel [Redacted] Sub-Lessee]           )
a company duly incorporated in [    ] acting)
by [              ] and [                 ] )
acting under the authority of that company: )


SIGNED BY




 .......................................................
for and on behalf of DRESDNER
KLEINWORT BENSON FINANCE LIMITED

                                   SIGNATORIES



LESSOR

DRESDNER KLEINWORT BENSON FINANCE LIMITED





By:      KEVIN JOHN WHITING                 By:      RICHARD ALASTAIR BIRCH
Name:    Kevin John Whiting                 Name:    Richard Alastair Birch
Title:   Authorised Signatory               Title:   Authorised Signatory




LESSEE

VIATEL U.K. LIMITED



By:      ALLAN L. SHAW                      By:      JAMES P. PRENETTA, JR.
Name:    Allan L. Shaw                      Name:    James P. Prenetta, Jr.
Title:   Director                           Title:   Director